EXHIBIT 10.5



          -------------------------------------------------------------



                 DEBTOR-IN-POSSESSION REVOLVING CREDIT AGREEMENT

                          dated as of October 16, 2000

                                      among

                              WEINER'S STORES, INC.

                                  AS BORROWER,

                    THE FINANCIAL INSTITUTIONS PARTY HERETO,

                                   AS LENDERS

                                       and

                      THE CIT GROUP/BUSINESS CREDIT, INC.,

                             AS AGENT AND AS LENDER

                          ----------------------------

                                   $35,000,000

                          ----------------------------





          -------------------------------------------------------------





80289.0003

                                Table of Contents

Section                                                       Title                                                      Page
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
ARTICLE I DEFINITIONS; CONSTRUCTION........................................................................................2
          -------------------------

      1.01. Certain Definitions............................................................................................2
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      1.02. Construction..................................................................................................20
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      1.03. Accounting Principles.........................................................................................20
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ARTICLE II THE CREDITS....................................................................................................20
           -----------

      2.01. Revolving Credit Loans........................................................................................20
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      2.02. Notes.........................................................................................................21
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      2.03. Notice of Borrowing; Making of Loans..........................................................................21
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      2.04. Termination or Reduction of Commitment; Mandatory Prepayment; Optional Prepayment.............................24
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      2.05. Interest Rate.................................................................................................26
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      2.06. Interest Payment Dates........................................................................................26
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      2.07. Amortization..................................................................................................26
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      2.08. Payments......................................................................................................26
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      2.09. Use of Proceeds...............................................................................................29
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      2.10. Eurodollar Rate Not Determinable; Inability to Determine Interest Rate; Illegality or Impropriety.............29
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      2.11. Reserve Requirements; Capital Adequacy Circumstances..........................................................30
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      2.12. Indemnity.....................................................................................................32
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      2.13. Right of Set-Off; Sharing of Set-Offs.........................................................................32
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      2.14. Continuation and Conversion of Loans..........................................................................33
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      2.15. Taxes.........................................................................................................34
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      2.16. Payment of Pre-Petition Obligations...........................................................................36
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ARTICLE III LETTERS OF CREDIT.............................................................................................36
            -----------------

      3.01. Letters of Credit.............................................................................................36
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      3.02. Participations................................................................................................40
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ARTICLE IV BORROWING BASE.................................................................................................41
           --------------

      4.01. Condition of Lending and Assisting in Establishing or Opening Letters of Credit...............................41
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      4.02. Mandatory Prepayment..........................................................................................41
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      4.03. Rights and Obligations Unconditional..........................................................................42
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      4.04. Borrowing Base Certificate....................................................................................42
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      4.05. General Provisions............................................................................................42
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ARTICLE V SECURITY; ADMINISTRATIVE PRIORITY...............................................................................43
          ---------------------------------

      5.01. Grant of Lien and Security Interest...........................................................................43
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      5.02. Perfection of Security Interests..............................................................................46
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      5.03. Performance by the Lenders of Borrower's Obligations..........................................................47
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                                       i

      5.04. Limitation on the Lenders' Duty in Respect of Collateral......................................................47
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      5.05. Remedies, Rights Upon Default.................................................................................47
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      5.06. Automatic Stay................................................................................................48
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      5.07. The Agent's Appointment as Attorney-in-Fact...................................................................49
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ARTICLE VI REPRESENTATIONS AND WARRANTIES.................................................................................50
           ------------------------------

      6.01. Organization, Good Standing, Etc..............................................................................50
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      6.02. Authorization, Etc............................................................................................51
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      6.03. Governmental Approvals........................................................................................51
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      6.04. Enforceability of Loan Documents..............................................................................51
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      6.05 Subsidiaries...................................................................................................51
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      6.06. Absence of Conflicts..........................................................................................51
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      6.07. Financial Statements..........................................................................................52
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      6.08. No Event of Default...........................................................................................52
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      6.09. Litigation....................................................................................................52
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      6.10. ERISA.........................................................................................................52
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      6.11. Taxes, Etc....................................................................................................53
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      6.12. Regulation U..................................................................................................53
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      6.13. Adverse Agreements, Etc.......................................................................................53
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      6.14. Holding Company and Investment Company Acts...................................................................53
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      6.15 Permits, Etc...................................................................................................53
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      6.16. Priority Title................................................................................................53
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      6.17. Financial Accounting Practices, Etc...........................................................................54
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      6.18. Power To Carry On Business....................................................................................54
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      6.19. No Material Adverse Change....................................................................................54
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      6.20. Existing Liens; Capitalized Leases; Unpaid Rent...............................................................54
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      6.21. Compliance with Laws..........................................................................................55
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      6.22. Accurate and Complete Disclosure..............................................................................55
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      6.23. Insurance.....................................................................................................55
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      6.24. Operating Lease Obligations...................................................................................55
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      6.25. Environmental Matters.........................................................................................55
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      6.26. Schedules.....................................................................................................57
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      6.27. Administrative Priority; Lien Priority........................................................................57
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      6.28. Bankruptcy Court Order........................................................................................58
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      6.29. Real Property.................................................................................................58
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      6.30. Location of Bank Accounts.....................................................................................59
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      6.31. Use of Proceeds...............................................................................................59
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      6.32. Inventory.....................................................................................................59
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      6.33. Intellectual Property.........................................................................................59
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      6.34. Nature of Business............................................................................................60
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ARTICLE VII CONDITIONS OF CREDIT EXTENSIONS...............................................................................60
            -------------------------------

      7.01. Conditions Precedent to Initial Credit Extension..............................................................60
      ----------------------------------------------------------------------------------------------------------------------
      7.02. Conditions Precedent to Each Credit Extension.................................................................61
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                                       ii

ARTICLE VIII AFFIRMATIVE COVENANTS........................................................................................63
             ---------------------

      8.01. Reporting Requirements........................................................................................63
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      8.02. Preservation of Existence and Franchises......................................................................67
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      8.03. Keeping of Records and Books of Account.......................................................................68
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      8.04. [INTENTIONALLY OMITTED].......................................................................................68
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      8.05. Maintenance of Insurance......................................................................................68
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      8.06. Maintenance of Properties, Etc................................................................................68
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      8.07. Environmental Indemnity.......................................................................................69
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      8.08. Financial Accounting Practices, Etc...........................................................................70
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      8.09. Compliance with Laws..........................................................................................70
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      8.10. Further Assurances............................................................................................70
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      8.11. Cash Management System........................................................................................71
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      8.12. Taxes.........................................................................................................72
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      8.13. Borrowing Base................................................................................................72
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      8.14. Change in Collateral; Collateral Records......................................................................72
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      8.15. Leases........................................................................................................72
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      8.16. New Real Estate...............................................................................................73
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      8.17. Subsidiaries..................................................................................................73
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      8.18. Sales Tax Escrow Account......................................................................................74
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ARTICLE IX NEGATIVE COVENANTS.............................................................................................74
           ------------------

      9.01. Interim Bankruptcy Court Order; Final Bankruptcy Court Order; Administrative Priority; Lien
            Priority; Payment               of Claims.....................................................................74
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      9.02. Liens.........................................................................................................74
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      9.03. Indebtedness..................................................................................................75
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      9.04. Guarantees, Etc...............................................................................................76
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      9.05. Loans, Advances and Investments, Etc..........................................................................76
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      9.06. Dividends, Prepayments, Etc...................................................................................77
      ----------------------------------------------------------------------------------------------------------------------
      9.07. Merger, Consolidation, Sale of Assets, Etc....................................................................77
      ----------------------------------------------------------------------------------------------------------------------
      9.08. Transactions With Affiliates..................................................................................77
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      9.09. Continuation of or Change in Business.........................................................................78
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      9.10 Lease Obligations..............................................................................................78
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      9.11. Capital Expenditures..........................................................................................78
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      9.12. Markup and Markdown Policies..................................................................................78
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      9.13. Federal Reserve Regulations...................................................................................78
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      9.14. Environmental.................................................................................................78
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      9.15. ERISA.........................................................................................................78
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      9.16. Maintenance of Inventory......................................................................................79
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      9.17. Cumulative FIFO EBITDA........................................................................................79
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      9.18. Payments......................................................................................................80
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ARTICLE X DEFAULTS........................................................................................................81
          --------

      10.01. Events of Default............................................................................................81
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                                      iii

      10.02. Consequences of an Event of Default..........................................................................83
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      10.03. Deposit for Letters of Credit................................................................................84
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      10.04. Certain Remedies.............................................................................................84
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ARTICLE XI MISCELLANEOUS..................................................................................................85
           -------------

      11.01. Holidays.....................................................................................................85
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      11.02. Records......................................................................................................85
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      11.03. Amendments and Waivers.......................................................................................85
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      11.04. No Implied Waiver; Cumulative Remedies.......................................................................86
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      11.05. Notices......................................................................................................86
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      11.06 Expenses; Taxes; Attorneys' Fees; Indemnification.............................................................87
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      11.07. Application..................................................................................................88
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      11.08. Severability.................................................................................................88
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      11.09. Governing Law................................................................................................88
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      11.10. Prior Understandings.........................................................................................88
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      11.11. Duration; Survival...........................................................................................88
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      11.12. Counterparts.................................................................................................89
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      11.13. Assignment; Participations...................................................................................89
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      11.14. Successors and Assigns.......................................................................................91
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      11.15. Confidentiality..............................................................................................91
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      11.16. The Agent and the Lenders as Party in Interest...............................................................92
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      11.17. Waiver of Jury Trial.........................................................................................92
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      11.18. Right of Setoff..............................................................................................92
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      11.19. Headings.....................................................................................................93
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ARTICLE XII THE AGENT.....................................................................................................93

      12.01. Appointment..................................................................................................93
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      12.02. Nature of Duties.............................................................................................93
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      12.03. Rights, Exculpation, Etc.....................................................................................94
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      12.04. Reliance.....................................................................................................94
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      12.05. Indemnification..............................................................................................94
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      12.06. CIT Individually.............................................................................................95
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      12.07. Successor Agent..............................................................................................95
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      12.08. Collateral Matters...........................................................................................95
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      Exhibit A                           Assignment and Acceptance
      Exhibit B                           Depository Accounts Agreements
      Exhibit C                           Interim Bankruptcy Court Order
      Exhibit D                           Promissory Note(s)
      Exhibit E                           Restricted Account Agreement
      Exhibit F                           Subsidiary Guaranty
      Exhibit G                           Letter of Credit Application
      Exhibit H                           Borrowing Base Certificate
      Exhibit I                           Credit Card Bank Depository Account Agreement


                                       iv

      Schedule 1.01(A)                    Inventory Locations (distribution centers, warehouse, retail)
      Schedule 3.01(c)                    Letters of Credit issued pursuant to the Pre-Petition Loan Agreement and outstanding on Entry Date
      Schedule 5.01(a)(v)                 Trademark Licenses
      Schedule 5.01(a)(vi)                Patent Licenses
      Schedule 5.01(a)(vii)               Accounts List
      Schedule 6.09                       Litigation
      Schedule 6.10                       ERISA Plans
      Schedule 6.23                       Insurance
      Schedule 6.24                       Operating Lease Obligations
      Schedule 6.25                       Environmental Matters
      Schedule 6.29(a)                    Real Property
      Schedule 6.30                       Location of Bank Accounts
      Schedule 9.02                       Liens
      Schedule 9.03                       Indebtedness
      Schedule 9.04                       Guarantees
      Schedule 9.07(b)                    List of Stores to be Closed
      Schedule 9.18                       Allowed Payments of Secured Indebtedness


                 DEBTOR-IN-POSSESSION REVOLVING CREDIT AGREEMENT

                     THIS AGREEMENT, dated as of October 16, 2000, between WEINER'S STORES, INC., a Delaware corporation (the "Borrower"), the financial institutions from time to time party hereto (collectively, the "Lenders" and individually, a "Lender") and THE CIT GROUP/BUSINESS CREDIT, INC. ("CIT"), as agent for the Lenders (in such capacity, the "Agent").

                                  INTRODUCTION

                     WHEREAS, the Borrower, the Agent and the Lenders are party to a Revolving Credit Agreement dated as of August 26, 1997 (as may have been amended from time to time prior to the date hereof, the "Pre-Petition Loan Agreement"); and

                     WHEREAS, on October 16, 2000 (the "Filing Date"), the Borrower filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware; and

                     WHEREAS, the Borrower is continuing to operate its businesses and manage its properties as a debtor-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code; and

                     WHEREAS, certain capitalized terms used herein but not defined above are defined in Article I; and

                     WHEREAS, the Borrower hereby acknowledges, confirms and agrees that it is indebted to CIT for the Pre-Petition Obligations, both absolute and contingent, as of October 16, 2000, in respect of the loans and advances made to Borrower and letters of credit caused to be issued for the account of Borrower pursuant to the Pre-Petition Loan Agreement in the aggregate principal amount of approximately $28,686,210 together with interest accrued and accruing thereon, letter of credit guaranty fees, and costs, expenses, fees (including attorneys' fees) and other charges now or hereafter owed by the Borrower to the Lenders, all of which is unconditionally owing by the Borrower to the Lenders, without offset, defense or counterclaim of any kind, nature and description whatsoever; and

                     WHEREAS, the Borrower hereby acknowledges, confirms and agrees that, subject only to the prior liens on its property existing on the Filing Date, but only to the extent that such liens are valid, perfected and non-voidable in accordance with applicable law ("Existing Valid Liens"), CIT has and the Lenders shall continue to have valid, enforceable and perfected first priority and senior liens upon and security interests in all Pre-Petition Collateral heretofore granted to Lender pursuant to the Pre-Petition Loan Documents as in effect prior to the date hereof to secure all of the Obligations, as well as valid and enforceable first priority and senior liens upon and in all Collateral granted to the Lenders under the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order or hereunder or under any Loan Document or otherwise granted to or held by the Lenders; and

                     WHEREAS, an immediate and on-going need exists for the Borrower to obtain additional funds in order to continue the operation of its business as a debtor-in-possession under chapter 11 of the Bankruptcy Code and, accordingly, the Borrower requested that the Lenders extend post-petition financing and make revolving credit and term loan advances and assist the Borrower in establishing, opening or maintaining letters of credit and the Lenders are willing to provide such post-petition financing and incur such additional obligations pursuant to sections 364(c)(1), (c)(2) and (c)(3) of the Bankruptcy Code but only for the purposes and upon the terms and conditions set forth in this Agreement; and

                     WHEREAS, it is contemplated by the parties hereto that on or after the Filing Date, the Bankruptcy Court will enter the Interim Bankruptcy Court Order and the Final Bankruptcy Court Order, which will approve this Agreement and will authorize the Borrower, pursuant to section 364 of the Bankruptcy Code, to incur secured and super-priority indebtedness under the terms and conditions of this Agreement; and

                     WHEREAS, in accordance with the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order (when entered by the Bankruptcy Court) and this Agreement, the Lenders will make post-petition loans and other financial accommodations to the Borrower;

                     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:


                                    ARTICLE I
                            DEFINITIONS; CONSTRUCTION

                     1.01. Certain Definitions. In addition to other words and terms defined elsewhere in this Agreement, as used herein the following words and terms shall have the following meanings, respectively, unless the context hereof otherwise clearly requires:

                     "Affiliate" of a Person shall mean any Person which directly or indirectly controls, or is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person whether by contract or otherwise; provided, however, that Chase Bank of Texas, N.A. shall not be deemed to be an "Affiliate" of the Borrower under clause (a) hereof.

                     "Agent" shall have the meaning given that term in the Introduction to this Agreement.

                     "Agent Account" shall mean an account in the name of the Agent, initially in New York, New York, designated to the Borrower from time to time into which the Borrower shall make all payments to the Agent under this Agreement.

                     "Agreed Administrative Expense Priorities" shall mean these administrative expenses with respect to the Borrower and, with respect to clause
(ii) of clause "first" below, any official committee appointed by the Bankruptcy Court in the Chapter 11 Case, shall have the following order of priority:

                     first, (i) amounts payable pursuant to 28 U.S.C. ss. 1930(a)(6) and (ii) allowed fees and expenses of attorneys, accountants, financial advisors, consultants and other professionals retained by the Debtor or any official unsecured creditors' committee appointed in the Chapter 11 Case pursuant to Sections 327 and 1103 of the Bankruptcy Code, as the case may be (including any accrued and unpaid fees and expenses), whether incurred prior to or following an Event of Default (collectively, the "Professional Expenses"); provided, that after the occurrence and during the continuance of an Event of Default or the Termination Date the aggregate amount of Professional Expenses entitled to priority under clause "(ii)" shall not exceed the amount necessary to pay Professional Expenses for a thirty (30) day period (calculated based upon the 30 day period immediately prior to such Event of Default or Termination Date, as the case may be) up to $300,000 plus the amount then available in the Professional Expense Reserve to pay Professional Expenses (the "Professional Expense Cap"); provided, further, that the following Professional Expenses shall not be entitled to priority under this clause "(ii)": Professional Expenses incurred in connection with the assertion or joinder in any claim, counterclaim, action, proceeding, application, motion, objection, defenses or other contested matter, the purpose of which is to seek any order, judgment, determination or similar relief (A) invalidating, setting aside, avoiding, subordinating, in whole or in part, (i) the Pre-Petition Obligations or the Obligations or (ii) the Lenders' liens in the Collateral or the Pre-Petition Liens or (B) preventing, hindering or delaying, whether directly or indirectly, the Lenders' assertions or enforcement of its liens, security interests or realization upon any Collateral or the Pre-Petition Lenders' assertion or enforcement of the Pre-Petition Liens; and provided, further, that the agreement to a limited priority for Professional Expenses shall not waive any right of the Lenders or the Agent to object to fees and expenses constituting such Professional Expenses or be construed as consent to the allowance of any fees and expenses and nothing herein shall be construed to obligate the Lenders or the Agent, in any way, to pay the Professional Expenses or to assure that the Debtors have sufficient funds on hand to pay such Professional Expenses.

                     second, all Obligations, and

                     third, all other allowed administrative expenses.

                     "Agreement" shall mean this Debtor-in-Possesion Revolving Credit Agreement as amended, modified, supplemented or restated from time to time.

                     "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee, and accepted by the Agent, substantially in the form of Exhibit A hereto.

                     "Availability" shall mean, at any time, the difference between (i) the lesser of (A) the Borrowing Base and (B) the Current Commitment and (ii) the sum of (A) the aggregate outstanding principal amount of all Loans and (B) the Letter of Credit Exposure.

                     "Availability Date" shall mean the first date on which each of the conditions set forth in Section 7.01 shall have been satisfied.

                     "Bank" shall mean The Chase Manhattan Bank, its successors or any other bank designated by Borrower to the Agent from time to time that is reasonably acceptable to the Agent.

                     "Bankruptcy Code" shall mean Title 11, United States Code, 11 U.S.C.ss.ss.101 et seq., as amended, or any successor statute thereto.

                     "Bankruptcy Court" shall mean the United States Bankruptcy Court for the District of Delaware or such other court having original jurisdiction over the Chapter 11 Case.

                     "Benefit Plan" shall mean a defined benefit plan as defined in Section 3(35) of ERISA and subject to Title IV of ERISA (other than a Multiemployer Plan) in respect of which the Borrower or any ERISA Affiliate is or within the immediately preceding six (6) years was an "employer" as defined in Section 3(5) of ERISA.

                     "Board" means the Board of Governors of the Federal Reserve System of the United States.

                     "Book Value" shall mean, as to any Inventory in respect of which such amount is to be determined, the lower of (i) cost (as reflected in the general ledgers of the Borrower) or (ii) market value (both cost and market value being determined in accordance with GAAP calculated on the first in first out basis), excluding adjustments relating to the uniform capitalization of inventory.

                     "Borrower" shall have the meaning given that term in the introductory paragraph to this Agreement.

                     "Borrower's Account" shall have the meaning given that term in Section 2.08(a) hereof.

                     "Borrowing Base" shall mean an amount equal to the difference between (i) the sum of (A) the lesser of (1) 70% of the Book Value of Eligible Inventory and (2) 90% of the net recovery (liquidation value) of Eligible Inventory as determined by the most recent inventory appraisal conducted by Hilco Appraisal Services, LLC (or any other appraisal service acceptable to the Agent) on behalf of the Lenders and (B) $2,700,000 less (ii) $750,000 (which amount can be reduced in the Agent's sole discretion), provided that the dollar amount of such $750,000 reduction shall be decreased by $10,000 for each landlord waiver delivered prior to the Filing Date in accordance with the Pre-Petition Loan Agreement with respect to a retail store location of the Borrower.

                     "Borrowing Base Certificate" shall have the meaning given that term in Section 4.04(a) hereof.

                     "Borrowing Date" shall mean any date on which a Loan is made pursuant to Section 2.03, which date shall be a Business Day.

                     "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banking institutions are authorized or obligated to close in New York, New York, provided, that with respect to the borrowing, payment, conversion to or continuation of Eurodollar Loans, Business Day shall also mean a day on which dealings in Dollars are carried on in an Interbank Market.

                     "Capital Expenditures" shall mean, for any period, the sum, without duplication, of (i) the aggregate amount of all expenditures during such period which, in accordance with GAAP, are required to be included in property, plant or equipment or similar fixed asset accounts plus (ii) the entire principal amount of any debt obligations (including, without limitation, Capitalized Lease Obligations) assumed in connection with any such expenditures.

                     "Capitalized Lease" shall mean any lease which is required under GAAP to be capitalized on the balance sheet of the lessee.

                     "Capitalized Lease Obligations" shall mean the aggregate amount which is required under GAAP to be reported as a liability on the balance sheet of a Person as lessee under a Capitalized Lease.

                     "Carve-Out Expenses" shall mean those amounts, fees, expenses and claims set forth in, and subject to, clause "first" of the definition of the term "Agreed Administrative Expense Priorities."

                     "Cash Concentration Account" shall mean the deposit account maintained by the Borrower at the Cash Concentration Account Bank which deposit account shall be under the sole dominion and control of the Agent.

                     "Cash Concentration Account Bank" shall mean the Chase Bank of Texas, N.A. or such other bank as the Borrower may select with the written approval of the Agent.

                     "Cash Concentration Account Blockage Date" shall mean the date on which the Agent, after the occurrence and during the continuance of an Event of Default, instructs the Cash Concentration Account Bank, pursuant to the Restricted Account Agreement, to remit all amounts deposited in the Cash Concentration Account to the Agent Account or as the Agent shall direct.

                     "Chapter 11 Case" shall mean the Borrower's case under chapter 11 of the Bankruptcy Code, pending in the Bankruptcy Court.

                     "CIT" shall have the meaning given that term in the introductory paragraph to this Agreement.

                     "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed also to refer to any successor sections.

                     "Collateral" shall have the meaning given that term in
Section 5.01 hereof.

                     "Consolidated Subsidiary" of a Person at any time shall mean those Subsidiaries or other Affiliates of such Person whose accounts are or should in accordance with GAAP be consolidated with those of such Person.

                     "Contaminant" means any waste, pollutant, hazardous substance, toxic substance or hazardous waste, including any such substance regulated under any Environmental Law.

                     "Contracts" shall mean all contracts, undertakings, or other agreements (other than rights evidenced by chattel paper, documents or instruments) in or under which the Borrower may now or hereafter have any right, title or interest, including, without limitation, with respect to an account, or any agreement relating to the terms of payment or the terms of performance thereof.

                     "Credit Extension" shall mean (a) the making of any Loan by the Lenders or the Agent on behalf of the Lenders or (b) the issuance, or extension of the expiration date of, any Letter of Credit which the Agent or any Lender assists the Borrower in opening or establishing.

                     "Cumulative FIFO EBITDA" shall mean with respect to the fiscal quarter ending on October 28, 2000 and each fiscal quarter thereafter, the aggregate FIFO EBITDA for such fiscal quarter and the preceding three fiscal quarters (i.e., a rolling twelve (12) month basis).

                     "Current Commitment" shall have the meaning assigned to that term in Section 2.01 hereof.

                     "Depository Accounts" shall mean the lock-box or blocked depository accounts maintained by the Borrower for the collection of the cash of the Borrower and the proceeds from the sale of the Inventory of the Borrower.

                     "Depository Accounts Agreements" shall mean each agreement, substantially in the form of Exhibit B hereto, among a Depository Bank, the Borrower and the Agent delivered to the Agent pursuant to Section 8.11 hereof, as each such Agreement may be modified and supplemented and in effect from time to time.

                     "Depository Bank" shall mean each financial institution at which a Depository Account is maintained.

                     "Designated Borrowing Officer" shall mean Raymond J. Miller or such other officer as shall be designated from time to time in writing by the Borrower to the Agent.

                     "Designated Financial Officer" of a Person shall mean the individual designated from time to time by the Board of Directors or governing body performing like functions of such Person to be the chief financial officer or treasurer of such Person (and individuals designated from time to time by the Board of Directors or governing body performing like functions of such Person to act in lieu of the chief financial officer or the Treasurer).

                     "Disbursement Account" shall mean the deposit account in the name of the Borrower maintained at a bank in the United States designated by the Borrower to the Agent into which there shall be deposited proceeds of Loans and funds disbursed to the Borrower by the Agent.

                     "Dollar," "Dollars" and the symbol "$" shall mean lawful money of the United States of America.

                     "Eligible Inventory" shall mean finished goods Inventory of the Borrower which at the time of determination meets all the following qualifications:

                  (i) it is lawfully owned by the Borrower and not subject to any Lien, security interest or prior assignment, other than (x) the Lien, security interest and assignment in favor of the Agent that secures the payment of the Obligations and (y) in the case of such Inventory which constitutes Pre-Petition Collateral, the Lien, security interest and assignment in favor of the Agent under the Pre-Petition Loan Documents, and it is not held on consignment and may be lawfully sold;

                  (ii) it is (A) located in the Borrower's distribution center, warehouses or retail locations listed on
                           Schedule 1.01(A) hereto or (B) located in other locations in the continental United States as the Agent shall have approved in writing from time to time, which approval shall be given upon the Borrower providing the Agent with evidence, reasonably satisfactory to the Agent, of (1) the Agent's perfected, first priority (except that in the case of such Inventory which constitutes Pre-Petition Collateral, second priority Lien subject only to the Lien in favor of the Agent under the Pre-Petition Loan Documents) Lien on all Inventory of the Borrower located in such locations and (2) the absence of any other Liens on any Inventory of the Borrower located in such locations other than the Liens in favor of the Agent under the Pre-Petition Loan Documents;

                  (iii) it is determined in the reasonable judgment of the Agent to be, when taken as a whole, substantially similar in quality and mix to the Inventory maintained by the Borrower in recent historical operations prior to the Filing Date; and

                  (iv) it is Inventory that has been valued after deducting reserves for (a) markdowns, (b) shrinkage, (c) lay-a-ways, (d) pack-a-ways, (e) displays and open stock to the extent such stock is the type of stock that is customarily sold in a package, (f) rejected, damaged, aged or otherwise unusable Inventory and (g) other reserves required by the Agent in the exercise of its reasonable business judgment;

provided, that any Inventory in respect of which a Letter of Credit has been issued at the Borrower's request, payment and performance of which is guaranteed by a Letter of Credit Guarantee, shall be deemed "Eligible Inventory" for all purposes hereof subject to the qualifications set forth in clauses (iii) and
(iv) above.

                     "Entry Date" shall mean the date the Interim Bankruptcy Court Order is entered.

                     "Environmental Actions" shall mean any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, hearing, proceeding, judgment, letter or other communication from any Governmental Authority or any third party relating to any Environmental Matter, including, without limitation, a Release (i) from or onto any of the properties presently or formerly owned, leased, operated or controlled by the Borrower or its Subsidiaries or (ii) from or onto any facilities which received Hazardous Materials from the Borrower or its Subsidiaries, or any violation of any Environmental Law.

                     "Environmental Laws" shall mean, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.ss.ss. 9601 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C.ss.ss. 11001 et seq., the Resource Conservation and Recovery Act, 42 U.S.C.ss.ss. 6901 et seq., the Toxic Substances Control Act, 15 U.S.C.ss.ss. 2601 et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C.ss.ss. 136 et seq., the Clean Air Act, 42 U.S.C.ss.ss. 7401 et. seq., the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C.ss.ss. 1251 et seq., the Safe Drinking Water Act, 42 U.S.C. ss.ss. 300f et seq., the Occupational Safety and Health Act, 29 U.S.C.ss.ss. 641, et seq., the Hazardous Materials Transportation Act, 49 U.S.C.ss.ss. 1801, et seq., as any of the above statutes have been or may be amended from time to time, all rules and regulations promulgated pursuant to any of the above statutes, and any other foreign, federal, state or local law, statute, ordinance, rule or regulation governing Environmental Matters, as the same have been or may be amended from time to time, including any common law cause of action providing any right or remedy relating to Environmental Matters, and all applicable judicial and administrative decisions, orders, and decrees relating to Environmental Matters.

                     "Environmental Liabilities and Costs" shall mean, without limitation, any actual or potential investigation, cleanup, remediation, removal, or other response costs (which without limitation shall include costs to cause the Borrower and its Subsidiaries to come into compliance with Environmental Laws), expenses (including, without limitation, fees and disbursements of consultants, counsel, and other experts in connection with any environmental investigation, testing, audits or studies, response actions, or litigation), losses, liabilities or obligations (including without limitation, liabilities or obligations under any lease or other contract), payments, damages (including without limitation any actual, punitive or consequential damages under any statutory laws, common law cause of action or contractual obligations or otherwise, including without limitation damages (a) of third parties for personal injury or property damage, or (b) to natural resources), civil or criminal fines or penalties, judgments, and amounts paid in settlement arising out of or relating to or resulting from any Environmental Matter.

                     "Environmental Matter" shall mean any matter arising out of, relating to, or resulting from pollution, contamination, protection of the environment, human health or safety, health or safety of employees, sanitation, and any matters relating to Releases or threatened Releases of Hazardous Materials into the air (indoor and outdoor), surface water, groundwater, soil, land surface or subsurface, buildings, facilities, real or personal property or fixtures or otherwise arising out of, relating to, or resulting from the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Hazardous Materials.

                     "Environmental Lien" shall mean any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

                     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

                     "ERISA Affiliate" shall mean any (i) corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower, (ii) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Borrower, or (iii) member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Borrower, any corporation described in clause (i) above or any partnership or trade or business described in clause (ii) above.

                     "Eurodollar Base Rate" shall mean, with respect to a Eurodollar Loan for the relevant Interest Period, the rate determined by the Agent to be the rate at which deposits in Dollars are offered by The Chase Manhattan Bank to first-class banks in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its eurodollar loans are then being conducted at approximately 11:00 a.m., New York City time, two Business Days prior to the first day of such Interest Period, in the approximate amount of the relevant Eurodollar Loan and having a maturity equal to such Interest Period.

                     "Eurodollar Loan" shall mean a Loan bearing interest at the Eurodollar Rate.

                     "Eurodollar Rate" means with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100 of 1%):

                                        Eurodollar Base Rate
                               ---------------------------------------
                                     1.00 -- Reserve Requirements

                     "Event of Default" shall mean any of the Events of Default described in Section 10.01 hereof.

                     "Fee Letter" shall mean the letter agreement, dated October 13, 2000, between the Borrower and the Agent obligating the Borrower to pay certain fees in connection with this Agreement, as such letter agreement may be modified, supplemented or amended from time to time.

                     "FIFO EBITDA" shall mean, for any period, the consolidated net income (or net loss) of the Borrower and its Consolidated Subsidiaries for such period as determined in accordance with GAAP, plus (i) the sum of, without duplication the following for the Borrower and its Consolidated Subsidiaries,
(A) depreciation expense, (B) amortization expense net of negative goodwill amortization, (C) the excess, if any, of gross interest expense for such period over gross interest income for such period, in each case determined in accordance with GAAP, (D) total income tax expense, (E) extraordinary or unusual non-cash losses (provided that such extraordinary or unusual losses, (a) do not at any time result in a cash outlay by the Borrower or any Consolidated Subsidiary and (b) do not result from the write down of the Inventory, except for any write downs related to the closure of stores set forth on Schedule 9.07(b), of the Borrower), which include the cumulative effect on earnings from the adoption of GAAP pronouncements, and (G) expenses relating to the uniform capitalization of inventory, less (ii) extraordinary non-cash gains and the income effect of the uniform capitalization of inventory for the Borrower and its Consolidated Subsidiaries.

                     "Filing Date" shall mean the date on which the Chapter 11 Case was commenced.

                     "Final Bankruptcy Court Order" shall mean the order of the Bankruptcy Court approving the Loans made and to be made to the Borrower in accordance with this Agreement in form and substance satisfactory to the Agent in its sole and absolute discretion substantially in the form of the Interim Bankruptcy Court Order, as the same may be amended, modified or supplemented from time to time with the express written consent of the Agent.

                     "Final Hearing Date" shall mean the date set by the Bankruptcy Court, in the Interim Bankruptcy Court Order, for the hearing on the Final Bankruptcy Court Order.

                     "Final Order" shall mean an order or judgment of the Bankruptcy Court as entered on the docket that has not been reversed, stayed, modified or amended, and as to which the time to appeal, petition for certiorari, or seek reargument or rehearing has expired and as to which no appeal, reargument, petition for certiorari, or rehearing is pending or as to which any right to appeal, reargue, petition for certiorari or seek rehearing has been waived in writing in a manner satisfactory to the Agent or, if an appeal, reargument, petition for certiorari, or rehearing thereof has been sought, the order or judgment of the Bankruptcy Court has been affirmed by the highest court to which the order was appealed or from which the reargument or rehearing was sought, or certiorari has been denied, the time to take any further appeal or to seek certiorari or further reargument has expired.

                     "GAAP" shall mean generally accepted accounting principles as such principles shall be in effect in the United States at the Relevant Date.

                     "Governmental Authority" shall mean any nation or government, any federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                     "Guarantee" of or by any Person shall mean any obligation of such Person guaranteeing any Indebtedness of any other Person (the "primary obligor"), directly or indirectly through an agreement (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities, or services for the purpose of assuring the owner of such Indebtedness against loss, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; provided, however, that the term Guarantee shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

                     "Hazardous Materials" shall mean any pollutants, contaminants, toxic or hazardous or extremely hazardous substances, materials, wastes, constituents, compounds, chemicals, natural or man-made elements or forces (including, without limitation, petroleum or any by-products or fractions thereof, any form of natural gas, lead, asbestos and asbestos-containing materials ("ACM"), building construction materials and debris, polychlorinated biphenyls ("PCBs") and PCB-containing equipment, radon and other radioactive elements, ionizing radiation, electromagnetic field radiation and other non-ionizing radiation, infectious, carcinogenic, mutagenic, or etiologic agents, pesticides, defoliants, explosives, flammables, corrosives and urea formaldehyde foam insulation) that are regulated by, or may now or in the future form the basis of liability under, any Environmental Laws.

                     "Indebtedness" shall mean as to any Person (i) indebtedness for borrowed money; (ii) indebtedness for the deferred purchase price of property or services (other than property -- including, without limitation, Inventory -- and services purchased in the ordinary course of business); (iii) indebtedness evidenced by bonds, debentures, notes or other similar instruments (other than performance, surety and appeal or other similar bonds arising in the ordinary course of business); (iv) obligations and liabilities secured by a Lien, claim or encumbrance, upon property owned by such Person (other than property -- including, without limitation, Inventory -- and services purchased in the ordinary course of business), whether or not owing by such Person and even though such Person has not assumed or become liable for the payment thereof; (v) obligations and liabilities directly or indirectly Guaranteed by such Person; (vi) obligations or liabilities created or arising under any conditional sales contract or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder are limited to repossession of such property; (vii) Capitalized Lease Obligations; and (viii) all liabilities in respect of letters of credit, acceptances and similar obligations created for the account of such Person.

                     "Indemnified Parties" shall have the meaning given that term in Section 11.06 hereof.

                     "Interest Period" shall mean, with respect to any Eurodollar Loan, the period commencing on the Borrowing Date or the date of any continuation or conversion for such Eurodollar Loan, as the case may be, and ending one, three or six months thereafter as a Borrower may elect in the applicable notice given to the Agent pursuant to Section 2.03; provided that (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (ii) any Interest Period that begins on the last Business Day of a calendar month or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of the applicable calendar month; and
(iii) no Interest Period for any Loan shall end after the Termination Date. Interest shall accrue from and include the first date of an Interest Period but exclude the last day of such Interest Period.

                     "Interim Bankruptcy Court Order" shall mean the order of the Bankruptcy Court with respect to the Borrower in the form of Exhibit C hereto, as the same may be amended, modified or supplemented from time to time with the express written consent of the Agent.

                     "Inventory" shall mean all goods and merchandise of the Borrower including, but not limited to, all raw materials, work in process, finished goods, materials and supplies of every nature used or usable in connection with the shipping, storing, advertising or sale of such goods and merchandise, whether now owned or hereafter acquired and all such property, the sale or disposition of which would give rise to accounts receivable or cash; provided that Inventory shall not include inventory held by the Borrower on consignment.

                     "Law" shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority.

                     "L/C Notice" shall have the meaning given to that term in
Section 3.01(b).

                     "Lease" shall mean any lease of real property to which the Borrower is a party as lessee or lessor.

                     "Lenders" shall have the meaning given that term in the introductory paragraph to this Agreement.

                     "Letter of Credit" shall have the meaning given to that term in Section 3.01(a).

                     "Letter of Credit Application" shall have the meaning given to that term in Section 3.01(a) hereof.

                     "Letter of Credit Cash Collateral Account" shall mean the deposit account maintained at The Chase Manhattan Bank in New York, New York or such other bank as the Agent may select, which deposit account shall be under the sole dominion and control of the Agent.

                     "Letter of Credit Exposure" shall mean at any time the sum at such time of (a) the aggregate amount of all Unreimbursed Draws under Letters of Credit (whether or not such Letters of Credit are then outstanding) and (b) the aggregate Undrawn Letter of Credit Availability under all outstanding Letters of Credit.

                     "Letter of Credit Fee" shall have the meaning given to that term in Section 2.08(f).

                     "Letter of Credit Guaranty" shall mean the guaranty delivered by the Agent to the Letter of Credit Issuer, guaranteeing the Borrower's reimbursement obligations under a reimbursement agreement, Letter of Credit Application or other like document.

                     "Letter of Credit Issuer" shall mean the issuer of a Letter of Credit, which issuer shall be either The Chase Manhattan Bank or Dai-Ichi Kangyo Bank.

                     "Lien" shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, including but not limited to any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security.

                     "Loan" or "Loans" shall mean any and all loan or loans (including Unreimbursed Draws) made by the Lenders or by the Agent on behalf of the Lenders to the Borrower under this Agreement.

                     "Loan Documents" shall have the meaning given to that term in the definition of "Related Documents" set forth in this Section 1.01.

                     "Majority Lenders" shall mean, at any time, the Agent and Lenders whose Pro Rata Shares aggregate at least sixty-six and two-thirds percent (66-2/3%).

                     "Material Adverse Effect" shall mean a material adverse effect upon (i) the business, operations, condition (financial or otherwise) or properties of the Borrower and its Subsidiaries, taken as a whole, (ii) the ability of the Borrower to perform its obligations hereunder or under the Fee Letter, the Notes or any other Related Document, (iii) the legality, validity or enforceability of this Agreement or any Related Document, (iv) the perfection or priority of the Liens granted pursuant to this Agreement, (v) the rights and remedies of the Lenders or the Agent under this Agreement or the Related Documents or (vi), the aggregate value of the property included in the calculations of the Borrowing Base.

                     "Minority Lenders" shall have the meaning given to that term in Section 11.03(b).

                     "Mortgages" shall mean, collectively, each mortgage, deed of trust, assignment of rents, security agreement and fixture filing and similar instrument executed by the Borrower or any Subsidiary in favor of the Agent from time to time, acting for the benefit of the Lenders, as each mortgage, deed of trust, assignment of rents, security agreement and fixture filing shall be modified and supplemented and in effect from time to time.

                     "Multiemployer Plan" shall mean a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA and subject to Title IV of ERISA which is, or within the immediately preceding six (6) years was, contributed to by the Borrower or any ERISA Affiliate.

                     "Net Proceeds" shall mean, for any asset sale or disposition, the amount of cash and other payments received (directly or indirectly) by the Borrower and/or its Subsidiaries net of reasonable expenses incurred by the Borrower and/or its Subsidiaries in connection therewith and transfer taxes paid by the Borrower and/or its Subsidiaries in connection therewith.

                     "Notes" shall mean the promissory notes of the Borrower executed and delivered to the Lenders under this Agreement and substantially in the form of Exhibit D hereto, as modified or restated from time to time and any promissory note or notes issued in exchange or replacement thereof, including all extensions, renewals, refinancings or refundings thereof in whole or part.

                     "Notice of Borrowing" shall have the meaning given to that term in Section 2.03(a) hereof.

                     "Obligations" shall mean all post-Filing Date indebtedness, obligations and liabilities of the Borrower to any Lender or the Agent incurred under or related to this Agreement, the Notes, the Fee Letter or any other Related Document, whether such indebtedness, obligations or liabilities are direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising, which are described in either of the following clauses (i) or (ii):

                  (i) All indebtedness, obligations (including Reimbursement Obligations) and liabilities of any nature whatsoever, including amounts due under
                           Section 11.06 hereof and similar agreements contained in the other Related Documents, from time to time arising under or in connection with or evidenced or secured by this Agreement, the Notes, the Letters of Credit or any other Related Document, including but not limited to the principal amount of Loans outstanding, together with interest thereon, the amount of the Letter of Credit Exposure, together with interest thereon and all expenses, fees and indemnities hereunder or under any other Related Document. Without limitation, such amounts include all Loans and interest thereon and the amount of all Letter of Credit Exposure whether or not such Loans were made or any Letters of Credit to which such Letter of Credit Exposure relates were issued in compliance with the terms and conditions hereof or in excess of any Lender's obligation to lend and arrange for the issuance of Letters of Credit hereunder or any Lender's obligation to participate herein. If and to the extent any amounts in any account (including, without limitation, the Agent Account, the Letter of Credit Cash Collateral Account, the Depository Accounts and the Cash Concentration Account) constituting Collateral are applied to Obligations hereunder, and any Lender or the Agent is subsequently obligated to return or repay any such amounts to any Person for any reason, the amount so returned or repaid shall be deemed a Loan hereunder and shall constitute an Obligation.

                  (ii) All indebtedness, obligations and liabilities from time to time arising under or in connection with any account from time to time maintained by the Borrower with any Lender or the Agent, including but not limited to all Reimbursement Obligations, service charges and interest in connection with any overdrafts or returned items from time to time arising in connection with any such account, or arising under or in connection with any investment services, cash management services or other services from time to time performed by any Lender or the Agent pursuant to or in connection with this Agreement or any other Related Document.

                     "Office" when used in connection with the Agent shall mean its office located at 1211 Avenue of the Americas, New York, New York 10036 or at such other office or offices of the Agent as may be designated in writing from time to time by the Agent to the Borrower and when used in connection with the Bank or the Letter of Credit Issuer shall mean the office of such entity designated in writing from time to time by the Agent to the Borrower. In the event The Chase Manhattan Bank shall be the Bank or the Letter of Credit Issuer, the Office for such entity shall until further written notice from the Agent to the Borrower be its office located at 55 Water Street, New York, New York 10004.

                     "Operating Lease Obligations" shall mean all obligations and indebtedness of the Borrower and its Subsidiaries in respect of leases of property (whether real, personal or mixed) other than Capitalized Lease Obligations.

                     "Other Taxes" shall have the meaning given to that term in
Section 2.15(a).

                     "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor thereto.

                     "Permitted Investments" shall mean (a) direct obligations of the United States of America or of any agency thereof or obligations guaranteed as to principal and interest by the United States of America or of any agency thereof, in either case maturing not more than 90 days from the date of acquisition thereof by such Person; (b) deposit accounts with or certificates of deposit and bankers' acceptances issued by any bank or trust company organized under the laws of the United States of America or any state thereof and having capital, surplus and undivided profits of at least $500,000,000, maturing not more than 90 days from the date of acquisition thereof by such Person; (c) commercial paper rated A-1 or better or P-1 by Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's"), respectively, maturing not more than 90 days from the date of acquisition thereof by such Person; and (d) Investments in money market funds rated AAAm or AAAm-G by S&P and P-1 by Moody's.

                     "Permitted Liens" shall have the meaning given that term in
Section 9.02 hereof.

                     "Person" shall mean an individual, corporation, partnership, limited liability company, limited liability partnership, trust, unincorporated association, joint venture, joint-stock company, government (including political subdivisions), Governmental Authority or agency, or any other entity.

                     "Plan" shall mean an employee benefit plan defined in
Section 3(3) of ERISA in respect of which the Borrower, or any ERISA Affiliate is, or within the immediately preceding six (6) years was, an "employer" as defined in Section 3(5) of ERISA.

                     "Potential Default" shall mean any event or condition which, with notice or passage of time, or any combination of the foregoing, would constitute an Event of Default.

                     "Pre-Petition Collateral" means all property and interests in property and proceeds thereof now owned or hereafter acquired by the Borrowers in or upon which a Lien has been granted to the Agent under any of the Pre-Petition Loan Documents.

                     "Pre-Petition Letters of Credit Loans" shall mean any outstanding Letters of Credit issued under the Pre-Petition Loan Agreement.

                     "Pre-Petition Lenders" shall mean the Lenders under the Pre-Petition Loan Agreement.

                     "Pre-Petition Liens" shall mean the Liens granted to the Lenders by the Borrower in the Pre-Petition Collateral.

                     "Pre-Petition Loan Agreement" shall have the meaning set forth in the recitals of this Agreement.

                     "Pre-Petition Loan Documents" means the Pre-Petition Loan Agreement, each, "Loan Document" under and defined in the Pre-Petition Loan Agreement and any other instrument, agreement, or other writing or filing executed by or on behalf of any Borrower in connection with or contemplated by the Pre-Petition Loan Agreement including, without limitation, mortgages, deeds of trust, chattel mortgages, pledges, powers of attorney, financing statements and all other written matter executed by or on behalf of Borrower and/or delivered to the Agent (as therein defined) in connection with the Pre-Petition Loan Agreement.

                     "Pre-Petition Obligations" shall mean loans, advances, debts, liabilities and obligations for monetary amounts (whether or not such amounts are liquidated or determinable) owing by the Borrower prior to the Filing Date, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by a note, agreement or other instrument, arising under any of the Pre-Petition Loan Documents. This term includes, without limitation, all interest, charges, expenses, attorney's fees and any other sum chargeable or payable under any of the Pre-Petition Loan Documents.

                     "Pre-Petition Revolving Credit Loans" shall mean all outstanding revolving credit loan obligations under the Pre-Petition Loan Agreement.

                     "Professional Expense Cap" shall have the meaning set forth in clause (ii) of the clause "first" of the definition of the term "Agreed Administrative Expense Priorities."

                     "Pro Rata Share" shall mean, with respect to any Lender, a fraction (expressed as a percentage), the numerator of which shall be the amount of such Lender's Revolving Credit Commitment and the denominator of which shall be the aggregate amount of all of the Lenders' Revolving Credit Commitments, as adjusted from time to time in accordance with the provisions of Section 11.13 hereof, provided that, if the Revolving Credit Commitments have been terminated, the numerator shall be the unpaid amount of such Lender's Loans and Letter of Credit Exposure and the denominator shall be the aggregate amount of all of the Lenders' unpaid Loans and Letter of Credit Exposure.

                     "Professional Expenses" shall mean those expenses set forth in clause (ii) of the clause "first" of the definition of the term "Agreed Administrative Expense Priorities."

                     "Professional Expense Reserve" shall mean the escrow reserve to be established and maintained by Borrower, pursuant to the Interim Bankruptcy Court Order and the Final Bankruptcy Court Order, out of proceeds from the Loans in an amount equal to the aggregate amount of all accrued and unpaid Professional Expenses (whether or not such Professional Expenses have been allowed by order of the Bankruptcy Court) as of the end of each month in order to fund the payment of Professional Expenses, provided, that, no additional amounts shall be reserved or deposited into such escrow from and after the occurrence and continuation of an Event of Default or the Termination Date.

                     "Reference Loan" shall mean a Loan bearing interest at the Regular Rate.

                     "Reference Rate" shall mean the interest rate per annum publicly announced from time to time by The Chase Manhattan Bank in New York, New York as its Reference Rate, such interest rate to change automatically from time to time effective as of the announced effective date of each change in the Reference Rate. The Reference Rate is not intended to be the lowest rate of interest charged by The Chase Manhattan Bank to its borrowers.

                     "Register" shall have the meaning given that term in
Section 11.13(c) hereof.

                     "Regular Rate" shall mean, for any day, the Reference Rate for such day plus .75%.

                     "Reimbursement Obligation" shall mean the obligation of the Borrower to reimburse the Agent or any Lender for amounts payable by the Agent or any Lender under a Letter of Credit Guaranty in respect of any drawings made under any Letter of Credit issued by the Letter of Credit Issuer, together with interest thereon and all fees and expenses related thereto.

                     "Related Documents" or "Loan Documents" means this Agreement, the Notes, the Letters of Credit, each Letter of Credit Application, the Letter of Credit Guaranty, the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order, the Fee Letter, the Depository Account Agreements, each notice letter delivered to a Depository Bank or other financial institution pursuant to Section 8.11 hereof and the other documents, instruments and agreements referred to in Section 7.01 hereof, and all other instruments, agreements and documents from time to time delivered in connection with or otherwise relating to any Related Document.

                     "Release" shall mean any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, depositing, dumping, escaping, leaching or migrating of Hazardous Materials.

                     "Relevant Date" shall mean the time a relevant computation or determination is to be made or the date of relevant financial statements.

                     "Remedial Action" shall mean all actions required by a Governmental Authority to (i) monitor, assess, evaluate, investigate, clean up, remove or treat any Release or threatened Release of Hazardous Materials; (ii) prevent, mitigate or minimize any Release or threatened Release so that the Release or threatened Release does not migrate or endanger or threaten to endanger public health or welfare or the environment; (iii) perform any pre-remedial studies and investigations and post-remedial monitoring and care, or (iv) come into compliance with Environmental Law.

                     "Reportable Event" shall mean any of the events described in Sections 4043(b) of ERISA (other than events for which the notice requirements have been waived).

                     "Reserve Requirements" shall mean, for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System. Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Lender or the Affiliate of any Lender under Regulation D.

                     "Restricted Account Agreement" shall have the meaning given to that term in Section 8.11, substantially in the form of Exhibit E hereto.

                     "Revolving Credit Commitment" shall mean the commitment of the Agent and the Lenders to make Loans to the Borrower pursuant to Section 2.01(a) hereof, in an aggregate principal amount of up to $35,000,000 (as such amount may be reduced from time to time pursuant to the terms of this Agreement), less the unpaid amount (as such amount may be reduced from time to time after the Entry Date) of the Pre-Petition Revolving Credit Loans and the Stated Amount of the Pre-Petition Letters of Credit and all material unpaid reimbursement or repayment obligations thereunder.

                     "Stated Amount" of a Letter of Credit or Pre-Petition Letters of Credit Loan shall mean the face amount thereof, drawn or undrawn, regardless of the existence or satisfaction of any conditions or limitations on drawing.

                     "Subsidiary" means, with respect to any Person, any corporation, limited or general partnership, limited liability company, limited liability partnership, trust, association or other business entity of which an aggregate of 50% or more of the outstanding stock or other interests entitled to vote in the election of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency), managers, trustees or other controlling persons, or an equivalent controlling interest therein, of such Person is, at the time, directly or indirectly, owned or controlled by such Person and/or one or more Subsidiaries of such Person.

                     "Subsidiary Guaranty" shall mean each Subsidiary Guaranty, substantially in the form of Exhibit F hereto, made by the Subsidiaries of the Borrower existing on the date hereof in favor of the Agent and the Subsidiary Guaranty, substantially in the form of Exhibit F hereto, executed and delivered to the Agent pursuant to Section 8.17 hereof by each Subsidiary of the Borrower created after the date hereof, in each case in favor of the Agent, as modified and supplemented and in effect from time to time.

                     "Taxes" shall have the meaning given to that term in
Section 2.15.

                     "Termination Date" shall have the meaning given that term in Section 2.01(a) hereof.

                     "Termination Event" shall mean (i) a Reportable Event with respect to any Benefit Plan, other than the commencement of the Chapter 11 Case;
(ii) the withdrawal of the Borrower or any ERISA Affiliate from a Benefit Plan during a plan year in which the Borrower or any ERISA Affiliate was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; (iii) the imposition of an obligation on the Borrower or any ERISA Affiliate under Section 4041 of ERISA to provide affected parties written notice of intent to terminate a Benefit Plan in a distress termination described in Section 4041(c) of ERISA;
(iv) the institution by the PBGC of proceedings to terminate a Benefit Plan: (v) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan or (vi) the entry of an order of the Bankruptcy Court or other Court of competent jurisdiction authorizing or directing the termination of a Benefit Plan.

                     "Undrawn Letter of Credit Availability" shall mean with respect to an outstanding Letter of Credit, at any time, the maximum amount available to be drawn under such Letter of Credit at such time, regardless of the existence or satisfaction of any conditions or limitations on drawing.

                     "Unreimbursed Draws" shall mean with respect to a Letter of Credit, at any time, the aggregate amount at such time of all payments made by a Letter of Credit Issuer or payments made by the Agent or the Lenders under a Letter of Credit Guaranty in respect of such payments under such Letter of Credit, to the extent not repaid by the Borrower.

                     "Unused Line Fee" shall have the meaning given to that term in Section 2.08(e).

                     "WARN" shall mean the Worker Adjustment and Retraining Notification Act, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time.

                     "Westview Advertising" shall mean Westview Advertising, Inc., a Texas corporation, a wholly-owned Subsidiary of the Borrower, engaged solely in the business of placing advertisements for the Borrower.

                     "Westview Facility" shall mean the warehouse, corporate offices and distribution center of the Borrower located on Westview Drive in Houston, Texas.

                     1.02. Construction. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, the singular the plural and the part the whole and "or" has the inclusive meaning represented by the phrase "and/or." References in this Agreement to "determination" by the Agent include good faith estimates by the Agent (in the case of quantitative determinations) and good faith beliefs by the Agent (in the case of qualitative determinations). The words "hereof," "herein," "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The section and other headings contained in this Agreement and the Table of Contents preceding this Agreement are for reference purposes only and shall not control or affect the construction of this Agreement or the interpretation thereof in any respect. Section, subsection and exhibit references are to this Agreement unless otherwise specified.

                     1.03. Accounting Principles. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP. Notwithstanding the definition of GAAP contained in this Agreement, no change in GAAP that would affect the method or calculation of any of the financial covenants, restrictions or standards or definitions of terms used herein shall be given effect in such calculations until such financial covenants, restrictions or standards or definitions are amended in a manner satisfactory to the Borrower and the Agent so as to reflect such change in GAAP.


                                   ARTICLE II
                                   THE CREDITS
                                   -----------

                     2.01. Revolving Credit Loans.

                     (a) The Revolving Credit Commitment. Subject to the terms and conditions and relying upon the representations and warranties herein set forth and subject to the Interim Bankruptcy Court Order and the Final Bankruptcy Court Order, each Lender severally agrees to make loans to the Borrower at any time and from time to time on or after the date hereof and to, but not including, the Termination Date (as defined below), in an aggregate principal amount not exceeding at any one time its Pro Rata Share of the outstanding Current Commitment at such time. The "Current Commitment" at any time shall be equal to the lesser of (A) the Revolving Credit Commitment, as such amount may have been reduced under Section 2.04(a) hereof at such time, and (B) the Borrowing Base. No Lender shall have an obligation to make Loans hereunder or arrange for the issuance of Letters of Credit on or after the Termination Date or which, when added to the aggregate amount of all outstanding and contemporaneous Loans and the Letter of Credit Exposure at such time, would cause the aggregate amount of all Loans and the Letter of Credit Exposure at any time to exceed the Current Commitment at such time. The "Termination Date" means the date on which the Revolving Credit Commitment expires, which shall be the earliest of (i) November 1, 2000 if the Interim Bankruptcy Court Order has not been entered on or prior to such date, (ii) two years after the Filing Date,
(iii) 30 days from the Entry Date if the Final Bankruptcy Court Order shall not have been entered during such 30-day period, (iv) the date of the substantial consummation (as defined in Section 1101(2) of the Bankruptcy Code) of a plan of reorganization in the Chapter 11 Case that has been confirmed by an order of the Bankruptcy Court and (v) the date on which such Revolving Credit Commitment is otherwise terminated in accordance with this Agreement.

                     (b) Revolving Credit. Within the limits of time and amount set forth in this Section 2.01, and subject to the provisions of this Agreement, the Borrower may borrow, repay and reborrow hereunder.

                     2.02. Notes. The obligation of the Borrower to repay the unpaid principal amount of the Loans made to it by each Lender and to pay interest thereon shall be evidenced in part by a Note dated the date of the initial Credit Extension in the principal amount of such Lender's Revolving Credit Commitment with the blanks appropriately filled in. The executed Note for each Lender shall be delivered by the Borrower to the Agent on the Entry Date.

                     2.03. Notice of Borrowing; Making of Loans.

                     (a) Whenever the Borrower desires to borrow, the Borrower shall provide notice to the Agent of such proposed borrowing (a "Notice of Borrowing"), each such notice to be given (i) not later than 12:00 noon (New York City time) on the date of such proposed borrowing, in the case of a borrowing consisting of Reference Loans, or (ii) not later than 12:00 noon (New York City time) on the third Business Day before the date of such borrowing, in the case of a borrowing consisting of Eurodollar Loans, setting forth: (a) the date, which shall be a Business Day, on which such borrowing is to occur, (b) whether such Loan is requested to be a Reference Loan or a Eurodollar Loan and, if a Eurodollar Loan, the Interest Period requested with respect thereto, (c) the principal amount of the Loan being borrowed, and (d) the account information where such Loan is to be received. Such notice shall be given by telephone or in writing, by a Designated Borrowing Officer; provided that, if requested by the Agent, any such telephonic notice shall be confirmed in writing by delivery to the Agent promptly on or before the date on which such Loan is to be made), a notice containing the original or facsimile signature of a Designated Borrowing Officer. Except for a Notice of Borrowing when the Agent will fund the related Loan pursuant to Section 2.03(e) hereof, the Agent shall provide each Lender with prompt notice of each Notice of Borrowing. Except as otherwise provided in

Section 2.03(e), on the date specified in such notice, each Lender shall, subject to the terms and conditions of this Agreement, make its Pro Rata Share of such Loan in immediately available funds by wire transfer to the Agent at its Office not later than 2:00 p.m. (New York City time). Unless the Agent determines that any applicable conditions in Section 5.02 have not been satisfied, the Agent shall make the funds so received from the Lenders available to the Borrower not later than 2:30 p.m. (New York City time), on the date specified in such notice in immediately available funds by (i) depositing such proceeds in the Disbursement Account if the Disbursement Account is located at the Bank and (ii) initiating a wire transfer if the Disbursement Account is not located at the Bank.

                     (b) The Agent and each Lender shall be entitled to rely conclusively on the Designated Borrowing Officer's authority to request a Loan on behalf of the Borrower until the Agent receives written notice to the contrary. The Agent and the Lenders shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing and, with respect to an oral request for a Loan, the Agent and the Lenders shall have no duty to verify the identity of any Person representing himself as a Designated Borrowing Officer.

                     (c) The Agent and the Lenders shall not incur any liability to the Borrower in acting upon any telephonic notice referred to above which the Agent and the Lenders believe in good faith to have been given by a Designated Borrowing Officer or for otherwise acting in good faith under this Section 2.03 and, upon the funding of a Loan by the Lenders (or by the Agent on behalf of the Lenders) in accordance with this Agreement pursuant to any such telephonic notice, the Borrower shall have effected a Loan hereunder.

                     (d) Each Notice of Borrowing pursuant to this Section 2.03 shall be irrevocable and the Borrower shall be bound to make a borrowing in accordance therewith. Each Reference Loan shall be in a minimum amount of $100,000 and in multiples of $100,000 if in excess thereof, and each Eurodollar Loan shall be in a minimum amount of $1,000,000 and in multiples of $1,000,000 if in excess thereof. Notwithstanding any other provision of this Agreement, no more than five separate Interest Periods in respect of Eurodollar Loans may be outstanding at any one time.

                     (e) (i) Except as otherwise provided in this subsection 2.03(e), all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Loan requested hereunder nor shall the Revolving Credit Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender's obligation to make a Loan requested hereunder.

                     (ii) Notwithstanding any other provision of this Agreement, and in order to reduce the number of fund transfers among the Borrower, the Lenders and the Agent, the Borrower, the Lenders and the Agent agree that the Agent may (but shall not be obligated to), and the Borrower and the Lenders hereby irrevocably authorize the Agent to, fund, on behalf of the Lenders, Loans pursuant to subsection 2.01(a), subject to the procedures for settlement set forth in subsection 2.03(f); provided, however, that (a) the Agent shall in no event fund such Loans if the Agent shall have received written notice from the Majority Lenders on the Business Day prior to the day of the proposed Loan that one or more of the conditions precedent contained in Section 7.02 will not be satisfied on the day of the proposed Loan, and (b) the Agent shall not otherwise be required to determine that, or take notice whether, the conditions precedent in Section 7.02 have been satisfied.

                     (iii) Unless (A) the Agent has notified the Lenders that the Agent, on behalf of the Lenders, will fund a particular Loan pursuant to subsection 2.03(e)(ii), or (B) the Agent shall have been notified by any Lender on the Business Day prior to the day of a proposed Loan that such Lender does not intend to make available to the Agent such Lender's Pro Rata Share of the Loan requested on such day, the Agent may assume that such Lender has made such amount available to the Agent on such day and the Agent, in its sole discretion, may, but shall not be obligated to, cause a corresponding amount to be made available to the Borrower on such day. If the Agent makes such corresponding amount available to the Borrower and such corresponding amount is not in fact made available to the Agent by such Lender, the Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the customary rate set by the Agent for the correction of errors among banks for three Business Days and thereafter at the Regular Rate. During the period in which such Lender has not paid such corresponding amount to the Agent, notwithstanding anything to the contrary contained in this Agreement or any other Related Document, the amount so advanced by the Agent to the Borrower shall, for all purposes hereof, be a Loan made by the Agent for its own account. Upon any such failure by a Lender to pay the Agent, the Agent shall promptly thereafter notify the Borrower of such failure and the Borrower shall immediately pay such corresponding amount to the Agent for its own account.

                     (iv) Nothing in this subsection 2.03(e) shall be deemed to relieve any Lender from its obligation to fulfill its Revolving Credit Commitment hereunder or to prejudice any rights that the Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

                     (f) (i) With respect to all periods for which the Agent has funded Loans pursuant to Subsection 2.03(e), within 15 days after the last day of each calendar month, or such shorter period as it may from time to time select (any such month or shorter period being herein called a "Settlement Period"), the Agent shall notify each Lender of the average daily unpaid principal amount of the Loans outstanding during such Settlement Period. In the event that such amount is greater than the average daily unpaid principal amount of the Loans outstanding during the Settlement Period immediately preceding such Settlement Period (or, if there has been no preceding Settlement Period, the amount of the Loans made on the date of such Lender's initial funding), each Lender shall promptly make available to the Agent its Pro Rata Share of the difference in immediately available funds. In the event that such amount is less than such average daily unpaid principal amount, the Agent shall promptly pay over to each other Lender its Pro Rata Share of the difference in immediately available funds. In addition, if the Agent shall so request at any time when a Potential Default or an Event of Default shall have occurred and be continuing, or any other event shall have occurred as a result of which the Agent shall determine that it is desirable to present claims against the Borrower for repayment, each Lender shall promptly remit to the Agent or, as the case may the be, the Agent shall promptly remit to each Lender, sufficient funds to adjust the interests of the Lenders in the then outstanding Loans to such an extent that, after giving effect to such adjustment, each Lender's interest in the then outstanding Loans will be equal to its Pro Rata Share thereof. The obligations of each Lender under this subsection 2.03(f) shall be absolute and unconditional. Each Lender shall only be entitled to receive interest on its Pro Rata Share of the Loans which have been funded by such Lender.

                     (ii) In the event that any Lender fails to make any payment required to be made by it pursuant to subsection 2.03(f)(i), the Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the customary rate set by the Agent for the correction of errors among banks for three Business Days and thereafter at the Regular Rate. During the period in which such Lender has not paid such corresponding amount to the Agent, notwithstanding anything to the contrary contained in this Agreement or any other Related Document, the amount so advanced by the Agent to the Borrower shall, for all purposes hereof, be a Loan made by the Agent for its own account. Upon any such failure by a Lender to pay the Agent, the Agent shall promptly thereafter notify the Borrower of such failure and the Borrower shall immediately pay such corresponding amount to the Agent for its own account. Nothing in this subsection 2.03(f)(ii) shall be deemed to relieve any Lender from its obligation to fulfill its Revolving Credit Commitment hereunder or to prejudice any rights that the Borrower or the Agent may have against any Lender as a result of any default by such Lender hereunder.

                     2.04. Termination or Reduction of Commitment; Mandatory Prepayment; Optional Prepayment.

                     (a) Termination or Reduction of the Commitment. Optional Reduction of the Commitment. The Borrower may (i) upon not less than five Business Days' notice to the Agent, terminate the Revolving Credit Commitments, subject to the early termination fees provided for in Section 2.08(h) hereof, or
(ii) at any time or from time to time and without penalty or premium reduce the amount of the Revolving Credit Commitments of the Lenders, provided that no such termination or reduction shall be permitted if, after giving effect thereto, the sum of the unpaid principal amount of all Loans then outstanding plus the principal amount of all Loans not yet made as to which notice has been given by the Borrower under Section 2.03 hereof plus the Letter of Credit Exposure at such time plus the Stated Amount of all Letters of Credit not yet issued as to which a request has been made unless the request is withdrawn and the Letter of Credit is not issued by the Letter of Credit Issuer under Section 3.01 hereof, would exceed the amount of the Revolving Credit Commitments then in effect. Any reduction shall be in an amount which is an integral multiple of $1,000,000. Reduction of the Revolving Credit Commitments of the Lenders shall be made by providing not less than two Business Days' written notice (which notice shall be irrevocable) to such effect to the Agent (which notice the Agent shall promptly transmit to each Lender). Termination or reductions of the Revolving Credit Commitments of the Lenders are irrevocable and may not be reinstated. Each such reduction shall reduce the Revolving Credit Commitment of each Lender proportionately in accordance with its Pro Rata Share. No termination of the Revolving Credit Commitment shall relieve or discharge the Borrower of its respective duties, obligations and covenants under this Agreement and the Related Documents until all Obligations have been fully and finally discharged and paid, and the Agent's continuing security interest in the Collateral and the rights and remedies of the Agent and each Lender hereunder, under the Related Documents and any applicable law, shall remain in effect until all such Obligations have been fully and finally discharged and paid.

                     (b) Mandatory Prepayment.

                     (i) Exceeding Current Commitment. If at any time the Current Commitment is less than the aggregate unpaid principal amount of the Loans then outstanding plus the Letter of Credit Exposure at such time, the Borrower shall immediately prepay the Loans in an amount of not less than the amount of such difference or, if the Loans then outstanding are less than the amount of such difference, provide cash collateral to the Agent in an amount equal to 105% of such excess, which cash collateral shall be deposited and held in the Letter of Credit Cash Collateral Account until such time as such excess no longer exists. Any such prepayment will not otherwise reduce the Revolving Credit Commitments of the Lenders. Concurrently with any notice of reduction of the Revolving Credit Commitment of the Lenders, the Borrower shall give notice to the Agent of any mandatory prepayment which notice shall specify a prepayment date no later than the effective date of such reduction of the Revolving Credit Commitment.

                     (ii) Failure to Obtain Final Bankruptcy Court Order. Without limiting any other provision of this Agreement or any other Related Document permitting or requiring prepayment of the Loans in whole or part, the Borrower shall prepay the Loans in whole without premium or penalty on the thirtieth (30th) day following the Entry Date in the event the Final Bankruptcy Court Order shall not have been entered on or before such date and shall provide cash collateral to the Agent in an amount equal to 105% of the stated amount of all outstanding Letters of Credit, which cash collateral shall be deposited and held in the Letter of Credit Cash Collateral Account until all Obligations have been paid in full in cash.

                     (iii) Asset Sales. Simultaneously with the consummation of any sale or disposition of assets permitted under Section 9.07(b) hereof, whether by the Borrower or its Subsidiaries, the Borrower shall prepay the Loans in an aggregate principal amount equal to 100% of the Net Proceeds of such sale or disposition, other than such sales or dispositions the Net Proceeds from which do not exceed $50,000 individually or $200,000 in the aggregate.

                     (iv) Loss Event. If there shall occur any Destruction or Taking (as defined in the Mortgages) with respect to any Mortgaged Property, the Borrower shall promptly repay the Loans in an amount equal to the net proceeds received by the Borrower or any Subsidiary in respect of such Destruction or Taking required to be applied to the Loans pursuant to the terms of the Mortgages.

                     (v) Other Mandatory Prepayments. The Agent may, on the Cash Concentration Account Blockage Date and on each Business Day thereafter, apply all funds deposited in the Cash Concentration Account to the payment, in whole or in part, of the Obligations outstanding.

                     (c) Optional Prepayment. The Borrower may without penalty or premium at any time or from time to time prepay, in whole or in part, any or all Loans then outstanding. Any such prepayment (i) shall be in an aggregate principal amount equal to $100,000 or an integral multiple of $100,000, provided that no Eurodollar Loan shall be prepaid in part.

                     (d) Prepayment Penalty. Subject to Section 2.08(h) hereof, all prepayments of Loans under this Section 2.04 shall be without premium or penalty, except that any prepayment of Eurodollar Loans shall be subject to the provisions of Section 2.12 hereof.

                     2.05. Interest Rate.

                     (a) Each Reference Loan shall bear interest for each day until paid at a rate per annum for each day equal to the Regular Rate for such day.

                     (b) Each Eurodollar Loan shall bear interest at a rate per annum equal to the Eurodollar Rate for the Interest Period in effect for such Eurodollar Loan plus 2.75%, together with any additional interest owing pursuant to Section 2.14 hereof.

                     2.06. Interest Payment Dates. The Borrower shall pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount shall be paid in full, which interest shall be payable (i) if such Loan is a Reference Loan, monthly in arrears on the first Business Day of each month, commencing November 1, 2000, and (ii) if such Loan is a Eurodollar Loan on the last day of the Interest Period of such Eurodollar Loan. After maturity of any principal amount of any Loan (by acceleration, at scheduled maturity or otherwise), interest on such amount shall be due and payable on demand.

                     2.07. Amortization. To the extent not due and payable earlier pursuant to the terms of this Agreement, the entire unpaid principal amount of each of the Loans, and all accrued and unpaid interest, shall be due and payable on the Termination Date.

                     2.08. Payments.

                     (a) Time, Place and Manner. Except as otherwise provided in
Section 2.04(b) hereof, all payments and prepayments to be made in respect of principal, interest, commitment fee, facility fee or other amounts due from the Borrower hereunder, under the Fee Letter, the Notes or any other Related Document shall be payable at or before 1:00 p.m., New York City time, on the day when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived. Such payments shall be made to the Agent at the Agent Account in Dollars in funds immediately available at the Bank's Office without setoff, counterclaim or other deduction of any nature. The Agent shall maintain a separate loan account (the "Borrower's Account") on its books in the

Borrower's name in which the Borrower will be charged with Loans made by the Agent or the Lenders to the Borrower hereunder and with any other Obligations. The Borrower hereby authorizes the Agent to, and the Agent may, from time to time charge the Borrower's Account with any interest, fees, or expenses and other Obligations that are due and payable under this Agreement or any Related Documents. The Borrower and the Lenders confirm that any charges which the Agent may so make to the Borrower's Account as herein provided will be made as an accommodation to the Borrower and solely at the Agent's discretion and shall constitute a Loan to the Borrower funded by the Agent on behalf of the Lenders and subject to subsections 2.03(e) and 2.03(f) of this Agreement. Each of the Lenders and the Borrower agrees that the Agent shall have the right to make such charges regardless of whether any Event of Default or Potential Default shall have occurred and be continuing or whether any of the conditions precedent in
Section 7.02 have been satisfied. The Borrower's Account will be credited upon receipt of "good funds" in the Agent Account with all amounts actually received by the Agent from the Borrower or others for the account of the Borrower. The Agent shall use reasonable efforts to provide the Borrower with copies or other evidence of all charges to the Borrower's Account promptly after such charges are made, provided that the failure to provide such copies or other evidence to the Borrower shall not relieve the Borrower of any of its obligations under this Agreement. Interest on all Loans and all fees that accrue on a per annum basis shall be computed on the basis of the actual number of days elapsed in the period during which interest or such fee accrues and a year of 360 days. In computing interest on any Loan, the date of the making of such Loan shall be included and the date of payment shall be excluded; provided, however, that if a Loan is repaid on the same day in which it is made, one day's interest shall be paid on such Loan.

                     (b) Periodic Statements. The Agent shall provide the Lenders and the Borrower promptly after the end of each calendar month a summary statement (in the form from time to time used by the Agent) of (A) the opening and closing daily balances in the Borrower's Account during such month, (B) the amounts and dates of all Loans made during such month, (C) the amounts and dates of all payments on account of the Loans made during such month and each Lender's interest in the Loans, (D) the amount of interest accrued on the Loans during such month, (E) any Letters of Credit issued by the Letter of Credit Issuer during such month, specifying the Stated Amount thereof, (F) the amount of charges to the Borrower's Account or Loans to be made during such month to reimburse CIT, the Lenders or the Letter of Credit Issuer for drawings made under Letters of Credit or payments made by CIT or the Lenders under the Letter of Credit Guaranty, and (G) the amount and nature of any charges to the Borrower's Account made during such month on account of interest, fees and expenses and other Obligations. All entries on any such statement shall, 30 days after the same is sent, be presumed to be correct and shall constitute prima facie evidence of the information contained in such statement, subject to the Borrower's and each Lender's express right to rebut such presumption by conclusively demonstrating the existence of any error on the part of the Agent.

                     (c) Application and Apportionment of Payments. Except as otherwise provided in this subsection, aggregate principal and interest payments shall be apportioned among all outstanding Loans to which such payments relate and payments of the fees required to be paid by the Borrower under subsections 2.08(e), (f) and (h) shall, as applicable, be apportioned ratably among the

Lenders, in each case according to their Pro Rata Shares. All payments shall be remitted to the Agent and all such payments and any other amounts, including, without limitation, proceeds of Collateral received by the Agent from or as to the Borrower shall be applied subject to the provisions of this Agreement first, to pay principal of and interest on the Pre-Petition Revolving Credit Loans, Prepetition Letters of Credit Loans and all other Pre-Petition Obligations, to the extent outstanding, second, to pay principal of and interest on any Loans funded by the Agent on behalf of the Lenders and any fees, expense reimbursements or indemnities then due to the Agent from the Borrower; third, to pay any fees, expense reimbursements or indemnities then due to the Lenders or the Letter of Credit Issuer hereunder; fourth, to pay interest due in respect of Loans and Unreimbursed Draws under Letters of Credit; and fifth, to pay, prepay or provide cash collateral in respect of principal of Loans and Letter of Credit Exposure. The Agent shall promptly distribute to each Lender at its primary address or at such other address as such Lender may designate in writing, such funds as it may be entitled to receive. The foregoing apportionment of payments is solely for the purpose of determining the obligations of the Borrower hereunder and, notwithstanding such apportionment, any Lender may on its books and records allocate payments received by it in a manner different from that contemplated hereby. No such different allocation shall alter the rights and obligations of the Borrower under this Agreement determined in accordance with the apportionments contemplated by this Section 2.08(c). To the extent that the Borrower makes a payment or payments to the Agent or the Agent receives any payment or other amount, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by the Agent.

                     (d) Interest Upon Events of Default. To the extent permitted by law, after there shall have occurred and so long as there is continuing an Event of Default pursuant to Section 10.01 of this Agreement, any and all principal, interest, commitment fees, facility fees, indemnities or any other amounts due from the Borrower hereunder, under the Fee Letter or under the Note or any other Related Document (and including interest accrued under this Section 2.08(d)) shall compound on a daily basis as provided in this Section 2.08(d) and shall bear interest for each day until paid (before and after judgment), payable on demand, at a rate per annum of 4.50% above the Eurodollar Rate for such day in the case of Eurodollar Loans and 2.50% above the Regular Rate for such day in the case of Reference Loans, such interest rate relating to Reference Loans to change automatically from time to time effective as of the announced effective date of each change in the Regular Rate.

                     (e) Unused Line Fee. The Borrower shall pay to the Agent, for the account of each Lender in accordance with such Lender's Pro Rata Share, an unused line fee (the "Unused Line Fee") accruing at the rate of one-quarter of one percent (0.25%) per annum from and after the Entry Date until the Termination Date, on the excess, if any, of the Revolving Credit Commitment over the sum of the Loans and Letter of Credit Exposure outstanding from time to time. All Unused Line Fees accruing after the Entry Date shall be payable monthly in arrears on the first day of each month commencing November 1, 2000.

                     (f) Letter of Credit Fees. The Borrower shall pay to the Agent, for the account of each Lender in accordance with such Lender's Pro Rata Share, a letter of credit fee (the "Letter of Credit Fee") accruing at the rate of 1.25% per annum from and after the Entry Date until the Termination Date on the average daily Undrawn Letter of Credit Availability. All Letter of Credit Fees accruing after the Entry Date shall be payable monthly in arrears on the first day of each month commencing November 1, 2000. The Borrower shall also pay the normal and customary letter of credit fees and charges of the Letter of Credit Issuer for the administration, issuance and processing of any Letters of Credit issued by such Letter of Credit Issuer. Promptly following the Agent's receipt of any Letter of Credit Fees described above, the Agent shall pay to each Lender its Pro Rata Share of an amount equal to the difference between (A) the amount of the Letter of Credit Fees received by the Agent and (B) the Letter of Credit Fees payable to the Letter of Credit Issuer in connection with the issuance of the Letters of Credit

                     (g) Administration Fee. So long as this Agreement has not been terminated under the terms hereof, the Borrower shall pay to the Agent an annual administration fee of $50,000 payable $14,000 (which provides a credit against such annual fee for the $36,000 administration fee that was paid by the Borrower under the Prepetition Loan Agreement in August, 2000) on the date of the initial Credit Extension and $50,000 on each anniversary of the Entry Date.

                     (h) Fees. The Borrower shall pay to the Agent the fees set forth in the Fee Letter at the times set forth in the Fee Letter. All fees and deposits required to be paid to the Agent pursuant to the Fee Letter, this Agreement and any other Related Document shall be paid as required therein. All fees under this Agreement, the Fee Letter and the other Related Documents are non-refundable under all circumstances.

                     2.09. Use of Proceeds. Except as otherwise provided by order of the Bankruptcy Court or in this Section 2.09, all Loans and Letters of Credit provided by the Lenders to Borrower hereunder shall be used exclusively for general operating and working capital purposes of the Borrower in the ordinary course of its business and for other general corporate purposes. No portion of any administrative expense claim or other claim relating to the Chapter 11 Case shall be paid with the proceeds of such Loans provided by the Lenders to the Borrower, other than those administrative expense claims and other claims relating to the Chapter 11 Case directly attributable to the operation of the business of the Borrower and, subject to the Professional Expense Cap (and the other provisions of this Agreement), Professional Expenses. Nothing contained herein shall limit the right of the Agent under Section 11.16 hereto to object to any use or proposed use of proceeds of Loans; provided, however, that the Agent shall not object to any use of proceeds of Loans if such use is in all respects consistent with the terms of this Agreement.

                     2.10. Eurodollar Rate Not Determinable; Inability to Determine Interest Rate; Illegality or Impropriety.

                     (a) In the event, and on each occasion, that on or before the day on which the Eurodollar Rate is to be determined for a borrowing that is to include Eurodollar Loans, the Agent has determined in good faith that, or has been advised by the Bank that the Eurodollar Rate cannot be determined for any reason, the Eurodollar Rate will not adequately and fairly reflect the cost of maintaining Eurodollar Loans or Dollar deposits in the principal amount of the applicable Eurodollar Loans are not available in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of the Bank's eurodollar loans are then being conducted, the Agent shall, as soon as practicable thereafter, give written notice of such determination to the Borrower. In the event of any such determination, any request by the Borrower for a Eurodollar Loan pursuant to Section 2.03 shall, until the Agent shall have advised the Borrower that the circumstances giving rise to such notice no longer exist, be deemed to be a request for a Reference Loan. Each determination by the Agent hereunder shall be conclusive and binding absent manifest error.

                     (b) In the event that it shall be unlawful or improper for any Lender to make, maintain or fund any Eurodollar Loan as contemplated by this Agreement, then such Lender shall forthwith give notice thereof to the Agent and the Borrower describing such illegality or impropriety in reasonable detail. Effective immediately upon the giving of such notice, the obligation of such Lender to make Eurodollar Loans shall be suspended for the duration of such illegality or impropriety and, if and when such illegality or impropriety ceases to exist, such suspension shall cease, and such Lender shall notify the Agent and the Borrower. If any such change shall make it unlawful or improper for such Lender to maintain any outstanding Eurodollar Loan as a Eurodollar Loan, such Lender shall, upon the happening of such event, notify the Agent and the Borrower, and the Borrower shall immediately, or if permitted by applicable law, rule, regulation, order, decree, interpretation, request or directive, no later than the date permitted thereby, convert each such Eurodollar Loan into a Reference Loan.

                     2.11. Reserve Requirements; Capital Adequacy Circumstances.

                     (a) Notwithstanding any other provision herein, if any change in applicable law or regulation or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall impose any tax on or change the basis of taxation of payments to the Letter of Credit Issuer or any Lender or any Affiliate of a Lender of the principal of or interest on any Eurodollar Loan made by such Lender or of any amounts payable hereunder (other than taxes imposed on the overall net income of the Letter of Credit Issuer or such Lender or such Affiliate by the jurisdiction in which the Letter of Credit Issuer or such Lender or such Affiliate has its principal office or by any political subdivision or taxing authority therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by the Letter of Credit Issuer or such Lender or Affiliate of such Lender (except any such reserve requirement that is reflected in Reserve Requirements) or shall impose on the Letter of Credit Issuer or such Lender or such Affiliate any other condition affecting this Agreement or any Eurodollar Loans made by such Lender or any Letter of Credit, and the result of any of the foregoing shall be to increase the cost to the Letter of Credit Issuer or such Lender of making or maintaining any Eurodollar Loan or issuing any Letter of Credit or to reduce the amount of any sum received or receivable by the Letter of Credit Issuer or such Lender hereunder (whether of principal, interest or otherwise) in respect thereof by an amount deemed by the Letter of Credit Issuer or such Lender to be material, then the Borrower shall pay to the Letter of Credit Issuer or such Lender such additional amount or amounts as will compensate the Letter of Credit Issuer or such Lender for such additional costs incurred or reduction suffered. Any amount or amounts payable by the Borrower to the Letter of Credit Issuer or any Lender in accordance with the provisions of this Section 2.11(a) shall be paid by the Borrower to the Letter of Credit Issuer or such Lender within ten (10) days after receipt by the Borrower from the Letter of Credit Issuer or such Lender of a statement setting forth in reasonable detail the amount or amounts due and the basis for the determination from time to time of such amount or amounts, which statement shall be conclusive and binding absent manifest error.

                     (b) If the Letter of Credit Issuer or any Lender shall have reasonably determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Letter of Credit Issuer or by such Lender (or any lending office of such Lender) or by any Affiliate of such Lender, as the case may be, with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has the effect of reducing the rate of return on the Letter of Credit Issuer's or such Lender's capital or on the capital of such Lender's Affiliate, as the case may be, as a consequence of the Letter of Credit Issuer's obligations or such Lender's obligations under this Agreement and the Related Documents to a level below that which the Letter of Credit Issuer or such Lender or such Lender's Affiliate, as the case may be, could have achieved but for such adoption, change or compliance (taking into consideration the Letter of Credit Issuer's or such Lender's policies or such Lender's Affiliate's policies, as the case may be, with respect to capital adequacy) by an amount deemed by the Letter of Credit Issuer or such Lender to be material, then, from time to time, the Borrower shall reimburse the Letter of Credit Issuer or such Lender for such reduction. Any amount or amounts payable by the Borrower to the Letter of Credit Issuer or any Lender in accordance with the provisions of this
Section 2.11(b) shall be paid by the Borrower to the Letter of Credit Issuer or such Lender within ten (10) days after receipt by the Borrower from the Letter of Credit Issuer or such Lender of a statement setting forth (i) in reasonable detail the amount or amounts due, (ii) the basis for the determination from time to time of such amount or amounts, (iii) that such amount(s) have been determined in good faith, and (iv) that the Letter of Credit Issuer or such Lender is using reasonable efforts to collect comparable amounts from similarly situated account parties or borrowers having similar relationships with the Letter of Credit Issuer or such Lender under documentation which gives the Letter of Credit Issuer or such Lender substantially the same rights with respect to such increased costs or reductions or payments made with respect to capital adequacy requirements or guidelines, as relevant, as set forth in this
Section 2.11, which statement shall be conclusive and binding absent manifest error.

                     (c) The Letter of Credit Issuer or any Lender may demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period;

provided that the Letter of Credit Issuer or such Lender shall provide to the Borrower a certificate setting forth the basis on which such demand is made. The protection of this Section 2.11 shall be available to the Letter of Credit Issuer or any Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.

                     2.12. Indemnity. The Borrower shall indemnify each Lender against any loss or expense that such Lender actually sustains or incurs (including, but not limited to, reasonable fees and expenses of counsel) as a consequence of (a) any failure by the Borrower to fulfill on the date of any borrowing hereunder the applicable conditions set forth in Article V, (b) any failure by the Borrower to borrow any Eurodollar Loan hereunder or to convert any Reference Loan into a Eurodollar Loan after notice of such borrowing or conversion has been given pursuant to Section 2.03 or Section 2.14, as the case may be, (c) any payment, prepayment (mandatory or optional) or conversion of a Eurodollar Loan required by any provision of this Agreement or otherwise made on a date other than the last day of the Interest Period applicable thereto, (d) any default in payment or prepayment of the principal amount of any Eurodollar Loan or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by notice of prepayment or otherwise), or (e) the occurrence of any Event of Default, including, in each such case, any loss (including, without limitation, loss of margin) or reasonable expense sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof as a Eurodollar Loan. Such loss or reasonable expense shall include but not be limited to an amount equal to the excess, if any, as reasonably determined by such Lender, of (i) its costs of obtaining the funds for the Loan being paid, prepaid or converted or not borrowed or converted (based on the Eurodollar Rate applicable thereto) for the period from the date of such payment, prepayment, conversion or failure to borrow or convert the last day of the Interest Period for such Loan (or, in the case of a failure to borrow or convert, the last day of the Interest Period for such Loan that would have commenced on the date of such failure to borrow or convert) over (ii) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in re-employing the funds so paid, prepaid or converted or not borrowed or converted for such Interest Period. Notwithstanding the foregoing, the Agent will use reasonable efforts to minimize or reduce any such loss or expense resulting from the mandatory prepayments required by clause (iv) of Section 2.04(b) of this Agreement by calculating such loss or expense based upon the net decrease in Eurodollar Loans on a day after giving effect to all prepayments and all Loans made on such day. A certificate of any Lender setting forth in reasonable detail any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.12 and the basis for the determination of such amount or amounts shall be delivered to the Borrower and shall be conclusive and binding absent manifest error.

                     2.13. Right of Set-Off; Sharing of Set-Offs.

                     (a) Right of Set-Off. Subject to Section 10.02 hereof, upon the occurrence and during the continuance of an Event of Default, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law and without further order of or application to the Bankruptcy

Court, to set off and apply any and all deposits (general or special, time or demand, provisional or final and including, without limitation, any deposits or funds in the Cash Concentration Account and the Letter of Credit Cash Collateral Account) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereinafter existing under this Agreement or the Related Documents, irrespective of whether or not such Lender shall have made any demand under this Agreement or any Related Document and although such Obligations may be unmatured. Such Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lenders under this Section 2.13 are in addition to other rights and remedies which the Lenders may have upon the occurrence of any Event of Default.

                     (b) Sharing of Set-offs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower or other security or interest arising from, or in lieu of, such secured claim, received by such lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Obligation as a result of which the aggregate unpaid amount of the Obligations owing to it shall be proportionately less than the aggregate unpaid amount of the Obligations owing to any other Lender, it shall simultaneously purchase from such other Lender at face value a participation in the Obligations owing to such other Lender, so that the aggregate unpaid amount of the Obligations and participations in Obligations held by each Lender shall be in the same proportion to the aggregate unpaid amount of all Obligations owing to such Lender prior to such exercise of banker's lien, setoff or counterclaim or other event was to the aggregate unpaid amount of all Obligations outstanding prior to such exercise of banker's lien, setoff or counterclaim or other event; provided that if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.13 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustments restored without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in an Obligation deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender by reason thereof as fully as if such Lender had made a loan directly to the Borrower in the amount of such participation.

                     2.14. Continuation and Conversion of Loans. Subject to
Section 2.03 and Section 2.10 hereof, the Borrower shall have the right, at any time, (i) on three (3) Business Days' prior irrevocable written or telecopy notice to the Agent, to continue any Eurodollar Loan or any portion thereof into a subsequent Interest Period or to convert any Reference Loan or portion thereof into a Eurodollar Loan, or (ii) on one (1) Business Day's prior irrevocable written or telecopy notice to the Agent, to convert any Eurodollar Loan or portion thereof into a Reference Loan, subject to the following:

                               (A) in the case of a conversion of a Reference Loan or portion thereof into a Eurodollar Loan, no Event of Default or Potential Default shall have occurred and be continuing at the time of such continuation or conversion;

                               (B) in the case of a continuation or conversion of less than all Loans, the aggregate principal amount of any Eurodollar Loan continued or converted shall not be less than $1,000,000 and in multiples of $500,000 if in excess thereof;

                               (C) each conversion shall be effected by the Lenders by applying the proceeds of the new Loan to the Loan (or portion thereof) being converted; accrued interest on the Loan (or portion thereof) being converted shall be paid by the Borrower at the time of conversion;

                               (D) if the new Loan made in respect of a conversion shall be a Eurodollar Loan, the first Interest Period with respect thereto shall commence on the date of conversion;

                               (E) no portion of any Loan shall be continued or converted to a Eurodollar Loan with an Interest Period ending later than the Termination Date; and

                               (F) if any conversion of a Eurodollar Loan shall be effected on a day other than the last day of an Interest Period, the Borrower shall reimburse the Agent on demand for any loss incurred or to be incurred by it (including, but not limited to, reasonable fees and expenses of counsel) in the reemployment of the funds released by such conversion as provided in Section 2.12 hereof.

In the event that the Borrower shall not give notice to continue any Eurodollar Loan into a subsequent Interest Period, such Loan (unless repaid) shall automatically become a Reference Loan at the expiration of the then current Interest Period.

                     2.15. Taxes

                     (a) All payments made by the Borrower hereunder, under the Notes or under any Loan Document will be made without setoff, counterclaim, deduction or other defense. All such payments shall be made free and clear of and without deduction for any present or future income, franchise, sales, use, excise, stamp or other taxes, levies, imposts, deductions, charges, fees, withholdings, restrictions or conditions of any nature now or hereafter imposed, levied, collected, withheld or assessed by any jurisdiction (whether pursuant to United States Federal, state, local or foreign law) or by any political subdivision or taxing authority thereof or therein, and all interest, penalties or similar liabilities, excluding taxes on or measured by the overall net income of the Lenders or the Letter of Credit Issuer (such nonexcluded taxes are hereinafter collectively referred to as the "Taxes"). If the Borrower shall be required by law to deduct or to withhold any Taxes from or in respect of any amount payable hereunder, (i) the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to the Lenders or the Letter of Credit Issuer pursuant to this sentence) the Lenders or the Letter of Credit Issuer receive an amount equal to the sum they would have received had no such deductions or withholdings been made, (ii) the Borrower shall make such deductions or withholdings, and (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law. Whenever any Taxes are payable by the Borrower, as promptly as possible thereafter, the Borrower shall send the Lenders, the Letter of Credit Issuer and the Agent an official receipt showing payment. In addition, the Borrower agrees to pay any present or future taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, recordation or filing of, or otherwise with respect to, this Agreement, the Notes, the Letters of Credit or any other Loan Document (hereinafter referred to as "Other Taxes").

                     (b) The Borrower will indemnify the Lenders and the Letter of Credit Issuer for the amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.15) paid by the Agent or the Letter of Credit Issuer and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be paid within 30 days from the date on which such Lender or such Letter of Credit Issuer makes written demand.

                     (c) Each Lender which is a foreign person (i.e., a Person other than a United States Person for United States Federal income tax purposes) hereby agrees that:

                     (i) it shall, no later than the Entry Date (or, in the case of a Lender which becomes a party hereto pursuant to Section 11.13 hereof after the Entry Date, the date upon which such Lender becomes a party hereto) deliver to the Borrower through the Agent:

                     (A) two accurate and complete signed originals of Form 4224, or

                     (B) two accurate and complete signed originals of Form
1001,

in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of its lending installation under this Agreement free from withholding of United States Federal income tax;

                     (ii) if at any time such Lender changes its lending installation or installations or selects an additional lending installation it shall, at the same time or reasonably promptly thereafter, deliver to the Borrower through the Agent in replacement for, or in addition to, the forms previously delivered by it hereunder;

                     (A) if such changed or additional lending installation is located in the United States, two accurate and complete signed originals of Form 4224, or

                     (B) otherwise, two accurate and complete signed originals of Form 1001,

in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees for the account of such changed or additional lending installation under this Agreement free from withholding of United States Federal income tax; and

                     (iii) it shall, promptly upon the Borrower's reasonable request to that effect, deliver to the Borrower such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes.

                     (d) If the Borrower fails to perform its obligations under this Section 2.15, the Borrower shall indemnify the Lenders and the Letter of Credit Issuer for any incremental taxes, interest or penalties that may become payable as a result of any such failure.

                     2.16. Payment of Pre-Petition Obligations.

                     (a) Interim Paydown. All proceeds from accounts receivable and the sale of Inventory, as well as other amounts deposited or required to be deposited into the Depository Accounts, whether relating to assets in existence on the Filing Date or thereafter, shall be applied to the Pre-Petition Obligations, including interest thereon at the non-default rate. Any such amounts remaining after the Prepetition Obligations have been paid in full shall be credited to the Loans and then to the other Obligations. Application will be made upon the Agent's receipt of "collected funds" at the Agent Account on the Business Day of receipt if received no later than 1:00 p.m. and on the next succeeding Business Day if received after 1:00 p.m. No checks, drafts, or other instrument received by the Agent shall constitute final payment to the Agent unless and until such instruments have actually been collected.

                     (b) Final Paydown. Upon the entry of Final Bankruptcy Court Order, the Borrower shall pay any remaining Pre-Petition Obligations, including unpaid interest thereon, in full out of the proceeds of the Loans made by the Lenders to the Borrower.


                                   ARTICLE III
                                LETTERS OF CREDIT
                                -----------------

                     3.01. Letters of Credit.

                     (a) General. In order to assist the Borrower in establishing or opening documentary and standby letters of credit, which shall not have expiration dates that exceed one year from the date of issuance (the "Letters of Credit") with the Letter of Credit Issuer, the Borrower has requested the Agent to join in the applications for such Letters of Credit, and/or guarantee payment or performance of such Letters of Credit and any drafts or acceptances thereunder through the issuance of a Letter of Credit Guaranty, thereby lending the Agent's credit to the Borrower, and the Agent has agreed to do so. These arrangements shall be handled by the Agent subject to the terms and conditions set forth below. The Agent shall have no obligation to arrange for the issuance of Letters of Credit on or after the Termination Date or which, when added to the aggregate amount of all outstanding and contemporaneous Loans and the Letter of Credit Exposure at such time, would cause the amount of all Loans and the Letter of Credit Exposure at any time to exceed the Current Commitment at such time. In addition, the Agent shall not be required to be the issuer of any Letter of Credit. The Letter of Credit Issuer shall be a bank mutually acceptable to the Agent and the Borrower. The Borrower will be the account party for any application for a Letter of Credit, which shall be substantially in the form of Exhibit G hereto or such other form as may from time to time be approved by the Letter of Credit Issuer and the Agent, and shall be duly completed in a manner acceptable to the Agent, together with such other certificates, documents and other papers and information as the Letter of Credit Issuer or the Agent may request (the "Letter of Credit Application").

                     (i) The aggregate Letter of Credit Exposure shall not exceed $15,000,000. In addition, the amount, purpose and extent of the Letters of Credit and changes or modifications thereof by the Borrower and/or the Letter of Credit Issuer of the terms and conditions thereof shall in all respects be subject to the prior approval of the Agent in the exercise of its reasonable discretion, provided, however, that (A) the expiry date of all Letters of Credit shall be no later than 15 days prior to the Termination Date unless on or prior to 15 days prior to the Termination Date such Letters of Credit shall be cash collateralized in an amount equal to at least 105% of the Stated Amount of such Letters of Credit, which cash collateral shall be deposited and held in the Letter of Credit Cash Collateral Account until all Obligations have been paid in full in cash, provided, however, that the Borrower shall not be required to cash collateralize Letters of Credit issued between the Entry Date and the date upon which the Final Bankruptcy Court Order is entered, unless the Final Bankruptcy Court shall not have been entered on the Final Hearing Date, in which case the Borrower shall cash collateralize all Letters of Credit issued since the Entry Date and outstanding on the Final Hearing Date, (B) the Letters of Credit and all documentation in connection therewith shall be in form and substance reasonably satisfactory to the Agent and the Letter of Credit Issuer, and (C) aggregate Letter of Credit Exposure in excess of $10,000,000 resulting from the issuance of Letters of Credit for the benefit of domestic trade creditors in connection with the purchase of Inventory by the Borrower shall not be permitted.

                     (ii) The Agent shall have the right, without notice to the Borrower, to charge the Borrower's Account with the amount of any and all indebtedness, liability or obligation of any kind (including indemnification for breakage costs, reserve requirement and capital adequacy charges) incurred by the Agent, CIT or the Lenders under the Letter of Credit Guaranty at the earlier of (A) payment by CIT or the Lenders under the Letters of Credit Guaranty, or
(B) with respect to any Letter of Credit which is not cash collateralized as provided in this Agreement, the occurrence of an Event of Default. Any amount charged to the Borrower's Account shall be deemed a Loan hereunder made by the Lenders to the Borrower, funded by the Agent on behalf of the Lenders and subject to subsection 2.03(e) and (f). Any charges, fees, commissions, costs and expenses charged to CIT for the Borrower's account by the Letter of Credit

Issuer in connection with or arising out of Letters of Credit issued pursuant to this Agreement or out of transactions relating thereto will be charged to the Borrower's Account in full when charged to or paid by CIT and any such charges by CIT to the Borrower's Account shall be conclusive and binding on the Borrower and the Lenders absent manifest error. Each of the Lenders and the Borrower agree that the Agent shall have the right to make such charges regardless of whether any Event or Default or Potential Default shall have occurred and be continuing or whether any of the conditions precedent in Section 7.02 have been satisfied.

                     (iii) The Borrower agrees to unconditionally indemnify the Agent, CIT and each Lender and to hold the Agent, CIT and each Lender harmless from any and all loss, claim or liability (including, but not limited to, reasonable fees and expenses of counsel) incurred by the Agent, CIT or any such Lender arising from any transactions or occurrences relating to Letters of Credit established or opened for the Borrower's account and any drafts or acceptance thereunder, and all Obligations thereunder, including any such loss or claim due to any action taken by the Letter of Credit Issuer, other than for any such loss, claim or liability arising out of the gross negligence or willful misconduct of the Agent, CIT or any Lender as determined by a final judgment of a court of competent jurisdiction. The Borrower further agrees to hold the Agent, CIT and each Lender harmless from any errors or omissions, negligence or misconduct by the Letter of Credit Issuer. The Borrower's unconditional obligation to the Agent, CIT and each Lender hereunder shall not be modified or diminished for any reason or in any manner whatsoever, other than as a result of the Agent's, CIT's or such Lender's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction. The Borrower agrees that any charges incurred by CIT for the Borrower's account by the Letter of Credit Issuer shall be conclusive and binding on the Borrower absent manifest error and may be charged to the Borrower's Account.

                     (iv) None of the Agent, CIT, the Letter of Credit Issuer or any of the Lenders shall be responsible for the existence, character, quality, quantity, condition, packing, value or delivery of the goods purporting to be represented by any documents; any difference or variation in the character, quality, quantity, condition, packing, value or delivery of the goods from that expressed in the documents; the validity, sufficiency or genuineness of any documents or of any endorsements thereof even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; the time, place, manner or order in which shipment is made; partial or incomplete shipments, or failure or omission to ship any or all of the goods referred to in the Letters of Credit or documents; and deviation from instructions; delay, default, or fraud by the shipper and/or anyone else in connection with any such goods or the shipping thereof; or any breach of contract between the shipper or vendors and the Borrower. Furthermore, without being limited by the foregoing, none of the Agent, CIT, the Letter of Credit Issuer or any of the Lenders shall be responsible for any act or omission with respect to or in connection with any goods covered by Letters of Credit.

                     (v) The Borrower agrees that any action taken by the Agent, CIT or any Lender, if taken in good faith, and any action taken by the Letter of Credit Issuer, under or in connection with the Letters of Credit, the guarantees, the drafts or acceptances, or the goods purported to be represented by any documents, shall be binding on the Borrower (with respect to the Letter of Credit Issuer, the Agent, CIT and the Lenders) and shall not put the Agent, CIT or the Lenders in any resulting liability to the Borrower. In furtherance thereof, CIT shall have the full right and authority to clear and resolve any questions of non-compliance of documents; to give any instructions as to acceptance or rejection of any documents or goods; to execute any and all steamship or airways guaranties (and applications therefore), indemnities or delivery orders; to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents; and to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letters of Credit, drafts or acceptances; all in CIT's sole name, and the Letter of Credit Issuer shall be entitled to comply with and honor any and all such documents or instruments executed by or received solely from CIT, all without any notice to or any consent from the Borrower.

                     (vi) Without CIT's express consent and endorsement in writing, the Borrower agrees: (x) not to execute any applications for steamship or airway guaranties, indemnities or delivery orders; to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances or documents; or to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letters of Credit, drafts or acceptances; and (y) after the occurrence of an Event of Default which is not cured within any applicable grace period, if any, or waived by the Agent, not to (A) clear and resolve any questions of non-compliance of documents, or (B) give any instructions as to acceptances or rejection of any documents or goods.

                     (vii) The Borrower agrees that any necessary and material import, export or other license or certificates for the import or handling of Inventory will have been promptly procured; all foreign and domestic governmental laws and regulations in regard to the shipment and importation of Inventory or the financing thereof will have been promptly and fully complied with, and any certificates in that regard that CIT may at any time reasonably request will be promptly furnished. In this connection, the Borrower represents and warrants that all shipments made under any such Letters of Credit are in accordance with the laws and regulations of the countries in which the shipments originate and terminate, and are not prohibited by any such laws and regulations. As between the Borrower, on the one hand, and the Agent, CIT, the Lenders and the Letter of Credit Issuer, on the other hand, the Borrower assumes all risk, liability and responsibility for, and agrees to pay and discharge, all present and future local, state, federal or foreign taxes, duties, or levies. As between the Borrower, on the one hand, and the Agent, CIT, the Lenders and the Letter of Credit Issuer, on the other hand, any embargo, restriction, laws, customs or regulations of any country, state, city, or other political subdivision, where such Inventory is or may be located, or wherein payments are to be made, or wherein drafts may be drawn, negotiated, accepted, or paid, shall be solely the Borrower's risk, liability and responsibility.

                     (viii) Upon any payments made to the Letter of Credit Issuer under the Letter of Credit Guaranty, CIT or the Lenders, as the case may be, shall, without prejudice to its rights under this Agreement (including that such unreimbursed amounts shall constitute Loans hereunder), acquire by subrogation, any rights, remedies, duties or obligations granted or undertaken by the Borrower to the Letter of Credit Issuer in any application for Letters of Credit, any standing agreement relating to Letters of Credit or otherwise, all of which shall be deemed to have been granted to the Agent and apply in all respects to the Agent and shall be in addition to any rights, remedies, duties or obligations contained herein.

                     (ix) In the event that the Borrower is required to provide cash collateral for any Letter of Credit, the Borrower shall deposit such cash collateral in the Letter of Credit Cash Collateral Account, which cash collateral shall be held in the Letter of Credit Cash Collateral Account until all Obligations have been paid in full in cash; provided, that, when the Borrower elects, and is not required to provide cash collateral for a Letter of Credit, the cash collateral for such Letter of Credit shall be returned to the Borrower if at such time (A) an Event of Default or Potential Default has not occurred and is not continuing and (B) no amounts are available to be drawn on such Letter of Credit and all Unreimbursed Draws have been paid in full.

                     (b) Request for Issuance. The Borrower may from time to time, upon notice (an "L/C Notice") not later than 12:00 noon, New York City time, at least three Business Days in advance, request CIT to assist the Borrower in establishing or opening a Letter of Credit by delivering to the Agent, with a copy to the Letter of Credit Issuer, a Letter of Credit Application, together with any necessary related documents. CIT shall not provide support, pursuant to the Letter of Credit Guaranty, if the Agent shall have received written notice from the Majority Lenders on the Business Day immediately preceding the proposed issuance day for such Letter of Credit that one or more of the conditions precedent in Section 7.02 will not have been satisfied on such date, and neither CIT nor the Agent shall otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 7.02 have been satisfied.

                     (c) Existing Letters of Credit. Schedule 3.01(c) hereto contains a description of all letters of credit issued pursuant to the Pre-Petition Loan Agreement and outstanding on the Entry Date. Each such letter of credit, including any extension or renewal thereof (each, as amended from time to time in accordance with the terms thereof and hereof, an "Existing Letter of Credit") shall constitute a "Letter of Credit" for all purposes of this Agreement, issued on the Entry Date.

                     3.02. Participations. (a) Purchase of Participations. Immediately upon the issuance by the Letter of Credit Issuer of any Letter of Credit in accordance with the procedures set forth in Section 3.01, each Lender (other than CIT) shall be deemed to have irrevocably and unconditionally purchased and received from CIT, without recourse or warranty, an undivided interest and participation, to the extent of such Lender's Pro Rata Share, in all obligations of CIT with respect to such Letter of Credit (including, without limitation, all Undrawn Letter of Credit Availability and Reimbursement Obligations of the Borrower with respect thereto pursuant to the Letter of Credit Guaranty or otherwise).

                     (b) Sharing of Letter of Credit Payments. In the event that CIT makes any payment in respect of the Letter of Credit Guaranty and the Borrower shall not have repaid such amount to the Agent for the account of CIT, the Agent shall charge the Borrower's Account in the amount of the Reimbursement Obligation, in accordance with Section 3.01(a)(ii).

                     (c) Obligations Irrevocable. The obligations of a Lender to make payments to the Agent for the account of the Agent or CIT with respect to a Letter of Credit shall be irrevocable, not subject to any qualification or exception whatsoever and shall be made in accordance with, but not subject to, the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                     (i) any lack of validity or enforceability of this Agreement or any of the other Related Documents;

                     (ii) the existence of any claim, setoff, defense or other right which the Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, Letter of Credit Issuer, any Lender, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrower or any other party and the beneficiary named in any Letter of Credit);

                     (iii) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                     (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Related Documents;

                     (v) any failure by the Agent to provide any notices required pursuant to this Agreement relating to the Letters of Credit; or

                     (vi) the occurrence of any Event of Default or Potential Default.

                                   ARTICLE IV
                                 BORROWING BASE
                                 --------------

                     4.01. Condition of Lending and Assisting in Establishing or Opening Letters of Credit. The Agent and the Lenders shall have no obligation to make a Loan or assist in establishing or opening a Letter of Credit to the extent that the aggregate unpaid principal amount of the Loans plus the Letter of Credit Exposure exceeds, or after giving effect to a requested Loan or Letter of Credit would exceed, the Current Commitment at such time.

                     4.02. Mandatory Prepayment. Concurrently with the delivery of any Borrowing Base Certificate, the Borrower shall give notice to the Agent of any mandatory prepayment pursuant to Section 2.04(b), which notice shall specify a prepayment date no later than the earlier of the date on which such Borrowing Base Certificate is given and the date on which such Borrowing Base Certificate is required to be provided to the Lenders.

                     4.03. Rights and Obligations Unconditional. Without limitation of any other provision of this Agreement, the rights of the Agent, CIT and the Lenders and the obligations of the Borrower under this Article IV are absolute and unconditional, and the Agent, CIT and the Lenders shall not be deemed to have waived the condition set forth in Section 4.01 hereof or their right to payment in accordance with Section 4.02 hereof in any circumstance whatever, including but not limited to circumstances wherein the Agent or any Lender (knowingly or otherwise) makes an advance hereunder in excess of the Borrowing Base.

                     4.04. Borrowing Base Certificate. (a) By 12:00 noon, New York City time (i) seven (7) Business Days after the Friday of each week and
(ii) thirty (30) days after the end of each fiscal month (and on any other date on which the Agent reasonably requests), the Borrower shall furnish to the Agent a certificate ("Borrowing Base Certificate") substantially in the form attached hereto as Exhibit H, certified as true and correct by a Designated Financial Officer, setting forth the Borrowing Base and the other information required therein as of the Borrower's close of business on the Saturday of the preceding week (in the case of the weekly Borrowing Base Certificates), or as of Borrower's close of business on the last day of each fiscal month (in the case of subsequent monthly Borrowing Base Certificates), in each case together with such other information with respect to the Inventory of the Borrower as the Agent may reasonably request. The weekly Borrowing Base Certificate may be prepared based upon a good faith estimate by the Borrower of its Inventory.

                     (b) In the event of any dispute about the eligibility of any asset for inclusion in the Borrowing Base or the valuation thereof, the Agent's good faith judgment shall control.

                     (c) The Borrowing Base set forth in a Borrowing Base Certificate shall be effective from and including the date such Borrowing Base Certificate is duly received by the Agent to but not including the date on which a subsequent Borrowing Base Certificate is duly received by the Agent, unless the Agent disputes the eligibility of any asset for inclusion in the Borrowing Base or the valuation thereof by notice of such dispute to the Borrower, in which case the value of such asset shall, at the discretion of the Borrower, either not be included in the Borrowing Base or be included in the Borrowing Base with a value reasonably acceptable to the Agent.

                     (d) Each Borrowing Base Certificate shall be accompanied by backup schedules showing the derivation thereof and containing such detail and such other and further information as the Agent may reasonably request from time to time.

                     4.05. General Provisions. Notwithstanding anything to the contrary in this Article IV, in no event shall any single element of value or asset be counted twice in determining the Borrowing Base.

                                    ARTICLE V
                        SECURITY; ADMINISTRATIVE PRIORITY
                        ---------------------------------

                     5.01. Grant of Lien and Security Interest. (a) As collateral security for all of the Obligations, the Borrower hereby (i) reaffirms the validity, perfection and first priority of the Liens previously granted to the Agent in the Pre-Petition Collateral under the Pre-Petition Loan Documents, and (ii) pledges and assigns to the Agent, and grants to the Agent for the benefit of the Lenders a continuing security interest in, all assets and properties of the Borrower, wherever located and whether now of hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (the "Collateral"), including, without limitation, all of the Borrower's right, title and interest in and to the following:

                     (i) all equipment of any kind (including, without limitation, all furniture, fixtures and machinery, wherever located and whether now of hereafter existing and whether now owned or hereafter acquired, together with all substitutes, replacements, accessions and additions thereto, and all tools, parts, accessories and attachments used in connection therewith (hereinafter collectively referred to as the "Equipment");

                     (ii) all of Borrower's now owned and hereafter acquired real property, wherever located, of every kind and description, including, but not limited to, all fee interests and leasehold interests, together with all buildings, structures and other improvements located thereon and all licenses, easements and appurtenances relating thereto (collectively, "Real Estate");

                     (iii) all inventory of any kind, wherever located and whether now of hereafter existing and whether now owned or hereafter acquired (including, without limitation, all types of goods, property and other assets, raw, in process and finished, and all other inventory, merchandise, goods and other tangible personal property that are held for sale or lease by the Borrower), all materials used or consumed in the business of the Borrower, goods returned to or repossessed by the Borrower, and goods in which the Borrower has an interest in mass or a joint or other interest or right of any kind (including goods being processed), all accessions thereto and products thereof and all packing and shipping materials (hereinafter collectively referred to as the "Inventory");

                     (iv) (A) all accounts, contract rights, chattel paper, instruments, documents, general intangibles and other obligations of any kind, whether now or hereafter existing and whether now owned or hereafter acquired, arising out of or in connection with the sale or lease of goods or the rendering of services or otherwise; and (B) all rights now or hereafter existing in and to all credit insurance, guarantees, letters of credit, security agreements, leases and other contracts now or hereafter existing and securing or otherwise relating to any such account, contract rights, chattel paper, instruments, general intangibles or obligations, to the extent not expressly prohibited thereby (any and all such accounts, contract rights, chattel paper, instruments, general intangibles or obligations being hereinafter referred to collectively as the "Receivables", and any and all such credit insurance, guarantees, letters of credit, security agreements, leases and other contracts being hereinafter referred to collectively as the "Related Contracts");

                     (v) (A) all trademarks, service marks, tradenames, business names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by the Borrower (including, without limitation, all trademarks, service marks, trade names, business names, trade styles, designs, logos and other source or business identifiers described in Schedule 5.01(a)(v) hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other records of the Borrower relating to the distribution of products and services in connection with which any of such marks are used, and all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past and future infringements or dilutions thereof and the right to sue for past, present and future infringements and dilutions thereof (hereinafter referred to collectively as the "Trademarks"), and (B) all licenses, contracts or other agreements, whether written or oral, naming the Borrower as licensor or licensee and providing for the grant of any right to use any Trademark, including, without limitation, all Trademark Licenses described in Schedule 5.01(a)(v) hereto, together with any goodwill connected with and symbolized by any such trademark licenses or agreements and the right to prepare for sale and sell any and all Inventory now or hereafter owned by the Borrower and now or hereafter covered by such licenses (hereinafter referred to collectively as the "Trademark Licenses");

                     (vi) (A) all letters patent, design patents and utility patents, and all copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all letters patent, design patents and utility patents described in Schedule 5.01(a)(vi) hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof (hereinafter referred to collectively as the "Patents"), and
(B) all licenses, contracts or other agreements, whether written or oral, naming the Borrower as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any patent (hereinafter referred to collectively as the "Patent Licenses" and together with the Trademark Licenses, the "Licenses") (including, without limitation, all Patent Licenses set forth in Schedule 5.01(a)(vi) hereto);

                     (vii) (A) all moneys, securities and other property, and the proceeds thereof, now or hereafter held or received by, or in transit to, the Lenders and the Agent from or for the Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of the Borrower's claims against the Lenders and the Agent at any time existing; (B) all rights relating to the sale or other transfer of property to, or the construction, renovation or other improvement of property by or for, the

Borrower; (C) all rights, interests, choses in action, causes of actions, claims and all other intangible property of every kind and nature, in each instance whether now owned or hereafter acquired by the Borrower, including, without limitation, all corporate and other business records, all loans, royalties, and all other forms of obligations receivable whatsoever (other than Receivables);
(D) all computer programs, software, printouts and other computer materials, customer lists, credit files, correspondence and advertising materials; (E) all customer and supplier contracts, sale orders, rights under license and franchise agreements, and other contracts and contracts rights; (F) all interests in partnerships and joint ventures, including all moneys due from time to time in respect thereof; (G) all federal, state, and local tax refunds and federal, state and local tax refund claims; (H) all right, title and interest under leases, subleases, licenses and concessions and other agreements relating to personal property, including all moneys due from time to time in respect thereof; (I) all payments due or made to the Borrower in connection with any requisition, confiscation, condemnation, seizure or forfeiture of any property by any Person, Governmental Authority or regulatory body; (J) the Cash Concentration Account, the Letter of Credit Cash Collateral Account, all Depository Accounts and all other deposit accounts (general or special) with any bank or other financial institution, including, without limitation, all depository or other accounts maintained by the Borrower at the Agent or any Lender and all funds on deposit therein and the balance from time to time in all accounts described in Schedule 5.01(a)(vii) hereto; (K) all credits with and other claims against third parties (including carriers and shippers) (other than Receivables); (L) all rights to indemnification; (M) all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interests in trusts; (N) all letters of credit, guaranties, liens, security interests and other security held by or granted to the Borrower; (O) all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral; and (P) all other intangible property, whether or not similar to the foregoing, in each instance, however and wherever arising;

                     (viii) the books and records of the Borrower relating to any of the foregoing Collateral, including, without limitation, all customer contracts, sale orders, minute books, ledgers, records, computer programs, software, printouts and other computer materials, customer lists, credit files, correspondence and advertising materials, in each case indicating, summarizing or evidencing any of the Collateral, and

                     (ix) all proceeds of any and all of the foregoing Collateral (including, without limitation, (i) damages and payments for past or future infringements of the Trademarks or the Patents and (ii) the right to sue for past, present and future infringements of the Trademarks or the Patents) and, to the extent not otherwise included, all payments under insurance (whether or not the Agent is the loss payee thereof) and any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;

in each case howsoever the Borrower's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise); provided, however, that the Collateral excludes any and all monies and other property of any kind recovered or transfer avoided by or on behalf of the Borrower or its estate under chapter 5 of the Bankruptcy Code, including, without limitation, sections 542, 544, 547, 548, 549, 550, 551 and 553 thereof.

                     (b) In addition, as collateral security for the prompt and complete payment when due of the Obligations to induce the Lenders as aforesaid, the Borrower hereby further grants to the Agent for the benefit of the Lenders a Lien on all property of the Borrower held by the Agent or any of the Lenders, including, without limitation, all property of every description, now or hereafter in the possession or custody of or in transit to the Agent or any of the Lenders for any purpose, including safekeeping, collection or pledge, for the account of the Borrower or as to which the Borrower may have any right or power.

                     (c) As further adequate protection for the use by the Borrower of Pre-Petition Collateral and for any diminution in the value of the interest of the Lenders in the Pre-Petition Collateral, the Lenders and the Agent are hereby granted, under sections 361 and 364 of the Bankruptcy Code, a valid, binding, enforceable and perfected security interest in and lien on the Collateral subject and subordinate only to (i) the lien and security interest granted to the Lenders and the Agent under this Agreement and the other Loan Documents securing the Obligations, and (ii) Carve-Out Expenses and superior existing Liens. The lien and security interest granted hereunder to the Lenders and the Agent under the Pre-Petition Loan Agreement shall not be subject and subordinate to any security interest or lien that is avoided and preserved for the benefit of the estates of the Borrower under section 551 of the Bankruptcy Code or, except set forth in clauses (i) and (ii) above, be made on a parity with, or subordinated to, any other Lien under section 364(d) of the Bankruptcy Code or otherwise.

                     5.02. Perfection of Security Interests. (a) The liens and security interests granted herein shall be deemed valid, enforceable and perfected by entry of the Interim Bankruptcy Court Order and the Final Bankruptcy Court Order, as the case may be. No financing statement, notice of lien or similar instrument in any jurisdiction or filing office need be filed or any other action taken in order to validate or perfect the liens and security interests granted by or pursuant to this Agreement, the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order.

                     (b) The liens and security interests, lien property, administrative priorities and other rights and remedies granted to the Lenders and the Agent pursuant to this Agreement, the Interim Bankruptcy Court Order and/or the Final Bankruptcy Court Order (specifically including but not limited to the existence, perfection and priority of the Liens and security interests provided herein and the administrative priority provided herein) shall not be modified, altered or impaired in any manner by any other financing or extension of credit or incurrence of debt by the Borrower (pursuant to section 364 of the Bankruptcy Code or otherwise), or by any dismissal or conversion of the Chapter 11 Cases, or by any other act or omission whatever. Without limitation, notwithstanding any such order, financing, extension, incurrence, dismissal, conversion, act or omission:

                     (i) except for the Carve-Out Expenses having priority over the Obligations, no costs or expenses of administration which have been or may be incurred in the Chapter 11 Cases or any conversion of the same or in any other proceedings related thereto, and no priority claims, are or will be prior to or on a parity with any claim of the Lenders or the Agent against the Borrower in respect of any Obligation;

                     (ii) the liens and security interests set forth in Section
           5.01 shall constitute valid and perfected first priority liens and security interests, subject only to the Carve-Out Expenses and shall be prior to all other liens and security interests, now existing or hereafter arising, in favor of any other creditor or any other Person whatever; and

                     (iii) the liens and security interests granted hereunder shall continue valid and perfected without the necessity that financing statements be filed or that any other action be taken under applicable nonbankruptcy law.

                     (c) Notwithstanding subsections (a) and (b) of this Section 5.02, or any failure on the part of the Borrower and the Lenders and the Agent to perfect, maintain, protect or enforce the liens and security interests in the Collateral granted hereunder, the Interim Bankruptcy Court Order and the Final Bankruptcy Court Order (when entered) shall automatically, and without further action by any Person, perfect such liens and security interests against the Collateral.

                     5.03. Performance by the Lenders of Borrower's Obligations. If the Borrower fails to perform or comply with any of their agreements contained herein and the Agent, as provided for by the terms of this Agreement, shall perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of the Agent incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect in respect of the Loans, shall be payable by the Borrower to the Agent on demand and shall constitute Obligations secured by the Collateral. Performance of Borrowers' obligations as permitted under Section 5.04 shall in no way constitute a violation of the automatic stay provided by section 362 of the Bankruptcy Code and the Borrower hereby waives applicability thereof. Moreover, neither the Agent and the Lenders shall in any way be responsible for the payment of any costs incurred in connection with preserving or disposing of Collateral pursuant to section 506(c) of the Bankruptcy Code and the Collateral may not be charged for the incurrence of any such cost.

                     5.04. Limitation on the Lenders' Duty in Respect of Collateral. Neither the Agent nor any of the Lenders shall have any duty as to any Collateral in its possession or control or in the possession or control of any of its agents or nominees of or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that the Agent and the Lenders shall use reasonable care with respect to the Collateral in their possession or under their control. Upon request of the Borrower, the Lenders shall account for any moneys received by them in respect of any foreclosure on or disposition of the Collateral.

                     5.05. Remedies, Rights Upon Default. (a) If any Event of Default shall occur and be continuing, the Agent may exercise in addition to all other rights and remedies granted to it in this Agreement and in any other Loan Document, all rights and remedies of a secured party under the U.C.C. Without limiting the generality of the foregoing, the Borrower expressly agrees that in any such event the Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Borrower or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the U.C.C. and other applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of the Agent's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption the Borrower hereby releases. The Borrower further agrees, at the Agent's request, to assemble the Collateral and make it available at places which the Agent shall reasonably select, whether at the Borrower's premises or elsewhere. The Borrower shall apply the proceeds of any such collection, recovery, receipt, appropriation, realization or sale (net of all expenses incurred by the Agent and the Lenders in connection therewith, including, without limitation, attorney's fees), first to the Obligations in any order deemed appropriate by the Agent and then to the Pre-Petition Obligations, Borrower's remaining liability for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by the Agent of any other amount required by any provision of law, including section 9-504(1)(c) of the U.C.C., need the Agent account for the surplus, if any, to the Borrower. To the maximum extent permitted by applicable law, the Borrower waives all claims, damages, and demands against the Agent and the Lenders arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of the Agent or the Lenders. The Borrower agrees that the Agent and the Lenders need not give more than ten (10) days' notice (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to such Borrower at its address referred to in the signature pages of this Agreement) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations and Pre-Petition Obligations. The Borrower is also liable for the fees of any attorneys employed by the Agent and the Lenders to collect such deficiency.

                     (b) Borrower agrees to pay all reasonable costs of the Agent, including, without limitation, attorneys' fees, incurred in connection with the enforcement of any of their rights and remedies hereunder.

                     (c) The Borrower hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral. In no event shall prior recourse to any Collateral be a prerequisite to the Agent's right to demand payment of any of the Obligations.

                     5.06. Automatic Stay. During the continuance of an Event of Default, upon three Business Days notice to the Borrower, any Creditors' Committee and the United States Trustee, the automatic stay provided under section 362 of the Bankruptcy Code shall be deemed automatically vacated to permit the Agent and the Lenders to take immediately any action permitted under this Agreement, the other Loan Documents, the Bankruptcy Code, the U.C.C. or other applicable law with respect to the Collateral or otherwise.

                     5.07. The Agent's Appointment as Attorney-in-Fact. (a) The Borrower hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary and desirable to accomplish the purposes of this Agreement and the transactions contemplated hereby, and, without limiting the generality of the foregoing, hereby give the Agent the power and right, on behalf of the Borrower, without notice to or assent by the Borrower to do the following:

                     (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of the Borrower or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

                     (ii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                     (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to the Agent or as the Agent shall direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents constituting or relating to any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (H) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Borrower were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Agent reasonably deems necessary to protect, preserve or realize upon the Collateral and the Agent's liens and security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Borrower might do.

                     (b) The Agent agrees that, except as otherwise provided in this Agreement, it will forbear from exercising the power of attorney or any rights granted to the Agent pursuant to this Section 5.08, except upon the occurrence and during the continuation of an Event of Default. The Borrower hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. Exercise by the Agent or any Lenders of the powers granted hereunder is not a violation of the automatic stay provided in section 362 of the Bankruptcy Code and the Borrower waives applicability thereof. The power of attorney granted pursuant to this Section
5.08 is a power coupled with an interest and shall be irrevocable until the Obligations are indefeasibly paid in full.

                     (c) The powers conferred on the Agent hereunder are solely to protect the Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon it or them to exercise any such powers. The Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its respective officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act, except for their own gross negligence or willful misconduct.

                     (d) The Borrower also authorizes the Agent, at any time and from time to time upon the occurrence and during the continuation of any Event of Default or as otherwise expressly permitted by this Agreement, (i) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of the Borrower in and under the Contracts hereunder and other matters relating thereto and (ii) to execute any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.


                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

                     The Borrower hereby represents and warrants to the Lenders and the Agent as follows:

                     6.01. Organization, Good Standing, Etc. Each of the Borrower and its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization,
(ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and (in the case of the Borrower) to make the borrowings hereunder and to consummate the transactions contemplated hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

                     6.02. Authorization, Etc. The execution, delivery and performance by the Borrower of this Agreement and each Related Document, (i) have been duly authorized by all necessary corporate action, (ii) do not and will not contravene its charter or by-laws, any other applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties or result in a default under any agreement or instrument to which the Borrower or any of its Subsidiaries is a party or by which they or their respective properties may be subject, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to this Agreement) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

                     6.03. Governmental Approvals. No authorization, consent, approval license, exemption or other action by, and no registration, qualification, designation, declaration or filing with, any Governmental Authority is or will be necessary in connection with the execution and delivery by the Borrower and its Subsidiaries of this Agreement and each of the other Related Documents which it is a party, consummation of the transactions therein contemplated, performance of or compliance with the terms and conditions thereof or to ensure the legality, validity, enforceability and admissibility in evidence thereof, except for the filings and recordings in respect of the Liens created pursuant to this Agreement.

                     6.04. Enforceability of Loan Documents. This Agreement and each of the other Related Documents to the which the Borrower is or will be a party, when delivered hereunder, will be a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms. Each Loan Document to which a Subsidiary of the Borrower is or will be a party, when delivered hereunder, will be a legal, valid and binding obligation of each Subsidiary, enforceable against such Subsidiary in accordance with its terms.

                     6.05 Subsidiaries.As of the date hereof, Westview Advertising is the only Subsidiary of the Borrower. The Borrower owns all of the outstanding capital stock of Westview Advertising. All shares of such stock of Westview Advertising are owned by the Borrower free and clear of all Liens, except for the Liens in favor of the Lenders and the Agent that secure payment of the Obligations. There are no options, warrants or other rights to acquire shares of capital stock of any Subsidiary of the Borrower. The aggregate fair market value of all assets owned by all Subsidiaries of the Borrower existing on the Entry Date is not in excess of $500,000.

                     6.06. Absence of Conflicts. Neither the execution and delivery of this Agreement or the other Related Documents to which the Borrower is a party nor consummation of the transactions herein or therein contemplated nor performance of or compliance with the terms and conditions hereof or thereof will (a) violate any Law, (b) conflict with or result in a breach of or default under its charter or by-laws, or any material agreement or instrument to which the Borrower is a party or by which it or any of its properties (now owned or hereafter acquired) may be subject or bound (other than conflicts, breaches and defaults the enforcement of which will be stayed by virtue of the filing of the Chapter 11 Case) or (c) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of the Borrower, except the Lien in favor of the Lenders and the Agent with respect to the Collateral.

                     6.07. Financial Statements. (a) Historical Statements. The Borrower has heretofore furnished to the Lenders (i) an unaudited balance sheet of the Borrower as of August 26, 2000 and the related unaudited statements of operations and cash flows for the seven months then ended and (ii) a balance sheet of the Borrower as of January 29, 2000 and the related statements of operations and cash flows for the fiscal year then ended, as examined and reported on by Ernst & Young LLP, independent certified public accountants. Such financial statements (including the notes thereto in the case of the statements as of January 29, 2000) present fairly, in all material respects, the financial condition of the Borrower as of the end of such fiscal year and as of the end of such period and the results of its operations and the cash flows for the fiscal year then ended, all in conformity with GAAP applied on a basis consistent with that of the preceding fiscal year, subject (in the case of interim financial statements) to year-end adjustments. Except as disclosed therein, the Borrower and its Subsidiaries do not have any material contingent liabilities (including liabilities for taxes), unusual forward or long term commitments or unrealized or anticipate losses from unfavorable commitments.

                     (b) Projections. The Borrower has heretofore furnished to the Lenders projections for the period from August 27, 2000 through February 2, 2002 and such projections have been prepared in accordance with the standard set forth in the second sentence of Section 6.22 hereof.

                     6.08. No Event of Default. No event has occurred and is continuing and no condition exists which constitutes an Event of Default or Potential Default. The Borrower is not in violation of any term of its charter or by-laws.

                     6.09. Litigation. Except as set forth on Schedule 6.09 hereto, there is no pending or, to the knowledge of the Borrower, threatened action, suit or proceeding affecting the Borrower before any court or other Governmental Authority or any arbitrator in existence on the Entry Date. There is no pending or threatened action, suit or proceeding affecting the Borrower before any court or other Governmental Authority or any arbitrator which may have a Material Adverse Effect, other than the Chapter 11 Case.

                     6.10. ERISA. (i) Each Plan is in substantial compliance with ERISA and the Code, (ii) no Termination Event has occurred nor is reasonably expected to occur with respect to any Benefit Plan, (iii) the most recent annual report (Form 5500 Series) with respect to each Benefit Plan, including Schedule B (Actuarial Information) thereto, copies of which have been filed with the Internal Revenue Service and delivered to the Agent, is complete and correct and fairly presents the funding status of such Benefit Plan, and since the date of such report there has been no material adverse change in such funding status, and a copy of each such annual report filed by the Borrower after the Filing Date will be delivered to the Agent promptly thereafter, (iv) no Benefit Plan had an accumulated or waived funding deficiency or permitted decreases which would create a deficiency in its funding standard account within the meaning of Section 412 of the Code at any time during the previous 60 months, and (v) no Lien, security interest or other charge or encumbrance imposed under the Code or ERISA exists or is likely to arise on account of any Benefit Plan within the meaning of Section 412 of the Code. Neither the Borrower nor any of its ERISA Affiliates has incurred any withdrawal liability under ERISA with respect to any Multiemployer Plan, and the Borrower is not aware of any facts indicating that the Borrower or any of its ERISA Affiliates may in the future incur any such withdrawal liability. Except as required by Section 4980B of the Code or the retention plan adopted by the Borrower on September 19, 2000, neither the Borrower nor any of its ERISA Affiliates maintains a welfare plan (as defined in Section 3(1) of ERISA) which provides benefits or coverage after a participant's termination of employment. All Plans in existence on the Entry Date are set forth on Schedule 6.10.

                     6.11. Taxes, Etc. All tax returns required to be filed by the Borrower and any of its Subsidiaries have been properly prepared, executed and filed. All taxes, assessments, fees and other governmental charges upon the Borrower and its Subsidiaries or upon any of their respective properties, income, sales or franchises which are shown thereon as due and payable have been paid. The reserves and provisions for taxes, if any, on the books of the Borrower are adequate for all open years and for its current fiscal period. The Borrower does not know of any proposed additional assessment or basis for any material assessment for additional taxes (whether or not reserved against). The federal income tax liabilities of the Borrower and its Subsidiaries have been finally determined by the Internal Revenue Service, or the time for audit has expired, for all fiscal periods ending on or prior to January 31, 1997 (except if Borrower utilizes net operating losses for tax years prior to such date, those tax years may be reopened by the Internal Revenue Service) all such liabilities (including all deficiencies assessed following audit) have been satisfied.

                     6.12. Regulation U. The Borrower is not and will not be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purposes of purchasing or carrying any margin stock.

                     6.13. Adverse Agreements, Etc. Neither the Borrower nor any of its Subsidiaries is a party to any agreement or instrument, or subject to any charter or other corporate restriction or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority or regulatory body, which has a Material Adverse Effect, or to the best knowledge of the Borrower, is reasonably likely to have a Material Adverse Effect.

                     6.14. Holding Company and Investment Company Acts. Neither the Borrower nor any of its Subsidiaries is (i) a "holding company" or a "subsidiary company" of a "holding company" or any "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company" or an "affiliated person" or "promoter" of, or "principal underwriter" of or for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

                     6.15 Permits, Etc. The Borrower and its Subsidiaries have all material permits, licenses, authorizations and approvals required for them lawfully to own and operate their business.

                     6.16. Priority Title. Except for (a) Permitted Liens and
(b) any failure arising from any act or omission of the Agent after the Entry Date with respect to the perfection of the Liens granted under this Agreement and the Related Documents, the Liens granted under this Agreement and the Related Documents constitute and shall at all times constitute perfected, first priority Liens on the Collateral and the Borrower is the sole and absolute owner of the Collateral with full right to pledge, sell, consign, transfer and create a security interest therein, free and clear of any and all claims or Liens in favor of others and no Person has any right of first refusal, option or other preferential right to purchase any Collateral and the Borrower will at its expense forever warrant and, at the Agent's request, defend the same from any and all claims and demands of any other Person other than the Permitted Liens; and the Borrower will not grant, create or permit to exist, any Lien upon the Collateral, or any proceeds thereof, in favor or any other Person other than Permitted Liens. The Borrower and its Subsidiaries have good and marketable title to all of their owned properties and assets, free and clear of all Liens except Permitted Liens, the Liens arising under the Related Documents and Liens with respect to Capitalized Leases.

                     6.17. Financial Accounting Practices, Etc.

                     (a) The Borrower makes and keeps books, records and accounts which, in reasonable detail, accurately and fairly reflect their respective transactions and dispositions of their respective assets and each maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary (A) to permit preparation of financial statements in conformity with GAAP except as previously disclosed to the Agent and (B) to maintain accountability for assets, and (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                     (b) The Borrower maintains a system of internal procedures and controls sufficient to provide reasonable assurance that the information required to be set forth in each Borrowing Base Certificate (including, without limitation, information relating to the identification of assets which are Inventory as provided herein and the valuation thereof) is accurate.

                     6.18. Power To Carry On Business. The Borrower has all the requisite power and authority to own and operate its properties and to carry on its business as now conducted and as presently planned to be conducted (subject to Bankruptcy Court approval with respect to transactions outside the ordinary course of business).

                     6.19. No Material Adverse Change. Between January 29, 2000 and the date hereof there has not occurred any event which may be reasonably expected to have a Material Adverse Effect, other than events (a) disclosed in writing by the Borrower to the Agent prior to the Filing Date or (b) that customarily occur as a result of events leading up to and following the commencement of a case under chapter 11 of the Bankruptcy Code.

                     6.20. Existing Liens; Capitalized Leases; Unpaid Rent. There are no Liens on any assets of the Borrower other than (a) the Lien created as of the Entry Date in favor of the Agent hereunder and under the other Related Documents, (b) Liens created by the Borrower which secure indebtedness (other than in respect of Capitalized Leases) which do not exceed $1,000,000, (c) obligations related to Capitalized Leases which do not exceed $250,000 in the aggregate, and (d) Permitted Liens.

                     6.21. Compliance with Laws. The Borrower is not in violation of or otherwise liable under any Law (including but not limited to violations pertaining to the conduct of its business or the use, maintenance or operation of the real and personal properties owned or possessed by it), except for violations which in the aggregate do not have a Material Adverse Effect and violations or any enforcement actions which will be stayed by virtue of the filing of the Chapter 11 Case.

                     6.22. Accurate and Complete Disclosure. No representation or warranty made by the Borrower under this Agreement or any other Related Document and no written statement made by the Borrower in any financial statement (furnished pursuant to this Agreement or otherwise), certificate, report, exhibit or document furnished by the Borrower to the Agent pursuant to or in connection with this Agreement or any other Related Document is or was or will be, when delivered, when taken together with all other information supplied by the Borrower to the Agent, false or misleading in any material respect (including by omission of material information necessary to make such representation, warranty or statement, in light of the circumstances under which it was made, not misleading). To the extent the Borrower furnishes any projections of the financial position and results of operations of the Borrower for, or as at the end of, certain future periods, such projections were believed at the time furnished to be reasonable, have been or will have been prepared on a reasonable basis and in good faith by the Borrower, and have been or will be based on assumptions believed by the Borrower to be reasonable at the time made and upon the best information then reasonably available to the Borrower. The Borrower has disclosed to the Agent in writing every fact which to the best of its knowledge is reasonably likely to result in a Material Adverse Effect. There is no fact materially adversely affecting the condition or operations, financial or otherwise, or the business or prospects of the Borrower or any of its Subsidiaries which has not been set forth in a footnote included in the financial statements referred to in Section 6.07(a) hereof or a Schedule hereto.

                     6.23. Insurance. The Borrower and its Subsidiaries keep their properties adequately insured and maintain (i) insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar businesses, (ii) workmen's compensation insurance in the amount required by applicable law, (iii) public liability insurance in the amount customary with companies in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by it, and
(iv) such other insurance as may be required by law or by the Loan Documents.
Schedule 6.23 hereto sets forth a list of all insurance maintained by the Borrower and its Subsidiaries on the Entry Date.

                     6.24. Operating Lease Obligations. On the Entry Date, the Borrower and its Subsidiaries do not have any obligations as lessee for the payment of rent for any real or personal property other than the Operating Lease Obligations set forth in Schedule 6.24 hereto.

                     6.25. Environmental Matters.

                     (A) Except as disclosed on Schedule 6.25:

                     (i) The Borrower and its Subsidiaries at all times have been operated, and is, in full compliance with all applicable Environmental Laws, including all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in all applicable Environmental Laws, except to the extent such failure to comply would not result in a Material Adverse Effect.

                     (ii) The Borrower and its Subsidiaries have obtained, and is in compliance with, all permits, licenses, authorizations, registrations and other governmental consents required by applicable Environmental Laws ("Environmental Permits"), except to the extent the failure to so obtain or comply with any such Environmental Permits would not result in a Material Adverse Effect. All Environmental Permits are in full force and effect, and the Borrower and its Subsidiaries have made all appropriate filings for issuance or renewal of such Environmental Permits, except such as would not result in a Material Adverse Effect.

                     (iii) All of the property owned, leased, operated or controlled by the Borrower or any of its Subsidiaries is free of any Hazardous Materials (except those authorized pursuant to and in accordance with Environmental Permits held by the Borrower or its Subsidiaries) and free of all contamination arising from, relating to, or resulting from any such Hazardous Materials, except such as would not result in a Material Adverse Effect.

                     (iv) There are no pending or, to the knowledge of the Borrower, threatened Environmental Actions.

                     (v) There are no past or present conditions, events, circumstances, facts, activities, practices, incidents, actions, omissions or plans: (1) that may interfere with or prevent continued compliance by the Borrower or its Subsidiaries with Environmental Laws and the requirements of material Environmental Permits, or (2) that may require the Borrower or any Subsidiary to incur any Environmental Liabilities and Costs, or (3) that may form the basis of any Environmental Action against or involving the Borrower or its Subsidiaries, except such as would not result in a Material Adverse Effect.

                     (vi) There are no underground or aboveground storage tanks, or related piping, incinerators or surface impoundments at, on, or about, under or within any property owned, operated, leased or controlled by Borrower or its Subsidiaries, and any former underground or aboveground storage tanks, or related piping, incinerators or surface impoundments at, on, or about, under or within any such property have been removed or closed in accordance with applicable Environmental Law.

                     (vii) The Borrower and its Subsidiaries have not received any notice or other communication that any of them is or may be a potentially responsible person or otherwise liable in connection with any waste disposal site allegedly containing any Hazardous Materials, or other location used for the disposal of any Hazardous Materials, or notice of any failure of the Borrower or its Subsidiaries to comply with any Environmental Law or the requirements of any Environmental Permit.

                     (viii) The Borrower and its Subsidiaries have not used any waste disposal site, or otherwise disposed of, transported, or arranged for the transportation of, any Hazardous Materials to any place or location, or in violation of any Environmental Laws, except such as would not result in a Material Adverse Effect.

                     (ix) No Environmental Lien exists, and no condition exists which could result in the filing of a Environmental Lien, against any assets, facility, inventory or property owned, leased, operated or controlled by the Borrower or its Subsidiaries.

                     (x) There has been no Release or threatened material Release at any time of any Hazardous Materials at, on, or about, under or within any real property currently or formerly owned, leased, operated or controlled by the Borrower or its Subsidiaries or any predecessor of the Borrower or its Subsidiaries (other than pursuant to and in accordance with permits held by the Borrower or its Subsidiaries or any such predecessor), except such as shall not result in a Material Adverse Effect. To the knowledge of the Borrower and its Subsidiaries, there has been no such Releases of Hazardous Materials at, on, or about, under, within, or from any property adjacent to any Mortgaged Property that, through soil, air, surface water or groundwater migration or contamination, may reasonably have been expected to have migrated to or under any Mortgaged Property.

                     (xi) Neither the Borrower nor any Subsidiary has entered into or agreed to any currently pending or effective judgment, decree or order by any judicial or administrative tribunal relating to compliance with any Environmental Law or to Remedial Action, nor has Borrower or any Subsidiary been requested or required by any Governmental Authority to perform any Remedial Action.

                     (B) To the knowledge of the Borrower and its Subsidiaries, all environmental investigations, studies, audits or assessments in the possession or control of the Borrower or any Subsidiary concerning any violation or potential violation of, or liability or potential liability under, any Environmental Law relating to any current or prior business, facilities or properties owned, operated, leased or controlled by the Borrower or any Subsidiary (or any of their respective predecessors in interest) have been made available to the Lenders and the Agent.

                     6.26. Schedules. All of the information which is required to be scheduled to this Agreement is set forth on the Schedules attached hereto, is correct and accurate and does not omit to state any information material thereto.

                     6.27. Administrative Priority; Lien Priority.

                     (a) After the Entry Date, the Obligations of the Borrower will constitute allowed administrative expenses in the Chapter 11 Case having priority over all administrative expenses and unsecured claims against the Borrower now existing or hereafter arising, of any kind or nature whatsoever, including without limitation all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, subject, as to priority, only to Carve-Out Expenses having priority over the Obligations to the extent set forth in the Agreed Administrative Expense Priorities.

                     (b) The Lien on the Collateral shall be a valid and perfected first priority Lien to the extent provided in the Interim Bankruptcy Court Order and the Final Bankruptcy Court Order.

                     6.28. Bankruptcy Court Order. The Interim Bankruptcy Court Order or the Final Bankruptcy Court Order, as the case may be, is in full force and effect, and has not been reversed, stayed, modified or amended absent the joinder and consent of the Agent and the Borrower.

                     6.29. Real Property.

                     (a) Schedule 6.29 hereto sets forth a complete and accurate description and list as of the Entry Date of the location, by state and street address, of all real property owned and leased by the Borrower.

                     (b) As of the Entry Date, the Borrower has valid leasehold interests in the Leases described in Schedule 6.29 hereto. None of the Leases is subject to any Lien except Liens granted to the Agent pursuant to the Pre-Petition Loan Agreement, this Agreement and each of the Related Documents and Permitted Liens. Each of the Borrower and its Subsidiaries have duly effected all recordings, filings and other actions necessary to perfect the Borrower and its Subsidiaries right, title and interest in and to all Mortgaged Property. Schedule 6.29 sets forth with respect to each Lease, the commencement date, termination date, renewal options (if any) and annual base rents. To the best of the Borrower's knowledge each such Lease is valid and enforceable in accordance with its terms in all material respects and is in full force and effect. No consent or approval of any landlord or other third party in connection with the Leases is necessary for the Borrower or any of its Subsidiaries to enter into and execute this Agreement and each of the Related Documents, except as set forth on Schedule 6.29. Neither the Borrower nor any of its Subsidiaries or, to the knowledge of the Borrower or any of its Subsidiaries, any other party to any Lease is in default of its obligations thereunder (other than defaults, or notices thereof subject to cure, that customarily occur for a retail store operator such as the Borrower in connection with the commencement of a case under chapter 11 of the Bankruptcy Code) and neither the Borrower nor any of its Subsidiaries nor any other party to any such Lease has at any time delivered or received any notice of default which remains uncured under any such Lease and, as of the Entry Date, no event has occurred which, with the giving of notice or the passage of time, or both, would constitute a default under any such Lease, except for defaults the consequence of which in the aggregate would have no Material Adverse Effect.

                     (c) All permits required to have been issued to the Borrower with respect to the real property owned or leased by the Borrower or any of its Subsidiaries to enable such property to be lawfully occupied and used for all of the purposes for which it is currently occupied and used (separate and apart from any other properties), have been lawfully issued and are in full force and effect, other than such permits which, if not obtained, would not have a Material Adverse Effect, and all such real property complies with all applicable legal and insurance requirements.

                     (d) Neither the Borrower nor any of its Subsidiaries has received any notice, nor has any knowledge, of any pending, threatened or contemplated condemnation proceeding affecting any real property owned or leased by the Borrower or any Subsidiary.

                     (e) No portion of any real property owned or leased by the Borrower or any of its Subsidiaries has suffered any damage by fire or other casualty loss which has not heretofore been completely repaired and restored to its condition existing prior to such casualty or which if not repaired or restored is not reasonably likely to result in a Material Adverse Effect. Except as disclosed to the Agent in writing, no portion of any of the real property owned or leased by the Borrower or any of its Subsidiaries is located in a special flood hazard area as designated by any Governmental Authority.

                     6.30. Location of Bank Accounts. Schedule 6.30 hereto sets forth a complete and accurate list as of the date hereof of all deposits and other accounts, including all Depository Accounts, maintained by the Borrower and its Subsidiaries together with a description thereof (i.e. the bank at which such deposit or other account is maintained and the account number and the purpose thereof).

                     6.31. Use of Proceeds. The Borrower will use the proceeds of the Loans and the Letters of Credit, respectively, in accordance with Section
2.09 hereof.

                     6.32. Inventory. There is no location at which the Borrower has any Inventory (except for Inventory in transit) other than (i) those locations listed on Schedule 1.01(A) hereto and (ii) any other locations approved in writing by the Agent pursuant to the definition of "Eligible Inventory." Schedule 1.01(A) hereto contains a true, correct and complete list, as of the Entry Date, of the legal names and addresses of each warehouse at which Inventory of the Borrower is stored. None of the receipts received by the Borrower from any warehouse states that the goods covered thereby are to be delivered to bearer or to the order of a named Person or to a named Person and such named Person's assigns.

                     6.33. Intellectual Property. Each of the Borrower and its Subsidiaries owns or licenses or otherwise has the right to use all material licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, copyright applications, franchises, authorizations and other intellectual property rights that are necessary for the operations of their businesses and, to the knowledge of the Borrower or such Subsidiary, without infringement upon or conflict with the rights of any other Person with respect thereto, except for such infringements and conflicts which, individually or in the aggregate, could not have a Material Adverse Effect. To the best knowledge of the Borrower and its Subsidiaries, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Borrower or any of its Subsidiaries infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened, except for such infringements and conflicts which could not have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of the Borrower and its Subsidiaries, no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or proposed, which, individually or in the aggregate, could have a Material Adverse Effect.

                     6.34. Nature of Business. Neither the Borrower nor any of its Subsidiaries is engaged in any business other than the operation of stores selling family apparel, shoes, related accessories and other retail items and the support of the Borrower's and such Subsidiaries' business and operations as presently conducted.


                                   ARTICLE VII
                         CONDITIONS OF CREDIT EXTENSIONS
                         -------------------------------

                     7.01. Conditions Precedent to Initial Credit Extension. The obligation of the Lenders to make the initial Credit Extension with respect to the Interim Bankruptcy Court Order and with respect to the Final Bankruptcy Court Order (whether such Credit Extension shall consist of the making of a Loan or assistance to the Borrower in establishing or opening Letters of Credit) is subject to the satisfaction on or before the date thereof of each of the following conditions:

                     (a) The Interim Bankruptcy Court Order or the Final Bankruptcy Court Order, as the case may be, shall have been entered by the Bankruptcy Court, and the Agent shall have received a certified copy of the same, and such order shall be in full force and effect and shall not have been reversed, stayed, modified or amended.

                     (b) The Borrower shall have executed and delivered to the Agent the Notes, substantially in the form of Exhibit A hereto, which shall be dated the Entry Date.

                     (c) The Borrower shall have paid to the Agent all fees when due and other amounts due and payable to the Agent when due, including but not limited to amounts due under Section 2.08 or 11.06 hereof and all amounts due under the Fee Letter (all of which fees and amounts may, when due and at the Agent's sole discretion, be deemed to automatically increase the amount of Loans then outstanding); provided, that, all such fees that are due and payable on or prior to the initial Credit Extension may be paid contemporaneously therewith. The Borrower shall have paid to counsel to the Agent all reasonable fees and other client charges due to such counsel on the date of the initial Credit Extension.

                     (d) The Agent shall have received certificates satisfactory in form and substance to it from the Borrower, signed by the Designated Borrowing Officer, certifying as to (i) true copies of Borrower's charter and by-laws, (ii) true copies of all corporate action taken by the Borrower relative to the Related Documents and the transactions contemplated thereby (which shall designate one or more Designated Financial Officers and Designated Borrowing Officers), (iii) the true signatures and incumbency of the Designated Borrowing Officers and (iv) such other matters as the Agent may reasonably request.


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
                     (e) The Agent shall have received a certified copy of the initial Borrowing Base Certificate described in Section 4.04(a) hereof, in form and substance and as of a date reasonably satisfactory to the Agent.

                     (f) The Lien in favor of the Agent and the Lenders with respect to the Collateral shall be a valid and perfected first priority Lien prior to all other Liens in the Collateral except as set forth herein.

                     (g) The Borrower shall have caused all property insurance policies to show the Agent as loss payee as its interest may appear and, with respect to Inventory, all such policies shall name the Agent as first payee.

                     (h) With respect to each Benefit Plan, the Agent shall have received copies of the most recent Annual Report (Form 5500), including Schedule B thereto, and the most recent actuarial report. In addition, the Agent shall have received evidence in the form of an officer's certificate, in form and substance reasonably satisfactory to the Agent, of the Borrower's material compliance with all Environmental Laws, ERISA, labor and WARN matters.

                     (i) The Agent shall have received certified copies of requests for copies or information on Form UCC-11 or reports from a reporting company satisfactory to the Agent, listing all effective UCC financing statements, tax liens and judgment liens in each of the jurisdictions listed on
Schedule 1.01(A) hereto, which name as debtor the Borrower, together with copies of such financing statements, none of which (other than those consented to by the Agent), shall cover any of the Inventory of the Borrower.

                     (j) All legal proceedings in connection with the transactions contemplated by this Agreement and the other Related Documents shall be satisfactory to the Agent and the Agent shall have received all such counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance reasonably satisfactory to the Agent, as the Agent may from time to time request.

                     7.02. Conditions Precedent to Each Credit Extension. In addition to the requirements of Section 7.01, the obligation of each Lender to make any Credit Extension hereunder (whether such Credit Extension shall consist of the making of a Loan or assistance to the Borrower in establishing or opening Letters of Credit) is subject to the fulfillment, by the Borrower, in a manner satisfactory to the Agent of each of the following further conditions:

                     (a) Representations and Warranties; No Event of Default. The following statements shall be true, and the submission by the Borrower to the Agent of a Notice of Borrowing with respect to a Loan and the Borrower's acceptance of the proceeds of such Loan, or the submission by the Borrower to the Agent of an L/C Notice with respect to a Letter of Credit and the issuance of such Letter of Credit shall be deemed to be a representation and warranty by the Borrower on the date of such Loan and the date of the issuance of such Letter of Credit that, (i) the representations and warranties of the Borrower contained in Article VI of this Agreement and in each other Loan Document and certificate or other writing delivered to the Lenders pursuant hereto on or


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
prior to the date of such Loan or Letter of Credit are correct on and as of such date as though made on and as of such date (except for representations and warranties which relate to a specific date); and (ii) no Potential Default or Event of Default has occurred and is continuing or would result from the making of the Loan to be made on such date or the issuance of the Letter of Credit to be issued on such date.

                     (b) Legality. The making of such Loan or the issuance of such Letter of Credit shall not contravene any law, rule or regulation applicable to the Agent, the Lenders or the Letter of Credit Issuer.

                     (c) Borrowing Notice. The Agent shall have received a Notice of Borrowing pursuant to Section 2.03 hereof no later than 12:00 noon (New York City time) three Business Days prior to the date of the proposed borrowing with respect to a Eurodollar Loan or on the date of a proposed borrowing of a Reference Loan or an L/C Notice and a Letter of Credit Application pursuant to Section 3.01 hereof not later than 12:00 noon (New York City time) three Business Days prior to the proposed date of issuance of a Letter of Credit.

                     (d) Delivery of Documents. The Agent shall have received such other agreements, instruments, approvals and other documents, each in form and substance satisfactory to the Agent, as the Agent may reasonably request.

                     (e) Proceedings; Receipt of Documents. All proceedings in connection with the making of such Loan or the issuance of such Letter of Credit and the other transactions contemplated by this Agreement, and all documents incidental thereto, shall be satisfactory to the Agent and its special counsel, and the Agent and such special counsel shall have received all such information and such counterpart originals or certified or other copies of such document, in form and substance satisfactory to the Agent, as the Agent or such special counsel may reasonably request.

                     (f) Commitment. The aggregate unpaid principal amount of the Loans and the Letter of Credit Exposure shall not exceed, and giving effect to the requested Credit Extension will not exceed, the Current Commitment.

                     (g) Additional Availability. On the earlier of (i) the date on which the Lenders make the initial Loan under this Agreement or (ii) the date on which the Borrower obtains the issuance of the initial Letter of Credit under this Agreement (excluding any Existing Letters of Credit), after giving effect to all Loans made on such date, the Letters of Credit issued on such date and all Existing Letters of Credit, the Availability shall not be less than $1,000,000 and the Borrower shall deliver to the Agent a certificate of the Designated Financial Officer of the Borrower certifying that the Availability is not less than $1,000,000 and containing the calculation thereof.

                     (h) Entry of Order. On the date of any Credit Extension, the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order, as the case may be, shall have been entered by the Bankruptcy Court, and the Agent shall have received a certified copy of the same and such order shall be in full force and effect and shall not have been reversed, stayed, modified or amended.

                     (i) Final Order. With respect to any Credit Extension on or after the thirtieth day following the Entry Date, the Final Bankruptcy Court Order shall be in full force and effect and shall not have been reversed, stayed, modified or amended.

Any oral or written request by the Borrower for any Credit Extension hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in this Section 7.02, except for conditions that are subject to additional requests of the Agent (or its special counsel) or that are subject to the Agent's satisfaction with the form and substance thereof, have been satisfied as of the date of such request. Failure of the Agent to receive notice from the Borrower to the contrary before such Credit Extension is made shall constitute a further representation and warranty by the Borrower that the conditions set forth in this Section 7.02 have been satisfied as of the date of such Credit Extension.


                                  ARTICLE VIII
                              AFFIRMATIVE COVENANTS
                              ---------------------

                     So long as any principal of or interest on the Loans or the Reimbursement Obligations or any other Obligations (whether or not due) shall remain unpaid or the Lenders shall have any Revolving Credit Commitment hereunder, the Borrower will, unless the Majority Lenders shall otherwise consent in writing:

                     8.01. Reporting Requirements. Furnish to the Lenders:

                     (a) Annual Reports. As soon as practicable and in any event within 90 days after the close of each fiscal year of the Borrower, a consolidated statement of operations and cash flows of the Borrower and its Consolidated Subsidiaries for such fiscal year and a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the close of such fiscal year, and notes to each, all in reasonable detail, setting forth in comparative form the corresponding figures for the preceding fiscal year, which statements and balance sheet shall be certified by Ernst & Young, LLP or other independent certified public accountants of recognized national standing selected by the Borrower and reasonably satisfactory to the Agent. The certificate or report of such accountants shall be without exceptions or qualifications arising out of the scope of the audit with respect to such statements and balance sheet being prepared in compliance with GAAP and shall in any event contain a written statement of such accountants substantially to the effect that (i) such accountants examined such statements and balance sheet in accordance with generally accepted auditing standards and accordingly made such tests of accounting records and such other auditing procedures as such accountants considered necessary in the circumstances and (ii) in the opinion of such accountants such statements and balance sheet present fairly, in all material respects, the financial position of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the results of its operations and the changes in its financial position for such fiscal year, in conformity with GAAP applied on a basis consistent with that of the preceding fiscal year (except for changes in application in which such accountants concur). A copy of such certificate or report shall be delivered to the Agent and each Lender and signed by such independent public accountants. Each set of statements and balance sheets delivered pursuant to this Section 8.01(a) shall be accompanied by a certificate dated the date of such statements and balance sheet by the Designated Financial Officer stating in substance that he has reviewed this Agreement and that in making the examination necessary for this certification, he did not become aware of any Event of Default or Potential Default, or if he did become so aware, such certificate shall state the nature and period of existence thereof if determinable and (B) a certificate certified by the Designated Financial Officer of the Borrower stating that the Borrower has complied with the Capital Expenditures, Maintenance of Inventory and Cumulative FIFO EBITDA covenants set forth in Sections 9.11, 9.16 and 9.17, respectively, in form and substance satisfactory to the Agent.

                     (b) Quarterly Reports. As soon as practicable and in any event within 45 days after the close of each of the first three fiscal quarters of each of the Borrower's fiscal years, unaudited consolidated statements of operations and cash flows of the Borrower and its Consolidated Subsidiaries and a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the close of such fiscal quarter, all in reasonable detail setting forth in comparative form for the corresponding fiscal quarter for the preceding fiscal year, and certified by a Designated Financial Officer of the Borrower as presenting fairly, in all material respects, the financial position of the Borrower and the Consolidated Subsidiaries as of the end of such quarter and the results of its operations and the changes in its financial position for such quarter, in conformity with GAAP applied in a manner consistent except as otherwise disclosed therein with that of the most recent audited financial statements furnished to the Lenders, subject to year-end adjustments. Each set of statements and balance sheets delivered pursuant to this Section 8.01(b) shall be accompanied by a certificate of a Designated Financial Officer dated the date of such statements and balance sheet stating that he has reviewed this Agreement and that to the best of his knowledge he did not become aware of any Event of Default or Potential Default, or if he did become so aware, such certificate shall state the nature and period of existence thereof, if determinable and that the Borrower has complied with the Capital Expenditures, Maintenance of Inventory and Cumulative FIFO EBITDA covenants set forth in Sections 9.11, 9.16 and 9.17, respectively, in form and substance satisfactory to the Agent.

                     (c) Monthly Reports. As soon as practicable and in any event within thirty days after the end of each month (including the fiscal month in which this Agreement is executed), unaudited consolidated statements of operations and cash flows for the Borrower and its Consolidated Subsidiaries for such fiscal month and for the period from the beginning of such fiscal year to the end of such fiscal month, and an unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal month, all in reasonable detail, setting forth in comparative form the corresponding figures for the same periods during the preceding fiscal year (except for the balance sheet, which shall set forth in comparative form the corresponding balance sheet as of the prior fiscal year end), and accompanied by a certificate of a Designated Financial Officer of the Borrower stating that (1) such statements present fairly, in all material respects, the financial position of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal month and the results of its operations and cash flows for such fiscal month, in conformity with GAAP applied in a manner consistent except as otherwise disclosed therein with that of the most recent adjusted financial statements furnished to the Lenders, subject to year-end adjustments, (2) he has reviewed this Agreement and that to the best of his knowledge he did not become aware of any Event of Default or Potential Default, or if he did become so aware, such certificate shall state the nature and period of existence thereof, if determinable and (3) the Borrower has complied with the Capital Expenditures, Maintenance of Inventory and Cumulative FIFO EBITDA covenants set forth in Sections 9.11, 9.16 and 9.17, respectively.

                     (d) Other Monthly Reports. As soon as practicable and in any event within thirty days after the end of each fiscal month (including the fiscal month in which this Agreement is executed), the Borrower shall furnish to the Lenders a monthly inventory report and a Borrowing Base Certificate in form and substance reasonably satisfactory to the Agent and certified by a Designated Financial Officer of the Borrower, which shall be accompanied by a reconciliation from the Borrowing Base Certificate delivered by the Borrower to the Lenders pursuant to paragraph (e) of this Section 8.01.

                     (e) Weekly Reports. As soon as practicable and in any event within seven Business Days after the end of each week (including the week in which this Agreement is executed), weekly sales reports, weekly inventory report and a Borrowing Base Certificate, each in form and substance reasonably satisfactory to the Agent and certified by a Designated Financial Officer of the Borrower.

                     (f) Notice of Event of Default or Material Adverse Change. As soon as possible, and in any event within five Business Days after becoming aware of the occurrence of a Potential Default or an Event of Default or a Material Adverse Effect, the written statement of the Designated Financial Officer of the Borrower, setting forth the details of such Potential Default or Event of Default, Material Adverse Effect and the action which the Borrower proposes to take with respect thereto.

                     (g) Certain Reports. Upon the request of the Agent, copies of all consultants' reports, investment bankers' reports, accountants' management letters, business plans and similar documents.

                     (h) Other Reports and Information. Promptly upon their becoming available, a copy of (1) all reports, financial statements or other information delivered by the Borrower to its shareholders, (2) all reports, proxy statements, financial statements and other information generally distributed by the Borrower to its creditors or the financial community in general, and (3) any audit or other reports submitted to the Borrower any independent accountants in connection with any annual, interim or special audit of the Borrower.

                     (i) Pleadings, etc. Copies of all pleadings, motions, applications, financial information and other papers and documents filed by the Borrower in the Chapter 11 Case.

                     (j) Reports to Committees. Promptly after the sending thereof, copies of all written reports given by the Borrower to any official or unofficial creditors' committee in the Chapter 11 Case.


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
                     (k) Financial Plan. As soon as possible and in any event no later than (1) December 15, 2000, a revised financial plan of the Borrower containing financial projections for the fiscal year of the Borrower ending February 2, 2002 prepared by management of the Borrower, in form and substance satisfactory to the Agent, and (2) December 15, 2001, a financial plan of the Borrower containing financial projections for the fiscal year of the Borrower ending February 1, 2003 prepared by management of the Borrower in form and substance satisfactory to the Agent.

                     (l) Visitation and Verification. Permit the Agent or such professionals or other Persons as the Agent may designate (i) to examine and inspect the books and records of the Borrower and take copies and extracts therefrom at reasonable times and during normal business hours upon the reasonable request of the Agent, (ii) to verify materials, leases, notes, receivables, deposit accounts and other assets of the Borrower from time to time, and (iii) to conduct a physical Inventory count and/or valuation at the distribution center and retail stores of the Borrower, provided that the Borrower shall cause to be conducted at least one physical Inventory count in the twelve-month periods commencing on each of (A) the Entry Date and (B) the first anniversary of the Entry Date, and shall promptly after it becomes available provide to the Lenders a copy of the written results of such physical Inventory count. In addition to the physical Inventory count referred to in the preceding sentence, the Borrower shall not be obligated to pay for more than one such additional count and/or valuation in such twelve-month periods, provided, however, that (x) any such additional count and/or valuation shall be conducted upon the reasonable request of the Agent (y) shall be based upon a representative random sample of the physical Inventory and (z) the limitation contained in this sentence shall not apply after the occurrence of an Event of Default.

                     (m) ERISA Statements. (1) As soon as possible and in any event (A) no later than the latest date specified in Section 4043 of ERISA and the regulations thereunder for the Borrower or any of its ERISA Affiliates to notify the PBGC that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Benefit Plan has occurred or is about to occur, and (B) within 10 days after the Borrower or any of its ERISA Affiliates knows or has reason to know that any other Termination Event with respect to any Benefit Plan has occurred, or that the Borrower or any of its ERISA Affiliates has failed to make a required installment to a Benefit Plan within the meaning of Section 412(m) of the Code, a statement of the Designated Financial Officer of the Borrower describing such Termination Event and the action, if any, which the Borrower or such ERISA Affiliate proposes to take with respect thereto, (2) promptly and in any event within five Business Days after receipt thereof by the Borrower or any of its ERISA Affiliates from the PBGC, copies of each notice received by the Borrower or any of its ERISA Affiliates of the PBGC's intention to terminate any Benefit Plan or to have a trustee appointed to administer any Benefit Plan, (3) promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Benefit Plan and Multiemployer Plan, (4) promptly and in any event within five Business Days after receipt thereof by the Borrower or any of its ERISA Affiliates from a sponsor of a Multiemployer Plan or from the PBGC, a copy of each notice received by the Borrower or any of its ERISA Affiliates concerning the imposition or amount of withdrawal liability under Section 4202 of ERISA or indicating that such Multiemployer Plan may enter reorganization status under Section 4241 of ERISA, and (5) promptly and in any event within 10 days after the Borrower or any ERISA Affiliate takes action to establish a Plan,


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
a statement of the Designated Financial Officer of the Borrower describing such employee benefit plan and a copy of such employee benefit plan. (n) Promptly after, and in any event within 10 days after, an officer of the Borrower learns of any of the following, notice thereof:

                     (i) the receipt by the Borrower or any of its Subsidiaries of notification that any real or personal property of the Borrower or such Subsidiary is subject to any Environmental Lien;

                     (ii) notice of violation of any Environmental Law and notice of the commencement of any judicial or administrative proceeding or investigation alleging a violation by the Borrower or any of its Subsidiaries of any Environmental Law;

                     (iii) notice that Borrower or any Subsidiary is or may be a potentially responsible person or otherwise liable in connection with any waste disposal site allegedly containing any Hazardous Materials, or other location used for the disposal of any Hazardous Materials; or

                     (iv) notice from any Governmental Authority or any third party that the Borrower or any Subsidiary may be required to undertake Remedial Action.

                     (o) Promptly after the commencement thereof but in any event not later than five Business Days after service of process with respect thereto on, or the obtaining of knowledge thereof by, the Borrower or any of its Subsidiaries, notice of each action, suit or proceeding involving the Borrower or any of its Subsidiaries before any court or other Governmental Authority or other regulatory body or any arbitrator which could have a Material Adverse Effect.

                     (p) Promptly after submission to any Governmental Authority all documents and information furnished to such Governmental Authority in connection with any investigation of the Borrower or any of its Subsidiaries other than routine inquiries by such Governmental Authority.

                     (q) Promptly upon request, such other information concerning the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as the Agent or any Lender from time to time may reasonably request.

                     (r) Further Information. Such other information and in such form as the Agent may reasonably request.

                     8.02. Preservation of Existence and Franchises. Subject to
Section 9.07(b) hereof, maintain and preserve, and cause each of its Subsidiaries to maintain and preserve (which may be by virtue of the stay imposed in the Chapter 11 Case) its corporate existence, as the case may be, rights and franchise in full force and effect in its jurisdiction of incorporation. The Borrower shall qualify and remain qualified (which may be by


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
virtue of the stay imposed in the Chapter 11 Case) as a foreign corporation in each jurisdiction in which failure to qualify would have a Material Adverse Effect.

                     8.03. Keeping of Records and Books of Account. Keep, and cause each of its Subsidiaries to keep, adequate records and books of account, with complete entries made in accordance with generally accepted accounting principles consistently applied.

                     8.04. [INTENTIONALLY OMITTED]

                     8.05. Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, with responsible and reputable insurance companies or associations insurance (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to their properties (including all real properties leased or owned by them) and business, in such amounts and covering such risks, as is required by any Governmental Authority or other regulatory body having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event in amount, adequacy and scope reasonably satisfactory to the Agent. All policies covering the Collateral not subject to any Mortgage are to be made payable to the Agent, in case of loss, under a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Agent may require to fully protect the Agent's interest in the Collateral and to any payments to be made under such policies. All original policies or true copies thereof are to be delivered to the Agent, premium prepaid, with the loss payable and additional insured endorsement in the Agent's favor, and shall provide for not less than thirty (30) days prior written notice to the Agent of the exercise of any right of cancellation. At the Borrower's request, or if the Borrower fails to maintain such insurance, the Agent may arrange for such insurance, but at the Borrower's expense and without any responsibility on the Agent's part for: obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence of an Event of Default, the Agent shall have the sole right, in the name of the Agent and the Borrower, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies. The provisions of this Section 8.05 are subject to any provisions in the Mortgages which may impose additional or greater obligations on the Borrower.

                     8.06. Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of their properties (including all real properties leased or owned by them) which are necessary or useful in the proper conduct of their business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all Leases to which each of them is a party as lessee or under which each of them occupies property, so as to prevent any loss or forfeiture thereof or thereunder. The provisions of this Section 8.06 are subject to any provisions in the Mortgages which may impose additional or greater obligations on the Borrower.

                     8.07. Environmental Indemnity. (a) Comply, and cause each of its Subsidiaries to comply, with all Environmental Laws and provide to the Agent all documentation in connection with such compliance that the Agent may reasonably request; and not cause or permit the Collateral or any property or facility owned, leased, operated or controlled by the Borrower or any of its Subsidiaries to be used for any activities involving, directly or indirectly, the use, generation, treatment, storage, release or disposal of any Hazardous Materials in violation of Environmental Law or in a manner that could result in Environmental Liabilities and Costs; and take all necessary steps to initiate and expeditiously complete all Remedial Action to eliminate any such Environmental Liabilities and Costs. In the event the Borrower fails to comply with the covenants in the preceding sentence, the Agent may, in addition to any other applicable remedies set forth herein, at Borrower's sole cost and expense, cause any Remedial Action to be taken, and the Borrower shall provide to the Agent access to the Mortgaged Property for such purpose. Any costs or expenses incurred by the Agent for such purpose shall be immediately due and payable by the Borrower and shall bear interest at the rate determined pursuant to Section 2.08(d) herein.

                     (b) The Agent shall have the right at any time that any Obligations are outstanding, at the sole cost and expense of the Borrower, to conduct an environmental audit of the Mortgaged Property by such persons or firms appointed by the Agent, and the Borrower shall cooperate in all respects in the conduct of such environmental audit, including, without limitation, by providing access to the Mortgaged Property and to all records relating thereto. To the extent that any such environmental audit identifies conditions which violate, or could be expected to give rise to liabilities or obligations under, Environmental Laws, the Borrower agrees to expeditiously conduct all Remedial Action necessary to eliminate such conditions.

                     (c) On behalf of the Borrower and its Subsidiaries, the Borrower hereby agrees to defend, indemnify, and hold harmless the Agent, the Lenders and the Letter of Credit Issuer, their employees, agents, officers, and directors, from and against any Environmental Liabilities and Costs, including, without limitation, those arising out of (i) any Release or threatened Release on any property presently or formerly owned, leased, operated or controlled by the Borrower (or any of its Subsidiaries or their predecessors in interest or title) or at any disposal facility which received Hazardous Materials generated by Borrower or any of its Subsidiaries (or their predecessors in interest or title); (ii) any violation of Environmental Laws; (iii) any Environmental Actions; (iv) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to exposure to Hazardous Materials used, handled, generated, transported or disposed of by the Borrower (or any predecessor in interest or title); and/or (v) the breach of any representation or warranty made by the Borrower in Section 6.24 hereof or the breach of any covenant made by the Borrower in this Section 8.07, provided that the Borrower shall not have any liability under this Section 8.07 with respect to any Environmental Liabilities and Costs finally determined by a court of competent jurisdiction to have been directly caused by the gross negligence or willful misconduct of the Agent, the Letter of Credit Issuer or their employees, agents, officers or directors. This Environmental Indemnity shall survive the repayment of the Obligations and discharge or release of any security interest granted under the Loan Documents.

                     8.08. Financial Accounting Practices, Etc. (a) Make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of the Borrower and its Subsidiary and maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary (A) to permit preparation of financial statements in conformity with GAAP and (B) to maintain accountability for assets, and (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                     (b) Maintain a system of internal procedures and controls sufficient to provide reasonable assurance that the information required to be set forth in each Borrowing Base Certificate (including, without limitation, information relating to the identification of assets which are Eligible Inventory as provided herein and the valuation thereof) is accurate in all material respects.

                     8.09. Compliance with Laws. Comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders (including, without limitation, compliance in respect of their businesses, or use, maintenance or operation of real and personal properties owned or leased by them), such compliance to include, without limitation, (i) paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties, and (ii) paying all lawful claims which if unpaid might become a Lien or charge upon any of its properties, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves in accordance with GAAP have been set aside for the payment thereof. The provisions of this Section 8.09 are subject to any provisions in the Mortgages which may impose additional or greater obligations on the Borrower and its Subsidiaries.

                     8.10. Further Assurances. Promptly do, execute, acknowledge, deliver, record, file, register and perform any and all such further acts, deeds, conveyances, estoppel certificates, assurances and other instruments as the Agent may reasonably request from time to time in order (a) to carry out more effectively the purposes of this Agreement or any other Related Document, (b) to subject to valid and perfected first priority lien on all Collateral (subject, as to priority, to Carve-Out Expenses having a priority over the Obligations to the extent set forth in the definition of Agreed Administrative Expense Priorities), (c) to perfect and maintain the validity, effectiveness and priority of any of the Related Documents and the Lien intended to be created thereby, and (d) to better assure, convey, grant, assign, transfer, preserve, protect and confirm unto the Agent the rights granted or now or hereafter intended to be granted to the Agent under any Related Document. The assurances contemplated by this Section 8.10 shall be given under applicable nonbankruptcy Law as well as the Bankruptcy Code, it being the intention of the parties that the Agent may request assurances under applicable nonbankruptcy Law, and such request shall be complied with (if otherwise made in good faith by the Agent) whether or not the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order, as the case may be, is in force and whether or not


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dismissal of the Chapter 11 Case or any other action by the Bankruptcy Court is imminent, likely or threatened.

                     8.11. Cash Management System. (a) The Borrower agrees and covenants to (i) cause all cash and all proceeds from accounts receivable and the sale of Inventory to be deposited into the Depository Accounts in the ordinary course of business of the Borrower consistent with past practice, (ii) cause all remittances on credit card sales to be transferred into the Cash Concentration Account or a Depository Account on a daily basis, (iii) cause all funds in the Depository Accounts to be transferred into the Cash Concentration Account at least three (3) times per week, (iv) take all such actions as the Agent deems necessary or advisable to send all cash, all proceeds from the sale of Inventory, all remittances or other proceeds of Collateral to the Cash Concentration Account, (v) as soon as possible and in no event later than thirty
(30) days following the Entry Date, the Borrower shall enter into a Depository Account Agreement substantially in the form of Exhibit B hereto with respect to each Depository Bank listed on Schedule 6.30, and (vi) take such actions as the Agent deems necessary or advisable to grant to the Agent dominion and control over the funds in the Cash Concentration Account. With respect to the Cash Concentration Account, as soon a possible and in no event later than thirty (30) days following the Entry Date, the Borrower shall deliver to the Agent an agreement, duly executed by the Borrower and the Cash Concentration Account Bank substantially in the form of Exhibit E hereto (the "Restricted Account Agreement"), authorizing and directing the Cash Concentration Account Bank to remit all amounts deposited in the Cash Concentration Account to the Agent or as the Agent may direct, subject to this Section 8.11. After the occurrence and during the continuance of an Event of Default, the Agent may instruct the Cash Concentration Account Bank to send by wire transfer all amounts deposited in the Cash Concentration Account to the Agent Account or as the Agent shall direct. In the absence of an Event of Default, the Agent shall direct the Cash Concentration Account Bank to make all cash in the Cash Concentration Account available to the Borrower for general corporate purposes in accordance with
Section 2.09. The Borrower shall promptly, and in any event not later than five
(5) days after the opening of any such new account, notify the Agent in writing of the creation of any new Depository Account and shall at the time of such notice cause each Depository Bank maintaining a Depository Account to promptly, and in any event within thirty (30) days after the date of such notice, enter into a Depository Account Agreement. If the Borrower is unable to obtain a Depository Account Agreement from any financial institution that receives remittances or other proceeds of sales of Inventory within such thirty (30) day period, the Borrower shall promptly thereafter terminate such accounts and establish new accounts at a financial institution that will enter into a Depository Account Agreement.

                     (b) As soon as practicable and in any event within thirty
(30) days of the Entry Date, the Borrower shall use its best efforts (but not requiring any payment to be made by the Borrower) to deliver to the Agent a credit card bank depository account agreement, substantially in the form of
Exhibit I hereto, duly executed by the Borrower and each of Discover Card Services Inc. and National Bancard Corporation. The Borrower shall promptly, and in any event not later than five (5) days after the establishment of any new credit card relationship, notify the Agent in writing of the creation of such new relationship and shall use its best efforts (but not requiring any payment to be made by the Borrower) to deliver to the Agent a credit card bank


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
depository account agreement, substantially in the form of Exhibit I hereto, duly executed by the Borrower and such new credit card servicer.

                     (c) Upon receipt by the Borrower of collections of cash and any proceeds of the sale of the sale of Inventory, the Borrower shall immediately deposit all such payments into the Cash Concentration Account or any Depository Account. The Borrower shall cause all funds in the Depository Accounts and all remittances or other proceeds of credit card sales to be promptly transferred from the financial institution that receives such remittances or other proceeds or from the Depository Accounts to the Cash Concentration Account.

                     (d) Notwithstanding anything contained in this Section 8.11, and in lieu of establishing a new or separate cash management system, the cash management system existing pursuant to the Pre-Petition Loan Documents shall continue to be maintained for the benefit of the Agent and the Lenders to the extent consistent with the terms and provisions of this Section 8.11.

                     8.12. Taxes. The Borrower shall pay and discharge, to the extent consistent with the rights and obligations of the Borrower as a debtor-in-possession under the Bankruptcy Code, all post-petition taxes, assessments and governmental charges upon it, its income and its properties, which arise from or relate to operations of the Borrower or other events occurring after the Filing Date, prior to the date on which penalties are attached thereto, unless and to the extent only that (a) such taxes, assessments and governmental charges shall be contested in good faith and by appropriate proceedings by the Borrower and (b) adequate reserves are maintained by the Borrower with respect thereto.

                     8.13. Borrowing Base. Maintain all Loans and Letters of Credit in compliance with the then-current Borrowing Base.

                     8.14. Change in Collateral; Collateral Records. Give the Agent not less than thirty days' prior written notice of any change in the location of any Collateral, other than to locations, that as of the date hereof, are known to the Agent and at which the Agent has filed financing statements and otherwise fully perfected its Liens thereon. The Borrower shall also advise the Agent promptly, in sufficient detail, of any material adverse change relating to the type, quantity or quality of the Collateral or the security interests granted therein. The Borrower agrees to execute and deliver to the Agent for the benefit of the Agent from time to time, solely for the Agent's convenience in maintaining a record of the Collateral, such written statements and schedules as the Agent may reasonably require, designating, identifying or describing the Collateral. The Borrower's failure, however, to promptly give the Agent such statements or schedules shall not affect, diminish, modify or otherwise limit the Agent's security interest in the Collateral.

                     8.15. Leases. Upon the request of the Agent, provide the Agent with a copy of each Lease to which the Borrower or any of its Subsidiaries is a party, whether as lessor or lessee. The Borrower shall, and shall cause each of its Subsidiaries to, (i) comply in all material aspects with all of their respective obligations under Leases; (ii) not modify, amend, extend or otherwise change any of the terms, covenants or conditions of any such Leases if such modification, amendment, extension or other change could have a Material Adverse Effect; (iii) upon the request of the Agent, provide the Agent with a


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
copy of each notice of default under any Lease received by the Borrower or such Subsidiary immediately upon receipt thereof and deliver to the Agent a copy of each notice of default sent by the Borrower or such Subsidiary under any Lease simultaneously with its delivery of such notice under such Lease; (iv) notify the Agent, not later than 60 days prior to the last date on which the Borrower or any of its Subsidiaries may exercise any renewal or extension option granted to the Borrower or such Subsidiary under any Lease, that the Borrower or such Subsidiary has exercised its right to renew or extend such Lease or not to renew or extend any such Lease, and, if the Borrower or such Subsidiary intends to renew such Lease, the terms and conditions of such renewal; and (v) notify the Agent at least 14 days prior to the date the Borrower or such Subsidiary becomes liable under any new Lease.

                     8.16. New Real Estate. If at any time the Borrower or any of its Subsidiaries acquires any fee interest in real property not covered by a Mortgage, the Borrower or such Subsidiary shall promptly execute, deliver and record or cause such Subsidiary to execute, deliver and record, a first priority mortgage (subject only to such Liens as may already constitute a Lien against such real estate prior to the time the Borrower or such Subsidiary acquires such real estate and not in contemplation of such acquisition) in favor the Agent covering such real property interest, in form and substance satisfactory to the Agent, and provide the Agent with (i) a title insurance policy covering such real property interest in an amount equal to the purchase price thereof, (ii) a current ALTA survey thereof, (iii) a surveyor's certificate, (iv) the documents referred to in Section 7.01(d) hereof with respect to such real property interest and (v) acknowledgment copies of appropriate financing statements on Form UCC-1, duly executed by the Borrower and duly filed in such office or offices as may be necessary or, in the opinion of the Agent, desirable to perfect the security interests purported to be created and evidence that all necessary filing fees and taxes or other expenses related to such filings have been paid in full each in form and substance satisfactory to the Agent.

                     8.17. Subsidiaries. If a Person shall become a Subsidiary of the Borrower, the Borrower shall (i) notify the Agent promptly after such Person becomes a Subsidiary of the Borrower, (ii) promptly, and in any event within ten (10) Business Days of such Person becoming a Subsidiary, execute and deliver to the Agent a pledge agreement, appropriately completed, providing that all of the outstanding shares of capital stock of such Subsidiary shall be pledged to the Agent as collateral security for the Obligations, and deliver to the Agent the certificate(s) representing such capital stock, together with instruments of assignment and transfer in such form as the Agent may request,
(iii) promptly, and in any event within ten (10) Business Days of such Person becoming a Subsidiary, cause such Subsidiary to execute and deliver a Subsidiary Guaranty in respect of the Obligations and to deliver proof of corporate action, incumbency of officers, opinions of counsel and other documents as the Agent may reasonably request, and (iv) promptly, and in any event within ten (10) Business Days of such Person becoming a Subsidiary, cause such Subsidiary to make such representations and warranties to the Lenders and undertake such obligations as the Agent may reasonably request. Except as permitted by the Related Documents, the Borrower shall not sell, transfer or otherwise dispose of any shares of stock in any of its Subsidiaries, nor permit any of its Subsidiaries to issue any shares of stock of any class whatsoever to any Person (other than to the Borrower). In the event that any such additional shares of stock shall be issued by any Subsidiary, the Borrower agrees forthwith to deliver or cause to be delivered to the Agent pursuant to a pledge agreement the certificates evidencing such shares of stock, accompanied by instruments of assignment and transfer in such form as the Agent may request and shall take such other action as the Agent shall request to perfect the security interest created therein pursuant to a pledge agreement.

                     8.18. Sales Tax Escrow Account. The Borrower shall maintain a separate bank account in its name, but styled "for the benefit of sales taxing authorities," and shall maintain an amount of cash in this account equal to an estimate, updated weekly in a manner acceptable to the Agent, of the Borrower's accrued sales tax obligations.


                                   ARTICLE IX
                               NEGATIVE COVENANTS
                               ------------------

                     So long as any principal of or interest on the Loans or the Reimbursement Obligations or any Obligations (whether or not due) shall remain unpaid or any Lender shall have any Revolving Credit Commitment hereunder, the Borrower will not, without the prior written consent of the Majority Lenders:

                     9.01. Interim Bankruptcy Court Order; Final Bankruptcy Court Order; Administrative Priority; Lien Priority; Payment of Claims.

                     (a) Seek, consent to or suffer to exist, or permit any of its Subsidiaries to seek, consent to or suffer to exist, any modification, stay, vacation or amendment of the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order except for modifications and amendments agreed to by the Agent.

                     (b) Suffer to exist, or permit any of its Subsidiaries to suffer to exist, a priority for any administrative expense or unsecured claim (including, without limitation, any reclamation claim) against the Borrower (now existing or hereafter arising of any kind or nature whatsoever, including without limitation any administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code) equal or superior to the priority of the Agent in respect of the Obligations, except for the Carve-Out Expenses having priority over the Obligations to the extent set forth in the definition of Agreed Administrative Expense Priorities.

                     (c) Prior to the date on which the Obligations have been paid in full in cash and the Revolving Credit Commitment has been terminated, the Borrower shall not pay any administrative expense claims except (i) Priority Professional Expenses and amounts payable pursuant to 28 U.S.C. ss. 1930(a)(6) and (ii) other administrative expense claims incurred in the ordinary course of the business of the Borrower, in each case to the extent and having the order of priority set forth in the Agreed Administrative Expense Priorities.

                     9.02. Liens. Create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Lien upon or with respect to any of their properties, rights or other assets, whether now owned or hereafter acquired, or assign or otherwise transfer, or permit any of its Subsidiaries to


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
assign or otherwise transfer, any right to receive income, other than the following ("Permitted Liens"):

                     (a) Liens created pursuant to the Loan Documents:

                     (b) Liens existing on the Filing Date, as set forth in
Schedule 9.02 hereto, but not the extension of coverage thereof to the other property or the extension of maturity, refinancing or other modification of the terms thereof or of the Indebtedness secured thereby;

                     (c) Liens for taxes, assessments or governmental charges or levies to the extent that the payment thereof shall not be required by Section
8.09 hereof and/or any of the Mortgages;

                     (d) Liens created by operation of law other than Environmental Liens, such as materialmen's liens, mechanics' liens and other similar liens, including landlord's liens, arising in the ordinary course of business which secure amounts not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

                     (e) deposits, pledges or liens (other than liens arising under ERISA) securing (1) obligations incurred in respect of workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, (2) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations, or (3) obligations on surety or appeal bonds, but only to the extent such deposits, pledges or liens are incurred or otherwise arise in the ordinary course of business and secure obligations which are not past due;

                     (f) restrictions on the use of real property and minor irregularities in the title thereto which do not (1) secure obligations for the payment of money or (2) materially impair the value of such property or its use by the Borrower or any of its Subsidiaries in the normal conduct of such Person's business;

                     (g) Liens on property to be used by the Borrower in the ordinary course of its business, securing payment of all or part of the purchase price thereof, and Liens with respect to equipment leases which equipment is used by the Borrower in the ordinary course of its business, provided that the aggregate amount of Indebtedness at any one time outstanding incurred after the Filing Date and secured by such Liens shall not exceed $3,000,000, and further provided that such Liens are confined solely to the property so purchased, leased, improvements thereto and proceeds thereof;

                     (h) Liens securing Capitalized Leases permitted by Sections
9.10 and 9.11; and

                     (i) to the extent the same constitutes Liens, the interest of the consigner in Inventory held by the Borrower on consignment.

                     9.03. Indebtedness. Create, incur or suffer to exist, or permit any of its Subsidiaries to create, incur or suffer to exist, any Indebtedness, other than:


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
                     (a) Indebtedness created hereunder or under the Notes or any Letter of Credit;

                     (b) Indebtedness existing on the date hereof, as set forth in Schedule 9.03 hereto, but not the extension of maturity, refinancing or other modification of the terms thereof;

                     (c) Indebtedness of the Borrower which is fully subordinated to the payment of the Obligations on terms fully approved in writing by the Majority Lenders in their sole and absolute discretion, provided that such Indebtedness is not secured;

                     (d) Indebtedness for Capitalized Leases permitted by Sections 9.10 and 9.11 of this Agreement;

                     (e) Indebtedness secured by Liens or security interests permitted by 9.02(g);

                     (f) accounts payable and accrued expenses arising out of transactions (other than borrowings) in the ordinary course of business; and

                     (g) Indebtedness contemplated by the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order.

                     9.04. Guarantees, Etc. Become liable under any Guarantee in connection with any Indebtedness of any other Person, other than:

                     (a) guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business; and

                     (b) guaranties existing on the Filing Date, as set forth in
Schedule 9.04 hereto, but not any renewal or other modification thereof.

                     9.05. Loans, Advances and Investments, Etc. Make, or permit any of its Subsidiaries to make, any loan or advance to any Person or purchase or otherwise acquire, or permit any of its Subsidiaries to purchase or otherwise acquire, any capital stock, properties, assets or obligations of, or any interest in, any Person, other than advances to employees not exceeding $100,000 at any time outstanding. By way of illustration, and without limitation of the foregoing, it is understood that the Borrower will be deemed to have made an advance to a Person: (x) to the extent that the Borrower performs any service for such Person (including but not limited to management services), or transfers any property to such Person, and is not reimbursed for such service or property and (y) to the extent that the Borrower pays any obligation on behalf of such Person. The amount of such advance shall be deemed to be the fair value of the services so performed or property so transferred (in the case of clause (x)) or the amount so paid by the Borrower (in the case of clause (y)).

                     The following are excepted from the operation of this
Section 9.05.


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
                     (a) Permitted Investments; and

                     (b) investments, loans or advances by the Borrower to its Subsidiaries, provided that (1) any such Subsidiary has executed and delivered to the Agent a Subsidiary Guaranty and all of the other conditions of Section
8.17 have otherwise been satisfied with respect to such Subsidiary, (2) the aggregate amount of such investments, loans, or advances to all Subsidiaries (other than Westview Advertising) shall not exceed $100,000 and (3) the aggregate amount of such investments, loans, or advances to Westview Advertising shall not exceed $4,000,000 during any 12-month period.

                     9.06. Dividends, Prepayments, Etc. Declare or pay any dividends, purchase or otherwise acquire for value any of its capital stock now or hereafter outstanding, return any capital to its stockholders as such, or make any other payment or distribution of assets to its stockholders as such, or permit any of its Subsidiaries to do any of the foregoing or to purchase or otherwise acquire for value any stock of the Borrower or make any payment or prepayment of principal of, premium, if any, or interest on, or redeem, defease or otherwise retire, any other Indebtedness of the Borrower before its scheduled due date..

                     9.07. Merger, Consolidation, Sale of Assets, Etc. (a) Merge or consolidate with any Person, or permit any of its Subsidiaries to merge or consolidate with any Person; provided, however, that any Subsidiary of the Borrower may be merged into the Borrower or another such Subsidiary, or may consolidate with another such Subsidiary, so long as (i) no other provision of this Agreement would be violated thereby, and (ii) the Borrower gives the Agent at least 30 days' prior written notice of such merger or consolidation.

                     (b) Sell, assign, lease or otherwise transfer or dispose of, or permit any of its Subsidiaries to sell, assign, lease or otherwise transfer or dispose of, whether in one transaction or in a series of related transactions, any of its properties, rights or other assets whether now owned or hereafter acquired to any Person, provided that (i) the Borrower may sell Inventory in the ordinary course of business, (ii) the Borrower and its Subsidiaries may dispose of obsolete, worn-out property or excess inventory in the ordinary course of business, (iii) the Borrower may sell or discount without recourse its accounts receivable only in connection with the compromise thereof or the assignment of past due accounts receivable for collection, (iv) the Borrower may sell Inventory and other assets for fair market value, for cash, in connection with the closing of the retail stores set forth on Schedule 9.07(b),
(v) the Borrower, with the prior written consent of the Agent, may sell Inventory and other assets for fair market value, for cash, in connection with store closings in the ordinary course of business and as commercially reasonable as part of the Chapter 11 Case, and (vi) the Borrower may sell or otherwise dispose of assets, other than Inventory, for fair market value, for cash, provided that the Net Proceeds of such dispositions do not exceed $250,000 in the aggregate.

                     9.08. Transactions With Affiliates. Enter into or be a party to, or permit any of its Subsidiaries to enter into or be a party to, any transaction with any Affiliate of the Borrower except as otherwise provided herein or in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business for fair consideration and on terms no less favorable to the Borrower or such Subsidiary as are available from unaffiliated third parties, provided that the amount of such normal and customary operating expenses shall not exceed $100,000.

                     9.09. Continuation of or Change in Business. Make, or permit any of its Subsidiaries to make, any change in the nature of its business as carried on at the date hereof.

                     9.10 Lease Obligations. Create, incur or suffer to exist, or permit any of its Subsidiaries to create, incur or suffer to exist, any obligations as lessee (i) for the payment of rent for any real or personal property in connection with any sale and leaseback transaction, or (ii) for the payment of rent for any real or personal property under leases or agreements to lease other than aggregate obligations under Capitalized Leases and Operating Lease Obligations which would not cause the aggregate amount of all obligations under Capitalized Leases and Operating Lease Obligations entered into after the date hereof owing by the Borrower and its Subsidiaries in any 12-month period to exceed $4,000,000.

                     9.11. Capital Expenditures. Make or be committed to make, or permit any of its Subsidiaries to make or be committed to make, any expenditure (by purchase or capitalized lease) for fixed or capital assets other than expenditures (including obligations under Capitalized Leases) which would not cause the aggregate amount of all such expenditures to exceed (i) $7,200,000 for the fiscal year of the Borrower ending February 3, 2001, (ii) $3,000,000 for the fiscal year of the Borrower ending February 2, 2002, or (iii) $2,000,000 for the period beginning on February 3, 2002 and ending on November 2, 2002.


                     9.12. Markup and Markdown Policies. Engage in policies or procedures with respect to markups or markdowns of Inventory which policies and procedures, including the timing, amount and implementation of such markups and markdowns, are inconsistent in any material respect with the past practices of the Borrower absent the prior written consent of the Agent.

                     9.13. Federal Reserve Regulations. Permit any Loan or the proceeds of any Loan under this Agreement to be used for any purpose which violates or is inconsistent with the provisions of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

                     9.14. Environmental. Dispose, and shall not permit any Subsidiary to dispose, of any Hazardous Material by placing it in or on the ground or waters of any property owned, leases, operated or controlled by the Borrower or such Subsidiary.

                     9.15. ERISA. (a) Engage in any prohibited transaction described in Section 406 of ERISA or 4975 of the Code for which a statutory or class exemption is not available or a private exemption has not previously been obtained from the Department of Labor;

                     (b) permit, or permit any ERISA Affiliate to permit, any enforceable Lien from arising under Section 412(n) of the Code.


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
                     (c) amend or permit any ERISA Affiliate to amend any Benefit Plan in a manner that would require security under Section 307 of ERISA; or

                     (d) request or permit any ERISA Affiliate to request a waiver of the minimum funding requirements under Section 412 of the Code in respect of any Benefit Plan.

                     (e) adopt any Plan or any amendment to a Plan the effect of which is to materially increase the "current liability" under the Plan as defined in Section 302(d)(7) of ERISA.

                     9.16. Maintenance of Inventory. The Borrower shall not permit the aggregate amount of its Inventory (valued at Book Value) at the end of each fiscal quarter ending on the dates set forth below to be more than the amounts specified opposite each such fiscal quarter set forth below:

           Fiscal Quarter                             Maximum Amount
           --------------                             --------------
           October 28, 2000                           $65,000,000
           February 3, 2001                            65,000,000
           May 5, 2001                                 65,000,000
           August 4, 2001                              65,000,000
           November 3, 2001                            65,000,000
           February 2, 2002                            65,000,000
           May 4, 2002                                 65,000,000
           August 3, 2002                              65,000,000
           November 2, 2002                            65,000,000


                     9.17. Cumulative FIFO EBITDA. (i) Permit Cumulative FIFO EBITDA for any fiscal quarter (calculated on a rolling twelve (12) month basis) of the Borrower ending on the dates set forth below to be less than the amount specified opposite each such fiscal quarter.




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
            Fiscal Quarter                                 Amount
            --------------                                 ------
            October 28, 2000                             $(10,900,000)
            February 3, 2001                              (13,900,000)
            May 5, 2001                                   (13,200,000)
            August 4, 2001                                (10,000,000)
            November 3, 2001                             (  4,000,000)
            February 2, 2002                                1,250,000
            May 4, 2002                                     2,000,000
            August 3, 2002                                  2,250,000
            November 2, 2002                                2,500,000

                     The Lenders and the Borrower acknowledge that when and if any or all of the retail stores set forth on Schedule 9.07(b) are closed, the Borrower and the Lenders will discuss whether any adjustments to the amounts set forth above are necessitated as a result of such closures. (1)

                     9.18. Payments. The Borrower shall not make any payment of principal or interest or otherwise on account of any Indebtedness (including, without limitation, any payment in respect of any reclamation claim) or trade payable incurred prior to the Filing Date, provided that such payments may be made: (i) to the holders of, or in respect of, wage, salary, commission, employee benefit obligations and workers' compensation claims (including expense reimbursements) which arose prior to the Filing Date; (ii) to landlords in connection with the assumption of unexpired leases under Section 365 of the Bankruptcy Code in an aggregate amount not to exceed $2,000,000; (iii) to other lessors and non-debtor parties to executory contracts in connection with the assumption of such leases and contracts under Section 365 of the Bankruptcy Code; (iv) to holders of secured Indebtedness of the Borrower (other than secured Indebtedness owing to the Agent or the Lenders) in such amounts as are determined by the Bankruptcy Court, not to exceed the amounts set forth in


-----------------------

(1) Pursuant to the Final Order of the United States Bankruptcy Court for the District of Delaware dated December 6, 2000, Section 9.17 was amended in its entirety to read as follows:

                     "9.17. Cumulative FIFO EBITDA. (i) Permit Cumulative FIFO EBITDA for any fiscal quarter (calculated on a rolling twelve (12) month basis) of the Borrower ending on the dates set forth below to be less than the amount specified opposite each such fiscal quarter.

                   Fiscal Quarter                          Amount
                   --------------                          ------
                   February 3, 2001                      $(16,000,000)
                   May 5, 2001                            (17,500,000)
                   August 4, 2001                         (14,000,000)
                   November 3, 2001                      (  9,000,000)
                   February 2, 2002                       ( 2,000,000)
                   May 4, 2002                              2,000,000
                   August 3, 2002                           2,250,000
                   November 2, 2002                         2,500,000


                     The Lenders and the Borrower acknowledge that when and if any or all of the retail stores set forth on Schedule 9.07(b) are closed, the Borrower and the Lenders will discuss whether any adjustments to the amounts set forth above are necessitated as a result of such closures."


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
Schedule 9.18 hereto; and (v) to other Persons in an aggregate amount not to exceed $500,000, in each case after prior written notice of such payment has been given by the Borrower to the Agent and subject to approval of the Bankruptcy Court. Nothing contained in this Section 9.18 shall prevent the Borrower from effecting the payment of or otherwise issuing goods or refunds in connection with payroll taxes, trust fund taxes, sales taxes, gift certificates, layaways, exchanges of goods and cash refunds to customers.


                                    ARTICLE X
                                    DEFAULTS
                                    --------

                     10.01. Events of Default. An Event of Default shall mean the occurrence or existence of one or more of the following events or conditions (whatever the reason for such Event of Default and whether voluntary, involuntary or effected by operation of Law):

                     (a) The Borrower shall fail to make any payment of principal under this Agreement or any Loan or any Reimbursement Obligation when due; or the Borrower shall fail to pay when due any other amount payable under this Agreement or any other Related Document (including but not limited to the making of deposits in the Depository Accounts, the Cash Concentration Account or the Letter of Credit Cash Collateral Account), including any interest or fee due hereunder or under the Fee Letter or any other Related Document and such failure shall continue unremedied for more than five Business Days; or

                     (b) Any representation or warranty made by the Borrower under this Agreement or any other Related Document or any statement made by the Borrower in any financial statement, certificate, report, or document furnished to the Agent or the Lenders pursuant to or in connection with this Agreement or any other Related Document, shall prove to have been false or misleading in any material respect as of the time when made (including by omission of information necessary to make such representation, warranty or statement, in light of the circumstances under which it was made, not misleading); or

                     (c) The Borrower shall default in the performance or observance of any covenant contained in Sections 8.02, 8.05, 8.07, 8.11, 8.13, 8.14, 8.17 or 8.18 or Article IX hereof; or

                     (d) The Borrower shall default in the performance or observance of (i) the covenants contained in Section 8.01 and such default shall have continued unremedied for a period of five days, or (ii) any other covenant, agreement or duty under this Agreement or any other Related Document (to the extent not otherwise set forth in this Section 10.01) and such default shall have continued unremedied for a period of 20 days; or

                     (e) An order with respect to the Chapter 11 Case shall be entered by the Bankruptcy Court, or the Borrower shall file an application for an order with respect to the Chapter 11 Case, (i) appointing a trustee under
Section 1104, or (ii) appointing an examiner with enlarged powers (beyond those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code) relating to the operation of the business under Section 1106(b) of the Bankruptcy Code; or


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
                     (f) An order with respect to the Chapter 11 Case shall be entered by the Bankruptcy Court converting such chapter 11 case to a chapter 7 case; or

                     (g) An order shall be entered by the Bankruptcy Court confirming a plan of reorganization in the Chapter 11 Case which does not contain a provision for termination of the Revolving Credit Commitment and payment in full in cash of all Obligations of the Borrower hereunder and under the other Related Documents on or before the effective date of such plan or plans upon entry thereof; or

                     (h) An order shall be entered by the Bankruptcy Court dismissing the Chapter 11 Case which does not contain a provision for termination of the Revolving Credit Commitment and payment in full in cash of all Obligations of the Borrower hereunder and under the other Related Documents upon entry thereof; or

                     (i) An order with respect to the Chapter 11 Case shall be entered by the Bankruptcy Court without the express prior written consent of the Agent, (i) to revoke, reverse, stay, modify, supplement or amend the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order or (ii) to permit any administrative expense or any claim (now existing or hereafter arising, of any kind or nature whatsoever) to have administrative priority as to the Borrower equal or superior to the priority of the Agent in respect of the Obligations, except for allowed administrative expenses having priority over the Obligations to the extent set forth in the Agreed Administrative Expense Priorities, or
(iii) to grant or permit the grant of a Lien on the Collateral or the Inventory; or

                     (j) An application for any of the orders described in clauses (e), (f), (g), (h) or (i) above shall be made by a Person other than the Borrower and such application is not contested by the Borrower in good faith and the relief requested is granted in an order that is not stayed pending appeal; or

                     (k) An order shall be entered by the Bankruptcy Court that is not stayed pending appeal granting relief from the automatic stay to any creditor of the Borrower with respect to any claim in an amount equal to or exceeding $250,000 in the aggregate; provided, however, that it shall not be an Event of Default if relief from the automatic stay is granted (i) solely for the purpose of allowing such creditor to determine the liquidated amount of its claim against the Borrower, (ii) to permit a secured creditor of the Borrower to foreclose upon its collateral, or (iii) to permit the commencement of and/or prosecution of a proceeding to collect against an insurance company; or

                     (l) There shall have been asserted against the Borrower or any Subsidiary claims, whether accrued, absolute or contingent, based on or arising from any Environmental Matter, including, without limitation, the generation, storage, transport, handling or disposal of Hazardous Materials by the Borrower or any Subsidiary, or any predecessor in interest to the Borrower or any Subsidiary, which claims are reasonably likely to be determined adversely to the Borrower or any Subsidiary (or any such predecessor in interest), in an amount in excess of $250,000; or

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
                     (m) The Borrower or any Subsidiary shall fail to pay any principal or interest on any of its Indebtedness (excluding Indebtedness evidenced by the Notes) in excess of $250,000, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness in excess of such amount shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

                     (n) Any material provision of any Loan Document shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by the Borrower, or a proceeding shall be commenced by the Borrower, or by any Governmental Authority or other regulatory body having jurisdiction over the Borrower, seeking to establish the invalidity or unenforceability thereof, or the Borrower shall deny in writing that the Borrower has any liability or obligation purported to be created under any Loan Document; or

                     (o) The Borrower or any of its ERISA Affiliates shall have made a complete or partial withdrawal from a Multiemployer Plan, and, as a result of such complete or partial withdrawal, the Borrower or such ERISA Affiliate incurs a withdrawal liability in an annual amount exceeding $250,000; or a Multiemployer Plan enters reorganization status under Section 4241 of ERISA, and, as a result thereof, the Borrower's or such ERISA Affiliate's annual contribution requirement with respect to such Multiemployer Plan increases in an annual amount exceeding $250,000; or

                     (p) Any Termination Event with respect to any Benefit Plan shall have occurred, and, 30 days after notice thereof shall have been given to the Borrower by the Agent, (i) such Termination Event (if correctable) shall not have been corrected, and (ii) the then current value of such Benefit Plan's vested benefits exceeds the then current value of assets allocable to such benefits in such Benefit Plan by more than $250,000 (or in the case of a Termination Event involving liability under Section 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA, the liability is in excess of such amount); or

                     (q) Raymond J. Miller shall cease to be actively involved in the management of the Borrower (other than as a result of the death, incapacity or disability of Mr. Miller) and such Person shall not have been replaced within 90 days of Mr. Miller ceasing to be actively involved in the management of the Borrower with a person reasonably acceptable to the Agent on terms reasonably acceptable to the Agent.

                     10.02. Consequences of an Event of Default. If an Event of Default shall occur and be continuing or shall exist, the Agent may, by notice to the Borrower,

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
                     (i) declare the Revolving Credit Commitment terminated, whereupon the Commitment will terminate immediately and any fees hereunder shall be immediately due and payable without further order of or application to the Bankruptcy Court, presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue; or

                     (ii) declare the unpaid principal amount of the Notes, interest accrued thereon, the total amount of the Letter of Credit Exposure that is not cash collateralized in accordance with this Agreement and all other amounts owing by the Borrower hereunder or under the Notes to be immediately due and payable without further order of or application to the Bankruptcy Court, presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue; or

                     (iii) give notice to the Borrower of the occurrence and continuance of an Event of Default; or

                     (iv) at any time when there are no Loans outstanding, maintain cash collateral (to the extent the Borrower has or receives cash) equal to 105% of all outstanding Letters of Credit; or

                     (v) apply all funds deposited in the Cash Concentration Accounts and in the Letter of Credit Cash Collateral Account to the payment, in whole or in part, of the Obligations; or

                     (vi) set-off amounts in the Cash Concentration Account, the Letter of Credit Cash Collateral Account and apply such amounts to the Obligations of the Borrower hereunder and in the Related Documents.

                     10.03. Deposit for Letters of Credit. Upon the occurrence of an Event of Default, the Letter of Credit Issuer may make payment of all or any part of the Stated Amount of any Letter of Credit to the beneficiary thereof, or to an account at the Agent designated by the Agent for the purpose of future payments to be made to such beneficiary, in which event such payment shall be treated in all respects as a drawing under the Letter of Credit in full compliance therewith (notwithstanding that the beneficiary shall have failed to present all or any of the documents or satisfied all or any of the requirements for a drawing thereunder) and shall result in an Unreimbursed Draw. In addition, upon demand by the Letter of Credit Issuer after the occurrence of any Event of Default, the Borrower shall deposit with the Agent for the benefit of the Letter of Credit Issuer with respect to each Letter of Credit then outstanding cash in an amount equal to the greatest amount for which such Letter of Credit may be drawn. Such deposits shall be held by the Agent for the benefit of the Letter of Credit Issuer in a non-interest bearing cash collateral account as security for, and to provide for the payment of, the Letter of Credit Exposure.

                     10.04. Certain Remedies. If an Event of Default occurs, the Agent and the Bank may each exercise all rights and remedies which the Agent and the Bank may each have hereunder or under any other Related Document or at law


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
(including but not limited to the Bankruptcy Code and the Uniform Commercial
Code) or in equity or otherwise. All such remedies shall be cumulative and not exclusive.


                                   ARTICLE XI
                                  MISCELLANEOUS
                                  -------------

                     11.01. Holidays. Except as otherwise provided herein, whenever any payment or action to be made or taken hereunder or under the Notes shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day and such extension of time shall be included in computing interest or fees, if any, in connection with such payment or action.

                     11.02. Records. The unpaid principal amount of the Notes, the unpaid interest accrued thereon, the interest rate or rates applicable to such unpaid principal amount, the duration of such applicability, each Lender's Current Commitment, the Stated Amount of each Letter of Credit, the principal amount of all Reimbursement Obligations, the Letter of Credit Exposure, and the accrued and unpaid commitment fee, facility fee, Unused Line Fee, administration fee and Letter of Credit fees shall at all times be ascertained from the records of the Agent, which shall be conclusive absent manifest error.

                     11.03. Amendments and Waivers. (a) No amendment or modification of any provision of this Agreement or of any of the Notes or of any other Related Document shall be effective without the written agreement of the Majority Lenders and the Borrower and no termination or waiver of any provision of this Agreement or of any of the Notes, or consent to any departure by the Borrower therefrom, shall in any event be effective without the written concurrence of the Majority Lenders, which the Majority Lenders shall have the right to grant or withhold at their sole discretion; except that any amendment, modification, or waiver of (i) any provision of Article II or III which amendment, modification or waiver increases the Revolving Credit Commitment of any Lender, changes the principal amount or the final maturity of the Loans or reduces the interest rate applicable to the Loans or the amount of the fees payable pursuant hereto, (ii) the definitions of "Termination Date", "Majority Lenders" and "Pro Rata Shares", (iii) any provision of this Agreement or any Related Document that would permit Liens on the Collateral or release of the Collateral (except as set forth in Section 12.08 hereof or except as otherwise permitted therein) or (iv) the provisions contained in this Section 11.03, shall be effective only if evidenced by a writing signed by or on behalf of all Lenders. No amendment, modification, termination, or waiver of any provision of
Article XI or any other provision referring to the Agent shall be effective without the written concurrence of the Agent. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, waiver or consent effected in accordance with this Section 11.03 shall be binding on each Lender, each future Lender, and, if signed by the Borrower, on the Borrower.


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                     (b) Notwithstanding anything to the contrary contained in
subsection 11.03(a), in the event that the Borrower requests that this Agreement or any other Related Document be amended or otherwise modified in a manner which would require the unanimous consent of all of the Lenders and such amendment or other modification is agreed to by the Majority Lenders, then, with the consent of the Borrower and the Majority Lenders, the Borrower and the Majority Lenders may amend this Agreement without the consent of the Lender or Lenders which did not agree to such amendment or other modification (collectively the "Minority Lenders") to provide for (w) the termination of the Revolving Credit Commitment of each of the Minority Lenders, (x) the addition to this Agreement of one or more other Lenders, or an increase in the Revolving Credit Commitment of one or more of the Majority Lenders, so that the Revolving Credit Commitments after giving effect to such amendment shall be in the same aggregate amount as the Revolving Credit Commitments immediately before giving effect to such amendment,
(y) if any Loans are outstanding at the time of such amendment, the making of such additional Loans by such new Lenders or Majority Lenders, as the case may be, as may be necessary to repay in full the outstanding Loans of the Minority Lenders immediately before giving effect to such amendment and (z) the payment of all fees and other Obligations payable or accrued in favor of the Minority Lenders and such other modifications to this Agreement as the Borrower and the Majority Lenders may determine to be appropriate.

                     11.04. No Implied Waiver; Cumulative Remedies. No course of dealing and no delay or failure of the Lenders or the Agent in exercising any right, power or privilege under this Agreement, the Notes or any other Related Document shall affect any other or future exercise thereof or exercise of any other right, power or privilege; nor shall any single or partial exercise of any such right, power or privilege or any abandonment or discontinuance of steps to enforce such a right, power or privilege preclude any further exercise thereof or of any other right, power or privilege. The rights and remedies of the Lenders or the Agent under this Agreement, the Notes and the other Related Documents are cumulative and not exclusive of any rights or remedies which the Lenders or the Agent have thereunder or at law or in equity or otherwise. The Lenders or the Agent may exercise their rights and remedies against the Borrower and the Collateral as the Lenders and the Agent may elect, and regardless of the existence or adequacy of any other right or remedy.

                     11.05. Notices. (a) All notices, requests, demands, directions and other communications (collectively "Notices") under the provisions of this Agreement or the Notes shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied, or delivered and shall be effective (i) if mailed, three days after being deposited in the mails, (ii) if telecopied, when sent, confirmation received and (iii) if delivered, upon delivery. All notices shall be sent to the applicable party at the address stated on the signature page hereof together with, in the case of a letter of credit request and Letter of Credit Application sent pursuant to Section 3.01(a), a copy to the Agent at the address for the Agent provided on the signature page hereof, or in accordance with the last unrevoked written direction from such party to the other parties hereto.

                     (b) The Lenders and the Agent may rely, and shall be fully protected in relying, on any notice purportedly made by or on behalf of the Borrower and the Lenders and the Agent shall have no duty to verify the identity


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or authority of any Person giving such notice. The preceding sentence shall apply to all notices whether or not made in a manner authorized or required by this Agreement or any other Related Document.

                     11.06 Expenses; Taxes; Attorneys' Fees; Indemnification. Without in any way limiting any provision of this Agreement or any provision of any Related Document, the Borrower agrees to pay or cause to be paid, on demand, and to save the Agent (and, in the case of clauses (c) through (m) below, the Lenders) harmless against liability for the payment of, all reasonable out-of-pocket expenses, regardless of whether the transactions contemplated hereby are consummated, including but not limited to reasonable fees and expenses of counsel for the Agent (and, in the case of clauses (c) through (m) below, the Lenders), accounting, due diligence, periodic field audits, investigation, monitoring and appraisals of assets, syndication, miscellaneous disbursements, examination, travel, lodging and meals, incurred by the Agent (and, in the case of clauses (e) through (m) below, the Lenders) from time to time arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Related Documents, (b) any requested amendments, waivers or consents to this Agreement or the other Related Documents whether or not such documents become effective or are given, (c) the preservation and protection of any of the Agent's and the Lenders' rights under this Agreement or the other Related Documents, (d) the defense of any claim or action asserted or brought against the Agent or the Lenders by any Person that arises from or relates to this Agreement, any other Related Document, the Agent's or the Lenders' claims against the Borrower, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Related Document, (f) the filing of any petition, complaint, answer, motion or other pleading by the Agent or the Lenders, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Related Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Related Document, (h) any attempt to enforce any lien or security interest in any Collateral or other security in connection with this Agreement or any other Related Document, (i) any attempt to collect from the Borrower, (j) the receipt of any advice with respect to any of the foregoing, (k) all Environmental Liabilities and Costs arising from or in connection with the past, present or future operations of the Borrower or any of its Subsidiaries involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such property, (1) any costs or liabilities incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Materials present or arising out of the operations of any facility of the Borrower or any of its Subsidiaries, (m) any costs or liabilities incurred in connection with any Environmental Lien and (n) any costs or liabilities related to or arising in connection with the Chapter 11 Case. Without limitation of the foregoing or any other provision of any Related Document: (x) the Borrower agrees to pay all stamp, document, transfer, recording or filing taxes or fees (including, without limitation, mortgage recording taxes) and similar impositions now or hereafter determined by the Agent or any of the Lenders to be payable in connection with this Agreement or any other Related Document, and the Borrower agrees to save the Agent and the Lenders harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, and (y)


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if the Borrower fails to perform any covenant or agreement contained herein or in any other Related Document, the Agent may itself perform or cause performance of such covenant or agreement, and the expenses of the Agent incurred in connection therewith shall be reimbursed on demand by the Borrower. The Borrower agrees to indemnify and defend the Agent and the Lenders and their directors, officers, agents, employees and affiliates (collectively, the "Indemnified Parties") from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, costs or expenses of any nature whatsoever (including reasonable attorneys' fees and expenses and amounts paid in settlement) incurred by, imposed upon or asserted against any of them arising out of or by reason of any investigation, litigation or other proceeding brought or threatened relating to, or otherwise arising out of or relating to, the execution of this Agreement or any other Related Document, the transactions contemplated hereby or thereby or any Loan or Proposed Loan or Letter of Credit or proposed Letter of Credit hereunder (including, but without limitation, any use made or proposed to be made by the Borrower or any of its Affiliates of the proceeds of any thereof, or the delivery or use or transfer of or the payment or failure to pay under any Loan or Letter of Credit) but excluding any such losses, liabilities, claims, damages, costs or expenses to the extent determined by a final judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Indemnified Party.

                     11.07. Application. Except to the extent, if any, expressly set forth in this Agreement or in the Related Documents, the Agent and the Lenders shall have the right to apply any payment received or applied by it in connection with the Obligations to such of the Obligations then due and payable as it may elect.

                     11.08. Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

                     11.09. Governing Law. This Agreement and the Notes shall be deemed to be contracts under the laws of the State of New York, without regard to choice of law principles, and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State except as the law is governed by the Bankruptcy Code.

                     11.10. Prior Understandings. This Agreement supersedes all prior understandings and agreements, whether written or oral, among the parties hereto relating to the transactions provided for herein other than the Fee Letter.

                     11.11. Duration; Survival. All representations and warranties of the Borrower contained herein or made in connection herewith shall survive the making of the Loans and the issuance of any Letter of Credit and shall not be waived by the execution and delivery of this Agreement, the Notes or any other Related Document, any investigation by or knowledge of the Agent or the Lenders, the making of any Loan or the issuance of any Letter of Credit hereunder, or any other event whatsoever. All covenants and agreements of the Borrower contained herein shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow hereunder and until the


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Obligations have been paid in full and no Letters of Credit remain outstanding.
Without limitation, it is understood that all obligations of the Borrower to make payments to or indemnify the Agent and the Lenders (including, without limitation, obligations arising under Section 11.06 hereof) shall survive the payment in full of the Notes and all Reimbursement Obligations and of all other obligations of the Borrower thereunder and hereunder, termination of this Agreement and all other events whatsoever and whether or not any Loans are made or Letters of Credit issued hereunder.

                     11.12. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

                     11.13. Assignment; Participations . (a) Each Lender shall have the right at any time to assign to one or more Persons (then entitled to receive payments of principal, interest and fees for the account of its lending office under this Agreement free from withholding of Federal income tax) a portion of its rights and obligations under this Agreement (including, without limitation, a portion of its Revolving Credit Commitment, the Loans owing to it and its rights and obligations as a Lender with respect to Letters of Credit) and the other Related Documents; provided, however, that (i) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register (as hereinafter defined), an Assignment and Acceptance, and (ii) after giving effect to such assignment, CIT's Revolving Credit Commitment shall be at least equal to the lesser of (1) $17,500,001 and
(2) an amount equal to a majority of the aggregate amount of the Revolving Credit Commitments. The Borrower shall pay any and all costs and fees that are paid to induce any assignee (other than CIT) under an Assignment and Acceptance to execute such Assignment and Acceptance. Such payment may be charged, at the Agent's sole option, to any account of the Borrowers maintained by the Agent. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and to the other Related Documents and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations (including, without limitation, the obligation to participate in Letters of Credit) of a Lender hereunder and thereunder and (B) the assignor shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement.

                     (b) By executing and delivering an Assignment and Acceptance, the assignor and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, the assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Related Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Related Document furnished pursuant hereto; (ii) the assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by


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the Borrower of any of its obligations under this Agreement or any other Related
Document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement and the other Related Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Related Documents; (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Related Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Related Documents are required to be performed by it as a Lender.

                     (c) The Agent shall maintain at its address referred to on the signature page hereto, a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

                     (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender, an assignee Lender, the Agent and the Borrower, together with the Note subject to such Assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit A hereto, (i) accept such Assignment and Acceptance, (ii) give prompt notice thereof to the Borrower and (iii) record the information contained therein in the Register. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent in exchange for the surrendered Note a new Note to the order of such assignee Lender in an aggregate principal amount equal to the Revolving Credit Commitment assigned by it pursuant to such Assignment and Acceptance, and if the assigning Lender has retained any Revolving Credit Commitment hereunder, a new Note to the order of the assigning Lender in an aggregate principal amount equal to the Revolving Credit Commitment retained by it hereunder, in each case prepared by the Agent. Such new Note shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note, shall be dated the date of the Agent's acceptance of such assignment and acceptance and shall otherwise be in substantially the form of Exhibit D hereto.

                     (e) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement and the other Related Documents (including, without limitation, all or a portion of its Revolving Credit Commitment and the Loans


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owing to it and its participation in Letters of Credit), provided that (1) such
Lender's obligations under this Agreement (including, without limitation, its Revolving Credit Commitment hereunder) and the other Related Documents shall remain unchanged; (2) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Related Documents; and (3) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) action directly effecting an extension of the maturity dates of the Loans, or (B) action directly effecting an increase of any of the Revolving Credit Commitments or principal amounts of Loans or a decrease in the rate of interest payable on the Loans.

                     (f) Notwithstanding the foregoing provisions of this
Section 11.13, each Lender may at any time sell, assign, transfer, or negotiate all or any part of its rights and obligations under this Agreement and the Related Document to any Affiliate of such Lender.

                     11.14. Successors and Assigns. This Agreement and the other Related Documents shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns except that the Borrower may not assign or transfer any of its rights hereunder or thereunder without the prior written consent of all of the Lenders.

                     11.15. Confidentiality. Upon delivering to any Lender or the Agent, or permitting any Lender or the Agent to inspect, any written information pursuant to this Agreement or the other Related Documents, each Lender and the Agent shall treat such information as confidential to the extent such information is conspicuously marked confidential. Each Lender and the Agent agrees to hold such information in confidence from the date of disclosure thereof. Subject to the other provisions of this Section 11.15, each Lender and the Agent may disclose confidential information to its officers, directors, employees, attorneys, accountants or other professionals engaged by any Lender or the Agent only after determining that such third party has been instructed to hold such information in confidence to the same extent as if it were a Lender. Notwithstanding the foregoing, the provisions of this Section 11.15 shall not apply to information within any one of the following categories or any combination thereof: (i) information the substance of which, at the time of disclosure by any Lender or the Agent, has been disclosed to or is known to any creditor (other than information as to which such creditor is then under an obligation of nondisclosure), or any Person other than (A) a director, officer, employee or agent of any of the Borrower or a professional engaged by the Borrower or (B) a Person who is then under an obligation of nondisclosure (otherwise than as a consequence of a wrongful act of any Lender or the Agent),
(ii) information which any Lender or the Agent had in its possession prior to receipt thereof from the disclosing party, or (iii) information received by any Lender or the Agent from a third party having no obligations of nondisclosure with respect thereto. Nothing contained in this Section 11.15 shall prevent any disclosure: (x) believed in good faith by any Lender or the Agent to be required by any law or guideline or interpretation or application thereof by any Governmental Authority, arbitrator or grand jury charged with the interpretation


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or administration thereof or compliance with any request or directive of any
Governmental Authority, arbitrator or grand jury (whether or not having the force of law), (y) determined by counsel for any Lender or the Agent to be necessary or advisable in connection with enforcement or preservation of rights under or in connection with this Agreement or any other Related Document or (z) of any information which has been made public by a Person other than any Lender or the Agent. The Lenders and the Agent shall have the right to disclose any confidential information described in this Section 11.15 to the Letter of Credit Issuer and to an assignee or prospective assignee or to a participant or prospective participant in Loans hereunder, provided that the assigning or selling Lender shall have obtained from such assignee or prospective assignee or participant or prospective participant an agreement to hold such information in confidence to the same extent as if it were a Lender.

                     11.16. The Agent and the Lenders as Party in Interest. The Borrower hereby stipulates and agrees that the Agent and the Lenders are and shall remain parties in interest in the Chapter 11 Case and shall have the right to participate, object and be heard in any motion or proceeding in connection therewith. Nothing in this Agreement or any other Related Document shall be deemed to be a waiver of any of the Agent's and the Lender's rights or remedies under applicable law or documentation. Without limitation of the foregoing, the Agent and the Lenders shall have the right to make any motion or raise any objection it deems to be in its interest (specifically including but not limited to objections to use of proceeds of the Loans, use of Letters of Credit, to payment of professional fees and expenses or the amount thereof, to sales or other transactions outside the ordinary course of business or to assumption or rejection of any executory contract or lease), provided that the Agent and the Lenders will not exercise such right if the action or inaction by the Borrower which is the subject of such motion or objection is expressly permitted by any covenant or provision of this Agreement.

                     11.17. Waiver of Jury Trial. BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION AGAINST THE AGENT, ANY LENDER, ASSIGNEE, INDEMNIFIED PARTY OR LETTER OF CREDIT ISSUER, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT, THE NOTES OR ANY OTHER RELATED DOCUMENT, ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS, OR THE BORROWER IN CONNECTION HEREWITH OR THEREWITH. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS TO ENTER INTO THIS AGREEMENT.

                     11.18. Right of Setoff. Upon the occurrence and during the continuance of any Event of Default any Lender, the Agent and the Letter of Credit Issuer may, and is hereby authorized to, at the time from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provision or final) at any time held and other indebtedness at any time owing by such Lender, the Agent or the Letter of Credit Issuer to or for the credit or the account of the Borrower against any and all Obligations of the Borrower now or hereafter existing under


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the Loan Documents, irrespective of whether or not any Lender, the Agent and the
Letter of Credit Issuer shall have made any demand hereunder or thereunder and although such Obligations may be contingent or unmatured. Each Lender, the Agent and the Letter of Credit Issuer agrees promptly to notify the Borrower after any such setoff and application made by such Lender, the Agent or the Letter of Credit Issuer; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender, the Agent and the Letter of Credit Issuer under this Section 11.17 are in addition to the other rights and remedies (including, without limitation, other rights of setoff under applicable law or otherwise) which such Lender, the Agent or the Letter of Credit Issuer may have.

                     11.19. Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                                   ARTICLE XII
                                    THE AGENT
                                    ---------

                     12.01. Appointment. Each Lender designates and appoints CIT as its Agent under this Agreement and the Related Documents, and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and the Related Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this Article XII. The provisions of this Article XII are solely for the benefit of the Agent and the Lenders and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof (other than as expressly set forth in Section 12.07). In performing its functions and duties under this Agreement and under the Related Documents, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligations toward or relationship of agency or trust with or for the Borrower. The Agent may perform any of its duties hereunder, or under the Related Documents, by or through its agents or employees.

                     12.02. Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement or in the Related Documents. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have by reason of this Agreement or any Related Document a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any of the Related Documents, express or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Agreement or any of the Related Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the Borrower in connection with the making and the continuance of the Loans hereunder and with the issuance of the Letters of Credit and shall make its own appraisal of the creditworthiness of the Borrower, and the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the initial Credit Extension hereunder or at any time or times thereafter, provided that, upon the reasonable request of a Lender, the Agent shall provide to such Lender any documents or reports delivered to the Agent by the Borrower pursuant to the terms of this Agreement or any Related


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Document. If the Agent seeks the consent or approval of the Majority Lenders to the taking or refraining from taking any action hereunder, the Agent shall send notice thereof to each Lender. The Agent shall promptly notify each Lender any time that the Majority Lenders have instructed the Agent to act or refrain from acting pursuant hereto.

                     12.03. Rights, Exculpation, Etc. Neither the Agent nor any of its officers, directors, employees or agents shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Related Documents, or in connection herewith or therewith, except that the Agent shall be obligated on the terms set forth herein for performance of its express obligations hereunder and except that no Person shall be relieved of any liability imposed by law for intentional tort. The Agent shall not be liable for any apportionment or distribution of payments made by it in good faith pursuant to Section 2.08(c), and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Lender to whom payment was due but not made, shall be to recover from other Lenders any payment in excess of the amount which they are determined to be entitled. The Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or in the Related Documents or for any execution, effectiveness, genuineness, validity, enforceability, collectibility, or sufficiency of this Agreement or any of the Related Documents or the transactions contemplated thereby, or for the financial condition of the Borrower. The Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Related Documents or the financial condition of the Borrower, or the existence or possible existence of any Potential Default or Event of Default. The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Related Documents the Agent is permitted or required to take or to grant, and if such instructions are promptly requested, the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval under any of the Related Documents until it shall have received such instructions from the Majority Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement, the Notes or any of the other Related Documents in accordance with the instructions of the Majority Lenders.

                     12.04. Reliance. The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Related Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

                     12.05. Indemnification. To the extent that the Agent is not reimbursed and indemnified by the Borrower, the Lenders will reimburse and indemnify the Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any of the Related Documents or any action taken or omitted by the Agent under this Agreement or any of the Related Documents, in proportion to each Lender's Pro Rata Share, including, without limitation, advances and disbursements made pursuant to Section 12.08; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements resulting from the Agent's recklessness or willful misconduct. The obligations of the Lenders under this Section 12.05 shall survive the payment in full of the Loans and Reimbursement Obligations and the termination of this Agreement.

                     12.06. CIT Individually. With respect to its Pro Rata Share of the Revolving Credit Commitments hereunder, the Loans made by it and the Note issued to or held by it, CIT shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or holder of a Note. The terms "Lenders" or "Majority Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include CIT in its individual capacity as a Lender or one of the Majority Lenders. CIT and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Borrower or any of its Subsidiaries as if it were not acting as Agent pursuant hereto without any duty to account to the Lenders. The Lenders acknowledge and agree that Chemical Bank, as the Letter of Credit Issuer, is an Affiliate of the Agent, and may take actions which are not in the interests of, or may have an adverse effect on, the Lenders, or may omit to take actions which would be in the interests of, or would have a favorable effect on, the Lenders, and the Lenders will not assert any claim against the Agent based on actions or omissions by the Letter of Credit Issuer and will not assert any such actions or omissions as a defense or offset to the Lenders' obligations hereunder.

                     12.07. Successor Agent. (a) The Agent may resign from the performance of all its functions and duties hereunder and under the other Related Documents at any time by giving at least thirty (30) Business Days' prior written notice to the Borrower and each Lender. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to clauses (b) and (c) below or as otherwise provided below.

                     (b) Upon any such notice of resignation, the Majority Lenders shall appoint a successor Agent who shall be reasonably satisfactory to the Borrower.

                     (c) If a successor Agent shall not have been so appointed within said thirty (30) Business Day period, the retiring Agent, with the consent of the Borrower, shall then appoint a successor Agent who shall serve as Agent until such time, if any, as the Majority Lenders, with the consent of the Borrower, appoint a successor Agent as provided above.

                     12.08. Collateral Matters. (a) The Agent may from time to time, during the occurrence and continuance of an Event of Default, make such disbursements and advances ("Agent Advances") which the Agent, in its sole discretion, deems necessary or desirable to preserve or protect the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Borrower of the Loans and other Obligations or to pay any other amount chargeable to the Borrower pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section
12.06. The Agent Advances shall be repayable on demand and be secured by the Collateral. The Agent Advances shall not constitute Loans but shall otherwise constitute Obligations hereunder. The Agent shall notify each Lender and the Borrower in writing of each such Agent Advance, which notice shall include a description of the purpose of such Agent Advance. Without limitation to its obligations pursuant to Section 12.05, each Lender agrees that it shall make available to the Agent, upon the Agents' demand, in Dollars in immediately available funds, the amount equal to such Lender's Pro Rata Share of each such Agent Advance. If such funds are not made available to the Agent by such Lender the Agent shall be entitled to recover such funds, on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Agent, at the customary rate set by the Agent for the correction of errors among banks for three Business Days and thereafter at the Regular Rate.

                     (b) The Lenders hereby irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any Collateral upon termination of the Revolving Credit Commitments and payment and satisfaction of all Loans, Reimbursement Obligations, other Letter of Credit Exposure (whether or not due) and all other Obligations which have matured and which the Agent has been notified in writing are then due and payable; or constituting property being sold or disposed of if the Borrower certifies to the Agent that the sale or disposition is made in compliance with
Section 9.07(b) hereof (and the Agent may rely conclusively on any such certificate, without further inquiry); or constituting property in which the Borrower owned no interest at the time the Lien was granted or at any time thereafter. Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this Section 12.08(b).

                     (c) Without in any manner limiting the Agent's authority to act without any specific or further authorization or consent by the Majority Lenders (as set forth in Section 12.08(b)), each Lender agrees to confirm in writing, upon request by the Agent, the authority to release Collateral conferred upon the Agent under Section 12.08(b). So long as no Event of Default is then continuing, upon receipt by the Agent of confirmation from the Majority Lenders of its authority to release any particular item or types of Collateral, and upon at least five (5) Business Days' prior written request by the Borrower, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Agent for the benefit of the Lenders upon such Collateral; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligations or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Lien upon (or obligations of the Borrower in respect of) all interests in the Collateral retained by the Borrower.

                     (d) The Agent shall have no obligation whatsoever to any Lenders to assure that the Collateral exists or is owned by the Borrower or is cared for, protected or insured or has been encumbered or that the Lien granted to the Agent pursuant to the Security Documents has been properly or sufficiently or lawfully created, perfected or enforced or is entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent in this Section

12.08 or in any of the Related Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral as one of the Lenders and that the Agent shall have no duty or liability whatsoever to any other Lender.

                     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the date first above written.


                                 WEINER'S STORES, INC.,
                                   debtor and
                                   debtor-in-possession

                                 By: /s/ Raymond J. Miller
                                    ------------------------------------------
                                    Name: Raymond J. Miller
                                    Title: Chief Executive Officer


                                 Address for Notices:
                                 -------------------

                                 Weiner's Stores, Inc.
                                 6005 Westview Drive
                                 Houston, Texas  77252
                                 Attention:  Raymond J. Miller,
                                 Chairman and Chief Executive Officer
                                 Tel:  (713) 688-1331
                                 Fax:  (713) 957-0080

                                 with a copy to:

                                 Weil, Gotshal & Manges
                                 700 Louisiana Street
                                 Suite 1600
                                 Houston, Texas  77002
                                 Attention:  J. Hayden Kepner, Esq.
                                 Tel:  (713) 546-5262
                                 Fax:  (713) 224-9511


                                 THE CIT GROUP/BUSINESS CREDIT, INC.,
                                 in its capacity as Agent and a Lender

                                 By: /s/ Grant Weiss
                                     -----------------------------------------
                                     Name: Grant Weiss
                                     Title:  Account Executive/AVP

                                 Address for Notices:
                                 -------------------

                                 The CIT Group/Business
                                   Credit, Inc.
                                 Two Lincoln Centre
                                 5420 LBJ Freeway, Suite 200
                                 Dallas, Texas 75240
                                 Attention:  Regional Credit Manager
                                 Telephone:  (972) 455-1600
                                 Telecopier: (972) 455-1690

                                 with a copy to:

                                 Fried, Frank, Harris, Shriver & Jacobson
                                 One New York Plaza
                                 New York, New York  10004
                                 Attention:  George B. South, Esq.
                                 Telephone:  (212) 859-8019
                                 Telecopier: (212) 859-4000

                                                                    EXHIBIT A


                        FORM OF ASSIGNMENT AND ACCEPTANCE

                               Dated _______, ____


                     Reference is made to the Debtor-In-Possession Revolving Credit Agreement, dated as of October __, 2000 (as amended, modified or supplemented from time to time, the "Credit Agreement"), among WEINER'S STORES, INC., a Delaware corporation (the "Borrower"), the financial institutions from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), and THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender and as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                     _____________, (the "Assignor") and
___________________________ (the "Assignee") agree as follows:

                     1. As of the Effective Date (as defined below), the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, the percentage interest specified on
Schedule 1 in and to all the Assignor's rights and obligations under the Credit Agreement immediately prior to the Effective Date (including, without limitation, such percentage interest in the Revolving Credit Commitment of the Assignor immediately prior to the Effective Date and/or such percentage interest in the Loans owing to the Assignor outstanding immediately prior to the Effective Date, together with such percentage interest in all unpaid interest and commitment fees accrued to the Effective Date and such percentage interest in the aggregate Notes held by the Assignor).

                     2. The Assignor (i) represents that as of immediately prior to the Effective Date, its Revolving Credit Commitment (without giving effect to the assignment by the Assignor to the Assignee pursuant hereto) is $__________, and (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, perfection, genuineness, sufficiency or value of the Credit Agreement, the other Loan Documents or any Collateral with respect thereto or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observation by the Borrower of any of its obligations under the Credit Agreement, any of the other Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Notes referred to in paragraph 1 above and requests that the Agent exchange such Notes for a new Note payable to Assignee in principal amounts equal to the Revolving Credit Commitment assumed by the Assignee pursuant hereto and a new Note payable to Assignor in a principal amount equal to the Revolving Credit Commitment retained by the Assignor under the Credit Agreement, respectively, as specified on Schedule 1 hereto.

                     3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance and the other documents executed and delivered in connection herewith; (ii) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Agent/Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; [and] (vi) agrees that it will keep confidential all information with respect to the Borrowers furnished to it by the Borrowers or the Assignor to the extent required under Section 11.15 of the Credit Agreement [and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty]1.

                     4. The effective date for this Assignment and Acceptance shall be __________, 20__ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent.

                     5. Upon such acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

                     6. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date by the Agent or with respect to the making of this assignment directly between themselves.


-------------------

1 If the Assignee is organized under the laws of a jurisdiction outside the United States.

                     7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO SUCH STATE'S RULES CONCERNING CONFLICTS OF LAWS.

                     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on Schedule 1 hereto.

                                   Schedule 1
                                       to
                            Assignment and Acceptance
                              Dated ________, 20__


Section 1.
---------

           Percentage Interest held by Assignee upon assignment: ________%

Section 2.
---------

           Assignee's Commitment upon assignment:                                                   $_______
           Aggregate Outstanding Principal
              Amount of Advances owing to the Assignee prior to assignment:                         $_______

           Note payable to the order of the Assignee
                                                               Dated:                               ________, 20__
                                                Principal amount:                                   _________

           Note payable to the order of the Assignor
                                                               Dated:                               ________, 20__
                                                 Principal amount:                                  _________



                                             [ASSIGNOR]

                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:




                                             [ASSIGNEE]

                                        By:
                                             ----------------------------------
                                             Name:
                                             Title:

Accepted and consented
to this ____ day
of ________, 20__



THE CIT GROUP/BUSINESS CREDIT, INC.,
as Agent

By:  ______________________________
      Name:
      Title:

                                                                    EXHIBIT B


                          DEPOSITORY ACCOUNT AGREEMENT
                          ----------------------------


[Bank]
[Bank Address]

Gentlemen:

                     We refer to account number ________, maintained with you by Weiner's Stores, Inc. (the "Company") into which certain monies, instruments and other property are deposited from time to time (the "Depository Account"). Pursuant to the Debtor-In-Possession Revolving Credit Agreement dated as of October __, 2000 among the Company, the financial institutions from time to time party thereto (collectively, the "Lenders") and The CIT Group/Business Credit, Inc., as a Lender and as agent for the Lenders (in such capacity, the "Agent"), the Company has granted to the Lenders certain rights with respect to the Depository Account, all monies, instruments and other property deposited therein and all certificates and instruments, if any, representing or evidencing the Depository Account. It is a condition to the continued maintenance of the Depository Account with you that you agree to this Letter Agreement.

                     By signing this Letter Agreement, you agree that from the date hereof the Depository Account shall be under the exclusive dominion and control of the Agent and all monies, instruments or other property of the Company received in connection therewith, whether or not deposited in the Depository Account, shall be held solely for the benefit of the Agent. The Depository Account shall be subject to written instructions only from the Agent who shall have the sole right of withdrawal from the Depository Account. Unless and until you have received written instructions to the contrary from the Agent (including written instructions set forth in this Letter Agreement), no officer or agent of the Company shall have the authority to withdraw or provide payment instructions as to any amounts in the Depository Account or otherwise exercise any authority of any kind with respect to the Depository Account and the funds deposited therein. You agree to:

                     (a) follow your usual operating procedures for the handling of any remittance received in the Depository Account that contains restrictive endorsements or irregularities such as a variance between the written and numerical amounts, undated or postdated items, missing signature, incorrect payee, etc.;

                     (b) endorse and process all eligible checks and other remittance items not covered by subparagraph (a) above, deposit such checks and other remittance items in the Depository Account and transfer intact all amounts deposited in respect thereof to the Cash Concentration Account (defined below);

                     (c) not commingle any cash or other payments deposited in the Depository Account with other funds; and

                     (d) maintain a record of all checks and other remittance items received in the Depository Account and, in addition to providing the Company or the Agent, upon request therefor, with photostats, vouchers, enclosures, etc. of checks and other remittance items received, as well as a monthly statement, furnish to the Agent your regular bank statement with respect to the Depository Account, with the words "The CIT Group/Business Credit, Inc.,
Re: Weiner's Stores, Inc." included thereon so that there is no confusion as to ownership of the Depository Account and so that the Agent is able to properly identify the Depository Account.

                     From the date hereof, you are hereby directed and agree to transfer, on each day which you are open, in same day funds all collected funds (provided the minimum amount is $10,000) on deposit in the Depository Account, less charges for returned items received on the date of such transfer, to an account maintained with Chase Bank of Texas, N.A. at:


          Chase Bank of Texas, N.A.
          Houston, Texas

          For the account of: The CIT Business Group/Business Credit, Inc. Account #: ______________________
          Re: Weiner's Stores, Inc.

                     (the "Cash Concentration Account") or such other account designated in writing by the Agent. In order to enable the Agent to properly reconcile the Company's records, you agree that each such transfer of funds by you to the Cash Concentration Account shall neither comprise only part of a remittance nor reflect the rounding off of any funds so transferred.

                     You waive and agree not to assert, claim or endeavor to exercise, and by executing this Letter Agreement bar and estop yourself from asserting, claiming or exercising, and you acknowledge that you have not heretofore received a notice from any other party asserting, claiming or exercising, any right to setoff, banker's lien or other purported form of claim with respect to the Depository Account and funds from time to time therein, except with respect to your right to charge the Depository Account for any reasonable fees and expenses, or chargebacks for uncollected items, all in accordance with your customary practices and procedures. Except for such rights, you shall have no rights in the Depository Account or the funds therein. To the extent you may ever have any such other rights, you hereby expressly subordinate all such rights to all rights of the Agent.

                     It is expressly agreed that any and all fees and charges associated with the Depository Account shall be payable exclusively by the Company. Such fees and charges shall be included in the monthly statement furnished to the Company and the Agent. Such statement shall be accompanied by supporting documentation as to the fees and charges payable for such month.

                     You may terminate this Letter Agreement only upon prior written notice to that effect to the Company and the Agent, by canceling the Depository Account maintained with you and, pending the effective date of such termination, transferring all funds, as they become collected funds, if any, in such Depository Account to the Cash Concentration Account at the address set forth above. After the effective date of any such termination, you shall nonetheless remain obligated promptly to transfer to the Cash Concentration Account anything from time to time received in the Depository Account from obligors of the Company.

                     This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to such state's rules governing conflicts of laws.


                                  Very truly yours,

                                  WEINER's stores, inc.

                                  By:       ______________________________
                                            Name:
                                            Title:



                                  THE CIT GROUP/BUSINESS CREDIT, INC.

                                  By:       ______________________________
                                            Name:
                                            Title:




Acknowledged and agreed to
as of the date first above written.

[Bank]

By:        ____________________________________
           Name:
           Title:

                                   EXHIBIT C


                            [INTENTIONALLY OMITTED]

                            EXHIBIT D - FORM OF NOTE

[$35,000,000.00]
                                                            New York, New York
                                                             October ___, 2000

                     FOR VALUE RECEIVED, WEINER'S STORES, INC., a Delaware corporation, as debtor and as debtor in possession under Chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") (the "Borrower"), hereby promises to pay to the order of THE CIT GROUP/BUSINESS CREDIT, INC. ("CIT") on or before the Termination Date (as defined in the Agreement referred to below), and at such earlier dates as may be required by the Agreement, the lesser of (i) the principal sum of THIRTY-FIVE MILLION DOLLARS ($35,000,000.00) or (ii) the aggregate unpaid principal amount of all Loans made by CIT to the Borrower pursuant to the Agreement. The Borrower further promises to pay to the order of CIT interest on the unpaid principal amount hereof from time to time outstanding at the rate or rates per annum determined pursuant to the Agreement. The Borrower further promises to pay to the order of CIT interest on the unpaid principal amount hereof from time to time outstanding at the rate or rates per annum determined pursuant to the Agreement, payable on the dates set forth in the Agreement. Payments of principal and interest on this Note shall be made in the manner set forth in the Agreement.

                     This Note is the "Note" referred to in, and is entitled to the benefits of, the Debtor-in-Possession Revolving Credit Agreement dated as of October ___, 1995 by and among the Borrower, CIT and the financial institutions party thereto (the "Lendors") (as the same may be amended, modified or supplemented from time to time, the "Agreement") which, among other things, provides for the acceleration of the maturity hereof upon the occurrence of certain events and for prepayments in certain circumstances and upon certain terms and conditions specified therein. Terms defined in the Agreement have the same meanings herein.

                     This Note is secured by and is entitled to the benefits of the lien and security interest granted by the Agreement, and the other Related Documents referred to in the Agreement. The obligations of the Borrower hereunder constitute allowed administrative expense claims in the Chapter 11 Case entitled to priority over all administrative expenses and unsecured claims against the Borrower, now existing or hereafter arising, of any kind or nature whatsoever, including without limitation all administrative expenses of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, subject to certain exceptions set forth in the Agreement.

                     Except as otherwise provided in the Agreement, the Borrower hereby expressly waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Agreement, and an action for amounts due hereafter or thereunder shall immediately accrue.

                     This Note and interests herein may only be transferred to the extent and in the manner set forth in the Agreement.

                     This Note shall be governed by, construed and enforced in accordance with the law of the State of New York.



                                      WEINER'S STORES, INC.
                                      as debtor and as debtor-in-possession


                                      By:_____________________________________
                                      Title:__________________________________

                                                                    EXHIBIT E


                                                             _______ __, 20__


                          RESTRICTED ACCOUNT AGREEMENT



Chase Bank of Texas, N.A.
[Address]
[Address]
Attn:  [Name]


Gentlemen:

                     We refer to account number __________ (the "Cash Concentration Account") maintained with you by Weiner's Stores, Inc. (the "Company") into which certain monies, instruments and other property are deposited from time to time. The Company has granted to the Lenders (as defined below) and The CIT Group/Business Credit, Inc., as agent for the Lenders (the "Agent"), pursuant to the Debtor-In-Possession Revolving Credit Agreement, dated as of October __, 2000 and as amended from time to time thereafter, among the Company, the financial institutions parties thereto (the "Lenders") and the Agent, certain rights with respect to the Cash Concentration Account, all monies, instruments and other property deposited therein and all certificates and instruments, if any, representing or evidencing the Cash Concentration Account. It is a condition to the continued maintenance of the Cash Concentration Account with you that you agree to this Letter Agreement.

                     By signing this Letter Agreement, you agree that from the date hereof the Cash Concentration Account shall be under the exclusive dominion and control of the Agent, and all monies, instruments and other property of the Company received for deposit in the Cash Concentration Account shall be held solely for the benefit of the Agent. The Cash Concentration Account shall be subject to written instructions only from the Agent (including written instructions set forth in this Letter Agreement). Instructions from the Agent (or the Company, to the extent that the Agent directs you to follow the instructions of the Company) with respect to the disposition of any and all money deposited in the Cash Concentration Account shall be understood to refer to, and be effective as to, only the disposition of collected funds and all funds as they become collected funds from time to time; you are not in any event obligated to transfer uncollected funds out of the Cash Concentration Account. You agree to:

                     (a) endorse and process, in accordance with your customary collection procedures, all checks and other remittance items you receive for deposit into the Cash Concentration Account from third-party remitters and deposit such checks and other remittance items in the Cash Concentration Account;

                     (b) not commingle any cash or other payments deposited in the Cash Concentration Account with other funds; and

                     (c) maintain a record of all checks deposited into the Cash Concentration Account by third-party remitters and other remittance items and deposits similarly deposited in the Cash Concentration Account and, in addition to providing the Company or the Agent, upon request therefor, with photostats, vouchers, enclosures, etc. (as appropriate) of such checks and other remittance items and deposits received, as well as a monthly statement, furnish to the Agent, free of any service charge payable by the Agent, your regular bank statement with respect to the Cash Concentration Account, with the words "The CIT Group/Business Credit, Inc., Re: Weiner's Stores, Inc." included thereon so that there is no confusion as to ownership of the Cash Concentration Account and so that CIT is able to properly identify the Cash Concentration Account.

                     From the date hereof, you hereby agree to follow the instructions of the Company with respect to the disposition of any and all money deposited in the Cash Concentration Account as directed by the Company unless and until you have received written instructions to the contrary from the Agent (which written instructions shall be sent by the Agent via facsimile to __________), in which case you agree to follow such instructions from the Agent; provided that such written instructions from the Agent shall not be effective until the first business day after your confirmed receipt of such written instructions from the Agent.

                     You waive and agree not to assert, claim or endeavor to exercise, and by executing this Letter Agreement bar and estop yourself from asserting, claiming or exercising, and you acknowledge that you have not heretofore received a notice from any other party asserting, claiming or exercising, any right of setoff, banker's lien or other purported form of claim with respect to the Cash Concentration Account and funds from time to time therein, except with respect to your right to charge the Cash Concentration Account for any reasonable fees and expenses, or chargebacks for uncollected items or other deposits, all in accordance with your customary practices and procedures. Except for such rights, you shall have no rights in the Cash Concentration Account or the funds therein. To the extent you may ever have any such other rights, you hereby expressly subordinate all such rights to all rights of the Agent.

                     You may terminate this Letter Agreement only upon thirty days' prior written notice to that effect to the Company and the Agent, by cancelling the Cash Concentration Account maintained with you and, pending the effective date of such termination, transferring all funds as they become collected funds, if any, in such Cash Concentration Account to the Agent. After the effective date of any such termination, you shall nonetheless remain obligated promptly to transfer to the Agent at such address anything from time to time received in the Cash Concentration Account including, but not limited to, any funds received for deposit in the Cash Concentration Account as they become collected funds.

                     Notwithstanding anything contained in this Letter Agreement to the contrary, you shall be entitled to maintain a minimum balance of no more than $10,000 in the Cash Concentration Account until the effective date of any termination of this Letter Agreement.

                     This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.



                                        Very truly yours,

                                        WEINER'S STORES, INC.

                                        By:
                                              Name:
                                              Title:




                                        THE CIT GROUP/BUSINESS CREDIT, INC.

                                        By:
                                              Name:
                                              Title:

Acknowledged and agreed to
as of the date first above written.


Chase Bank of Texas, N.A.

By:
      Name:
      Title:

                                                                    EXHIBIT F

                          FORM OF SUBSIDIARY GUARANTEE

                     SUBSIDIARY GUARANTEE, dated as of October __, 2000, by each of the corporations that are signatories hereto (the "Guarantors") in favor of THE CIT GROUP/BUSINESS CREDIT, INC., as agent (in such capacity, the "Agent") for the financial institutions (the "Lenders") from time to time party to the Credit Agreement described below.

                              W I T N E S S E T H :
                              - - - - - - - - - -


                     WHEREAS, WEINER'S STORES, INC., a Delaware corporation (the "Company"), is party to the Debtor-In-Possession Revolving Credit Agreement, dated as of October __, 2000, among the Company, the Lenders, and the Agent (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");

                     WHEREAS, pursuant to the terms of the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), the Lenders have severally agreed to make certain Loans (as defined in the Credit Agreement) to or for the benefit of the Company upon the terms and subject to the conditions set forth therein;

                     WHEREAS, the Company owns, directly or indirectly, all of the issued and outstanding stock of, or other equity interests in, each of the Guarantors;

                     WHEREAS, each Guarantor will derive substantial direct and indirect benefit from the holding and making of the Loans;

                     WHEREAS, the obligation of the Lenders to make the Loans is conditioned upon, among other things, the execution and delivery by each of the Guarantors of a Guarantee to the Agent for the ratable benefit of the Lenders;

                     NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Credit Agreement and to make the Loans, each Guarantor hereby agrees with and for the benefit of the Agent and the Lenders as follows:

                     1. Defined Terms. As used in this Guarantee, terms defined in the Credit Agreement (unless otherwise defined herein) are used herein as therein defined and the following terms shall have the following meanings:

                     "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of the property owned by it is bound.

                     "Requirement of Law" shall mean, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation (including, without limitation, Environmental Laws) or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                     2. Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Agent and the Lenders and their respective successors, endorsees, transferees and assigns, the prompt and complete payment by the Company when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, and each Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee. This Guarantee constitutes a guarantee of payment when due and not of collection, and each of the Guarantors specifically agrees that it shall not be necessary or required that the Agent or any Lender exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Company (or any other Person) before or as a condition to the obligations of such Guarantor hereunder.

                     (b) No payment or payments made by the Company, any of the Guarantors, any other guarantor or any other Person or received or collected by the Agent or any Lender from the Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations until the Obligations are paid in full and all Revolving Credit Commitments and Letters of Credit shall have expired or terminated.

                     (c) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent or any Lender on account of its liability hereunder, it will notify the Agent in writing that such payment is made under this Guarantee for such purpose.

                     3. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Paragraph 5 hereof. The provisions of this Paragraph 3 shall in no respect limit the obligations and liabilities of any Guarantor to the Agent and the Lenders, and each Guarantor shall remain liable to the Agent and the Lenders for the full amount being guaranteed hereunder by the Guarantors.

                     4. Right of Set-off. Without limiting in any way Paragraph 10(a) hereof, upon the occurrence and during the continuance of any Event of Default specified in the Credit Agreement, each Guarantor hereby irrevocably authorizes each Lender at any time and from time to time without notice to such

Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case, whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender to or for the credit or the account of such Guarantor, or any part thereof, in such amounts as such Lender may elect, against and on account of the obligations and liabilities of such Guarantor to such Lender hereunder and claims of every nature and description of such Lender against such Guarantor, in any currency, whether arising hereunder, under the Credit Agreement, the Notes, the other Loan Documents, the Letters of Credit or otherwise, as such Lender may elect, whether or not the Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Lender agrees to notify such Guarantor promptly of any such set-off and the application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Paragraph 4 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

                     5. Subrogation, etc. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or application of funds of any of the Guarantors by any Lender, no Guarantor shall exercise any of the rights of the Agent or any Lender which the Guarantor may acquire by way of subrogation, by any payment made hereunder, by reason of such set-off or application of funds or otherwise, against the Company or any other Guarantor or any collateral security or guarantee or right of offset held by any Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Agent and the Lenders by the Company on account of the Obligations are paid in full and all Revolving Credit Commitments and Letters of Credit have expired or terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, any Letter of Credit shall be outstanding or the Revolving Credit Commitments shall not have been terminated, such amount shall be held by such Guarantor in trust for the Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly endorsed by such Guarantor to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as required by the applicable Loan Documents.

                     6. Amendments, etc. with respect to the Obligations; Waiver of Rights. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Agent or any Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in party, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Lender and the Credit Agreement, the Notes, the other Loan Documents, any Letter of Credit and any other collateral security document or other guarantee or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent and/or any Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any of the Guarantors, the Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Company or any other Guarantor or guarantor, and any failure by the Agent or any Lender to make any such demand or to collect any payments from the Company or any such other Guarantor or guarantor or any release of the Company or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or any Lender against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                     7. Guarantee Absolute and Unconditional. Each Guarantor hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Lender upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Company or any of the Guarantors and the Agent or any Lender shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor hereby waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, the Notes, the Letters of Credit, any of the other Loan Documents, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Company against the Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Company or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Company or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or any Lender against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Agent and the Lenders, and their respective successors, endorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full, no Letter of Credit shall remain outstanding and the Revolving Credit Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Company may be free from any Obligations.

                     8. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

                     9. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Agent without set-off or counterclaim in U.S. Dollars at the office of the Agent located at 1211 Avenue of the Americas, New York, New York 10036, U.S.A.

                     10. Cash Management System. (a) Each Guarantor hereby agrees and covenants to (i) cause all cash and all proceeds from accounts receivable and the sale of Inventory to be deposited into the Depository Accounts, (ii) cause all remittances on credit card sales to be transferred into the Cash Concentration Account or a Depository Account on a daily basis, (iii) cause all funds in the Depository Accounts to be transferred into the Cash Concentration Account at least three (3) times per week, (iv) take all such actions as the Agent deems necessary or advisable to send all cash, all proceeds from the sale of Inventory, all remittances or other proceeds of Collateral to the Cash Concentration Account, (v) as soon as possible and in no event later than thirty (30) days following the Entry Date, each Guarantor shall enter into a Depository Account Agreement substantially in the form of Exhibit B with respect to each Depository Bank listed on Schedule 6.30 to the Credit Agreement,
(viii) take such actions as the Agent deems necessary or advisable to grant to the Agent dominion and control over the funds in the Cash Concentration Account. Each Guarantor shall promptly, and in any event not later than five (5) days after the opening of any such new account, notify the Agent in writing of the creation of any new Depository Account and shall at the time of such notice cause each Depository Bank maintaining a Depository Account to promptly, and in any event within thirty (30) days after the date of such notice enter into a Depository Account Agreement. If the Guarantors are unable to obtain a Depository Account Agreement from any financial institution that receives remittances or other proceeds of sales of Inventory within such thirty (30) day period, the Guarantors shall promptly thereafter terminate such accounts and establish new accounts at a financial institution that will enter into a Depository Account Agreement.

                     (b) As soon as practicable and in any event within thirty
(30) days of the Entry Date, each Guarantor shall use its best efforts (but not requiring any payment to be made by the Grantor) to deliver to the Agent a credit card bank depository account agreement, substantially in the form of
Exhibit I hereto, executed by each Guarantor and each credit card bank. Each Guarantor shall within five (5) days after to the establishment of any new credit card relationship, notify the Agent in writing of the creation of such new relationship and shall deliver to the Agent a credit card bank depository account agreement, substantially in the form of Exhibit I to the Credit Agreement, duly executed by such Guarantor and such new credit card servicer.

                     (c) Upon receipt by the Guarantors of collections of cash and any proceeds of the sale of Inventory, the Guarantors shall immediately deposit all such payments into the Cash Concentration Account or any Depository Account. The Guarantors shall cause all funds in the Depository Accounts and all remittances or other proceeds of credit card sales to be promptly transferred from the financial institution that receives such remittances or other proceeds or from the Depository Accounts to the Cash Concentration Account.

                     11. Representations and Warranties. Each Guarantor hereby represents and warrants that:

                     (a) such Guarantor is a corporation or partnership, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction set forth opposite its name on
           Schedule 1 attached hereto and has the corporate or partnership power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

                     (b) such Guarantor has the corporate or partnership power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary corporate or partnership action to authorize its execution, delivery and performance of this Guarantee;

                     (c) this Guarantee constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms;

                     (d) the execution, delivery and performance of this Guarantee will not violate any Requirement of Law or any Contractual Obligation applicable to or binding upon such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or assets of such Guarantor pursuant to the Requirement of Law applicable to it or any Contractual Obligation (other than any Liens created pursuant to the Loan Documents);

                     (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee; and

                     (f) no litigation or investigation known to such Guarantor or proceeding of or by any Governmental Authority or other Person is pending against such Guarantor (i) with respect to this Guarantee or
           (ii) which would have a Material Adverse Effect.

                     Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of each Loan under the Credit Agreement on and as of such date as though made hereunder on and as of such date.

                     12. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                     13. Paragraph Headings. The paragraph headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                     14. No Waiver; Cumulative Remedies. Neither the Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Potential Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

                     15. Integration; Waivers and Amendments; Successors and Assigns; Governing Law. This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Agent or any Lender relative to the subject matter hereof not reflected herein. None of the terms or provisions of this Guarantee may be waived, amended or supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Agent, provided that any provision of this Guarantee may be waived by the Agent and the Lenders in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns. THIS GUARANTEE SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                     16. Notices. All notices, requests and demands to or upon the Guarantors or the Agent or any Lender to be effective shall be in writing or by telecopy or telex and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, one day after deposit in the postal system, first class postage pre-paid, or, in the case of telecopy notice, confirmation of receipt received, or, in the case of telex notice, when sent, answerback received, addressed to a party at the address provided for such party on the signature page of the Credit Agreement or Schedule I hereto, as the case may be.

                     17. Counterparts. This Guarantee may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                     18. SUBMISSION TO JURISDICTION; WAIVERS. (A) EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                     (I) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO ANY LOAN DOCUMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                     (II) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS, AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                     (III) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF, BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH GUARANTOR AT ITS ADDRESS SET FORTH ON
           SCHEDULE I HERETO OR AT SUCH OTHER ADDRESS OF WHICH THE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT TO PARAGRAPH 16 HEREOF;

                     (IV) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

                     (B) EACH OF THE AGENT, EACH LENDER AND EACH GUARANTOR HEREBY UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS

AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

                     20. Authority of Agent. Each Guarantor acknowledges that the rights and responsibilities of the Agent under this Guarantee with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and such Guarantor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither such Guarantor, the Company nor any other Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

                     IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                                     WESTVIEW ADVERTISING, INC.


                                     By:
                                           ----------------------------------


                                     Name:
                                           ----------------------------------


                                     Title:
                                           ----------------------------------

                                   SCHEDULE 1
                                   ----------


        Guarantors                                      Jurisdiction
        ----------                                      ------------

         [TO COME]                                       [TO COME]

                                                                  EXHIBIT G(1)

THE CHASE MANHATTAN BANK            CHASE            Commercial Letter of Credit
                                                     Application and
                                                     Security Agreement


 WHEN TRANSMITTING THIS APPLICATION BY FACSIMILE ALL PAGES MUST BE TRANSMITTED

The undersigned represents and warrants that the terms and conditions contained in this Application are the same as those in the diskette provided to us by the Bank.

If Delivered by Hand - Deliver to:        If Mailed - Address as Follows:
      The Chase Manhattan Bank            The Chase Manhattan Bank           No.                     Date
      Global Trade Operations             Global Trade Operations            Expiry Date and Place of Expiry:
      55 Water Street, 17th Floor         P. O. Box 44                       Expiry date:                   Place of Expiry:
      New York, NY  10041-0199            New York, NY  1008-0044            Beneficiary:


Gentlemen: Please issue an IRREVOCABLE DOCUMENTARY letter of credit and transit
it by:                                            Amount in figures and words

|_|  Teletransmission      |_|  Mail      |_|Brief Teletransmission, full
|_|  Courier                                 details by mail

Applicant

Unless the undersigned or The Chase Manhattan Bank nominates a bank which is authorized to pay, or to accept, or to negotiate, the letter of credit will be freely negotiable. The Chase Manhattan Bank may nominate such a b bank in its sole discretion.

Advising Bank (if blank The Chase Manhattan Bank or affiliate or corresponds in the domicile of the beneficiary)

If the letter of credit is freely negotiable, it will be considered to be freely negotiable by any bank anywhere unless the place of expiry is indicated.
(The Chase Manhattan Bank in its sole discretion, may specify that the letter

Partial Shipment               Transhipment             Credit available:
(if blank allowed(             (if blank allowed)       |_|  by payment at sight ______.
|_|  Allowed                   |_|  Allowed             |_|  by deferred payment at _____.
|_|  Not Allowed               |_|  Not Allowed         |_|  by acceptance of drafts at _____.
Shipment:                                               |_|  by negotiation
From:                                                        against the documents detailed herein and Beneficiary's draft(s)
                                                             drawn on The Chase Manhattan Bank or The Chase Manhattan Bank's
For Transportation to:                                       affiliate or correspondent (at The Chase Manhattan Bank's option)
                                                             for 100% or ___% of invoice.

Not Later Than:                                         |_|  Insurance will be covered by us:

The following documents are required: complete
set unless otherwise stated.                            |_|  Full set of insurance |_| Policy |_| Certificate: covering the
                                                                                                  following risks:
                                                        |_|  All Risks   |_|  War   |_|  SR&CC    |_|  Other Risks (specify)
|_|  Commercial Invoice and _________________ copies.                                                  _________

|_|  Custom Invoice and ________________ copies.        |_|  Insurance coverage for ___% (Unless otherwise specified the minimum
|_|  Visaed Customs invoice and ____________ copies.         amount of insurance must be for 100% of the C.I.F. or C.I.P. value plus 10%.  If the C.I.F. value cannot be determined from the documents on their face, insurance must be for 100% of the drawing amount or 110%
                                                             OF the gross invoice amount, whichever is greater.
     TRANSPORT DOCUMENTS:

|_|  Full Set of Marine/Ocean Bill of Lading covering
     a port to port shipment consigned to the order of
     The Chase Manhattan Bank marked notify applicant
     indicating the name of the carrier, and indicating
     the goods have been loaded on board or shipped on
     a named vessel.                                    |_|  Packing List and _____ copies.

|_|  Full Set of Multimodal Transport document
     consigned to the order of The Chase Manhattan      |_|  Certificate of Origin and _____ copies.
     Bank marked notify applicant indicating the name   |_|  Inspection Certificate issued by ________________ and
     of the carrier or Multimodal transport operator,        purportedly signed by ________________________________
     and indicating that the goods have been
     dispatched, taken in charge or loaded on board.    |_|  Letter of Credit is transferable. (The Chase Manhattan Bank is authorized to include its standard transfer conditions and is authorized to nominate a Transferring Bank if the Letter of Credit is available for negotiation by any Bank)
|_|  Air Waybill consigned to The Chase Manhattan
     Bank marked notify applicant indicating the
     name of the carrier.

|_| If Consignee other than The Chase Manhattan ank ______________

|_|  If notify party other than
     Applicant ____________________________             |_|  Other Documents _____

The Transport Document must be marked                   |_|  See attached for further documents or instructions.
|_| Freight Collect
|_| Freight Prepaid


Covering: Merchandise described in the invoice as (Mention Commodity only in generic terms omitting details as to grade, quality, etc. Please do not attach copy of Purchase Order. Reference may be made to it for information only.)

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--------------------------------------------------------------------------------
Terms: |_| FAS __________ |_|FOB __________ |_| C&F __________ |_| CIF ________
       |_| Other __________

Documents must be presented for payment, acceptance, negotiation within ___ days (unless otherwise specified 21 days will be stipulated) after the date of issuance of the transport documents but within validity of letter of credit
All bank charges other than those of The Chase Manhattan Bank N.Y. are for the beneficiary's account.
Documents are to be forwarded in one dispatch.
Special Conditions:
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IN CONSIDERATION OF THE ISSUANCE BY YOU, THE CHASE MANHATTAN BANK, AT THE
REQUEST OF THE UNDERSIGNED OF YOUR COMMERCIAL LETTER OF CREDIT (HEREINAFTER CALLED THE "CREDIT") SUBSTANTIALLY IN ACCORDANCE WITH THE FOREGOING APPLICATION, THE UNDERSIGNED HEREBY AGREES TO ALL THE TERMS AND CONDITIONS SET FORTH ON THE FACE AND REVERSE HEREOF, ALL OF WHICH HAVE BEEN READ AND UNDERSTOOD BY THE UNDERSIGNED. IN ADDITION, THE CUSTOMER OF AN APPLICANT BANK OR COMMERCIAL FINANCE/FACTORING COMPANY BY ITS SIGNATURE BELOW IRREVOCABLY AUTHORIZES YOU TO DELIVER ALL DOCUMENTS PRESENTED OR OTHERWISE RECEIVED BY YOU UNDER THE TERMS OF THE CREDIT AND/OR THE UNDERLYING MERCHANDISE TO THE APPLICANT BANK COMMERCIAL FINANCE/FACTORING COMPANY.

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|_|  We have previously executed The Chase Manhattan Bank's Continuing Letter of
Credit Agreement and this Application is subject to the terms and conditions thereof (if this box is checked, only the cover sheet of this Application needs to be  transmitted
to The Chase Manhattan Bank
--------------------------------------------------------------------------------

APPLICANT/APPLICANT BANK OR COMMERCIAL FINANCE/FACTORING


APPLICANT

Name
     ---------------------------------------------------------
Address
        ------------------------------------------------------
By
   -----------------------------------------------------------
Title
      --------------------------------------------------------
      (Signature must be on file with The Chase Manhattan Bank)



COMPANY (where applicable)

Name
     ---------------------------------------------------------
Address
        ------------------------------------------------------
By
   -----------------------------------------------------------
Title
      --------------------------------------------------------
      (Signature must be on file with The Chase Manhattan Bank)


Our account No. with The Chase Manhattan Bank _________________________

         1. The Applicant authorizes the Bank to set forth in the Credit the terms in this Application in such language as the Bank may deem appropriate with such variations from such terms as the Bank may in its discretion determine are necessary and are not materially inconsistent with this Application.

         2. As to any drawing under the Credit payable in United States currency, Applicant shall reimburse the Bank at its office noted on the Application (or at such other office as the Bank may advise) in U.S. currency in immediately available funds, the amount paid on such drawing, with interest from the date of payment (at the maximum rate permitted by law) ("Interest"), or, if so demanded by the Bank to pay to it at said office, in advance, the amount required to pay such drawing. As to a drawing payable in another currency, reimbursement shall be the equivalent of the amount paid in U.S. currency at the Bank's then selling rate for cable transfers to the place of payment together with Interest. If the Bank has no rate for cable transfers to the place of payment in the currency in which any such drawing is made, Applicant shall pay the Bank, in U.S. currency in immediately available funds, an amount which in the Bank's sole judgment shall be sufficient to meet Applicant's liabilities in respect of the Credit, which amount may be applied by the Bank at any time as a payment on account of such liabilities, or, at the Bank's option, held as security therefor; it being understood, however, that Applicant shall remain liable for any deficiency which may result if such amount in U.S. legal tender shall prove to be insufficient to effect full payment or reimbursement to the Bank at the time when a rate of exchange for such cable transfers shall again be quoted by the Bank.

         3. Applicant shall pay the Bank, on demand, its commission, charges and expenses (including reasonable inside and outside counsel fees, expenses and charges) incurred in connection with the Credit. and correspondent's charges, if any.

         4. All payments made by the Applicant hereunder shall be made free and clear of and without deduction for any present or future foreign taxes, levies, imposts, claims, setoffs. charges, withholdings and liabilities with respect thereto of any nature or description. The Applicant hereby authorizes the Bank to charge the Applicant's account(s) maintained with the Bank without notice to the Applicant for any and all amounts due to the Bank hereunder.

         5. Applicant hereby grants the Bank a security interest in and recognizes and admits the Bank's unqualified right to the possession and disposition of all property shipped under or in connection with the Credit and in and to all shipping documents, warehouse receipts, policies or certificates of insurance and other documents or instruments accompanying or relative to drawings under the Credit and in and to the proceeds of each and all of the foregoing, all to be held by the Bank as collateral security for the prompt and unconditional payment of all obligations and liabilities of the Applicant to the Bank ("Obligations").

         6. I n order to secure further the payment of the Obligations. the Bank is hereby given a continuing lien for the amount of all Obligations upon any and all property of the Applicant in the Bank's (or any of its affiliates', including without limitation, Chase Securities Inc. ("Affiliates")) actual or constructive possession or in transit to them or their correspondents or agents from or for the Applicant and the proceeds thereof, whether for safekeeping, custody. pledge. transmission, collection, or otherwise or coming into the Bank's or an Affiliate's possession in any way, or placed in any safe deposit box leased by the Bank to the Applicant. The Bank is also hereby given a continuing lien and right of set-off for the amount of the Obligations upon or with respect to any and all deposits (general or special) and credits of the Applicant with the Bank, credits payable by the Bank to the Applicant. and any and all claims of the Applicant against the Bank at any time existing, and the Bank is hereby authorized at any time or times, without prior notice, to apply such deposits or credits, or any part thereof to the Obligations and in such amount as the Bank may select. even though contingent and/or unmatured, and whether the collateral security therefore is deemed adequate or not (All of the foregoing, together with the property enumerated in paragraph 5 hereof, as well as any property in which the Bank may now or hereafter be granted a security interest or which may be deposited with the Bank or it's agents by the Applicant to secure Obligations are herein collectively called "Collateral"). if the Applicant, as registered holder of Collateral, shall become entitled to receive or does receive any stock certificate, option, or right, whether as an addition to, in substitution of or in exchange for Collateral, or otherwise. the Applicant agrees to accept same as the Bank's agent and to hold same in trust for the Bank, and to deliver the same to the Bank forthwith in the exact form received, with the Applicant's endorsement when necessary to be held by the Bank as Collateral.

         7. Applicant will indemnify the Bank from and against all claims, suits, losses, liabilities, assessments or judgments and other expenses which the Bank may at any time sustain or incur by reason of, or in consequence of, or arising out of. issuance of the Credit. It is the intention of the parties that this Agreement shall be construed and applied to protect and indemnity the Bank and its officers, agents and employees against all risks involved in the issuance of the Credit, which are hereby assumed by the Applicant, including, without limitation, all risks of the acts or omissions. whether rightful or wrongful, of any present or future de jure or de facto governmental authority or regulatory authority (all such acts and omissions, herein called "Government Acts"). The Bank shall not be liable for failure to pay a drawing under the Credit resulting from any Government Acts or any other cause beyond the Bank's control or the control of the Bank's agents or subagents. The Bank shall be subrogated to all of the Applicant's rights against the beneficiary of the Credit upon its accepting drafts drawn under, honoring or paying (as applicable) the Credit. and in furtherance of the foregoing, the Applicant agrees to execute. deliver and acknowledge such documents and take such other and further action as the Bank may deem necessary or desirable to effectuate the assignment of the Applicant's rights against the beneficiary of the Credit to the Bank.

         8. Applicant agrees (a) that the Bank or its correspondents may accept or pay, as complying with the terms of the Credit, any drafts, claims or other documents otherwise in order which may be signed or issued by one who purports to be the administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, legal representative or any other entity succeeding or purporting to succeed de facto or de jure to the powers, rights or privileges of any party who is authorized to draw under the Credit (b) that the Bank has no obligation to dishonor any drafts, claims or other documents otherwise in order in the absence of an injunction issued by a court of competent jurisdiction and (c) that in the event of any extension of the maturity or time for negotiation or presentation of drafts, claims, acceptances or documents, increase in the amount of the Credit, or other modification of the terms or provisions of the Credit at the request or with the consent of any Applicant, with or without notification to the other Applicants, if any, this Agreement shall be binding upon all Applicants with regard to (i) the Credit so extended, increased, or otherwise modified, (ii) drafts. claims, documents and property covered thereby, and (iii) any action taken by the Bank or any of its correspondents in accordance with such extension. increase, or other modification.

         9. Bank shall not be responsible for any payment against presentation of drafts, claims, or documents which do not strictly comply with the terms of the Credit provided the Bank determines in good faith that such drafts, claims or documents substantially comply with the terms of the Credit. The Bank shall have sole discretion to decide whether to pay against drafts, claims or documents which in the Bank's judgment substantially comply with the terms of the Credit.

         10. In case of any purported variation between the Applicant's instructions and the requirements of the Credit or between documents accepted by the Bank or its correspondents and the requirements of the Credit for which the Bank is otherwise responsible. Applicant shall be conclusively deemed to have waived any right to object to such variation unless the Applicant immediately upon receipt of a copy of the Credit or such documents or acquisition of knowledge of such variation by any Applicant files objection with the Bank in writing specifying each variation to which objection is made and the basis of each objection. No legal proceeding or action shall be brought by Applicant against the Bank arising from any purported variation or payment made by the Bank or charge made by the Bank to any account of the Applicant unless (i) Applicant shall have first given the written notice as required in this paragraph and (ii) such legal proceeding or action shall be commenced in a Court of competent jurisdiction in the State of New York within one year from the date when such copy of the Credit or document or acquisition of such knowledge was delivered, mailed or acquired to or by the Applicant.

         11. The Applicant agrees to procure promptly any necessary import, export, or other license for the importing, exporting, shipping, or warehousing of any property shipped under, pursuant to, or in connection with the Credit or covered by any document held by the Bank relative to any draft or claim accepted by the Bank, and to comply with all foreign and domestic laws and governmental regulations in regard to the shipment and/or importation and/or exportation and/or warehousing and/or the financing thereof, and to furnish such certificates in that respect as the Bank may at any time require.

         12. The Applicant consents that, without the necessity for any reservation of rights against the Applicant and without notice or further assent by the Applicant, the liability of any party for or upon Obligations may from time to time, in whole or in part, be renewed, extended, modified, released, discharged, accelerated, compromised, settled for cash, credit, or otherwise upon any terms and conditions the Bank may deem advisable and that the Bank may discharge or release any other party from any liabilities, all without in any way affecting or releasing the liability of the Applicant under this Agreement.

         13. If any Applicant shall fail to perform any agreement herein contained or contained in any security document or other agreement entered into by the Applicant with, or delivered by the Applicant to, the Bank or another, or if any Applicant defaults in the punctual payment of any sum payable upon the Obligations or upon the happening with respect to any Applicant, an indorser or any guarantor of Obligations, or any of them of any of the following: the commencement of any proceeding, suit or action (at law or in equity) for reorganization, dissolution, or liquidation-suspension or liquidation of its/their usual business, insolvency, the filing of a voluntary or involuntary petition under any of the provisions of any bankruptcy or similar law, dissolution, application for, or appointment of. a conservator, rehabilitator, or receiver of any of them or their property in any jurisdiction-, termination of existence; death; issuance of an injunction or an order of attachment; entry of a judgment; failure to pay any tax when due; the making of any tax assessments by the United States or any state; the calling of a meeting of creditors; appointment of a committee of creditors or liquidating agent; offering a composition or extension to creditors: assignment for benefit of creditors, making or sending notice of an intended bulk transfer, commencement of any proceeding for enforcement of a money judgment under Article 52 of the New York Civil Practice Law and Rules or amendments thereto: failure after demand to furnish any financial information or to permit the inspection of books or records of account: the making of any misrepresentation to the Bank for the purpose of obtaining the Credit or an extension of credit- or if at any time in the Bank's opinion the financial responsibility of any of them shall become impaired, then in any of those events all of the Obligations, although contingent and not mature, shall, without notice or demand, forthwith become and be immediately due and payable, notwithstanding any time or credit otherwise allowed under any of the Obligations or under any instrument evidencing the same.

         Upon the happening of any of the events hereinabove set forth, and at any time thereafter, the Bank shall have. in addition to all other rights and remedies, the remedies of a secured party under the New York Uniform Commercial Code The Applicant shall, upon the Bank's request, assemble the Collateral and make it available to the Bank at a place to be designated by the Bank which is reasonably convenient to the Bank and the Applicant The Bank will give the Applicant notice of the time and place of any public sale of the Collateral or of the time after which any private sale or any other intended disposition thereof is to be made, by sending notice, as provided below, at least five days before the time of sale or disposition, which provisions for notice the Bank and the Applicant agree are reasonable. No notice need be given by the Bank with respect to Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market.

         The Bank may apply the net proceeds of any sale. lease, or other disposition of Collateral after deducting all costs and expenses of every kind incurred herein or incidental to the retaking, holding, preparing for sale, selling, leasing or the like of said Collateral, or in any way relating to the rights of the Applicant thereunder, including reasonable inside or outside counsel fees and expenses. to the payment, in whole or in part, in such order as the Bank may elect, of one or more of the Obligations. whether due or not due, absolute or contingent, making proper rebate for interest or discount on items not then due, and only after so applying such net proceeds and after the payment by the Bank of any other amounts required by any existing or future provision of law (including Section 9-504(1)(c) of the Uniform Commercial Code of any Jurisdiction in which any of the Collateral may at the time be located) need the Bank account for the surplus, if any. The Applicant shall remain liable to the Bank for the payment of any deficiency. The Bank may pay any surplus to any Applicant and such payment shall be a complete discharge as to all other Applicants.

         The Applicant will, at any time on the Bank's request, sign financing statements, trust receipts. security agreements or other agreements with respect to any Collateral notwithstanding the foregoing, the Applicant hereby authorizes the Bank, as the agent of the Applicant, to sign and file any such statements, receipts and agreements. The Applicant agrees to pay all filing fees and to reimburse the Bank for all costs and expenses of any kind incurred in any way in Connection with the Collateral.

         14. Any notice to the Bank shall be in writing and deemed effective only if sent to and received at the branch, division or department conducting the transaction or transactions hereunder. Notwithstanding the foregoing, the Bank may act in reliance on any oral, written or teletransmitted request or notice believed by it in good faith to have been authorized by any Applicant, whether or not in fact sent, authorized, given or signed by an Applicant or authorized person. If this Application or any amendments or notices with respect thereto or with respect to the Credit is received by the Bank by means of a facsimile transmission, the Applicant hereby authorizes the Bank to accept and to act in reliance upon such Application, amendment or notice and the Applicant shall be bound by the terms of such Application, amendment or notice as if it were the original executed version thereof. The transmission of this Application, any amendments thereto and any notice with respect to the Credit by facsimile transmission will be entirely at the risk of the Applicant and the Bank shall not be liable for any mistake or omission in such transmission nor for the fact that such transmission was unauthorized or fraudulent. Any notice or demand on any Applicant shall be binding on all of the Applicants and shall be deemed effective if not first otherwise made or given when sent to any Applicant by mail, teletransmission, telephone, or otherwise to the last address or telephone number of such Applicant appearing on the Bank's records with the same effect as if the same were actually delivered to and received by each Applicant in person. Each of the Applicants hereby irrevocably designates each of the other Applicants as agent to receive notice and demand hereunder on its behalf. Bank shall not by any act, delay, omission, or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver whatever shall be valid unless in writing, and signed on behalf of the Bank, and then only to the extent therein set forth. A waiver by the Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which it would otherwise have on any future occasion. No term or provision of this Agreement may be changed orally and no executory agreement unless in writing and signed on behalf of the Bank, and no course of dealing between the Applicant and the Bank shall be effective to change or modify or to discharge in whole or in part this Agreement. All of the Bank's rights and remedies hereunder shall be cumulative and may be exercised singly or concurrently.

         15. In the event that the Bank, at the request of any Applicant, extends, renews or refinances any of the obligations arising under paragraph 1 or paragraph 2 hereof, by means of (a) bankers acceptances created by the acceptance of drafts drawn by any Applicant on the Bank, (b) drafts drawn by the beneficiary of the Credit and accepted by the Bank or its correspondent, (c) notes made by any Applicant or (d) in the event that the Bank further extends, renews. or refinances, from time to time, any such banker's acceptance, draft or note. then, and in consideration thereof, the Applicant agrees to pay to the Bank the amount of each banker's acceptance or draft in the manner provided in paragraph 1 or paragraph 2 hereof as the case may be, for the payment of time drafts drawn under the Credit. or, if a note is involved, then in the manner provided in the note. The Applicant further agrees that with respect to any such extension renewal or refinancing, all of the terms, conditions, agreements, and obligations contained in this Agreement shall apply thereto and that the Bank shall have all the rights and remedies set forth in this Agreement as well as those set forth in any other document signed by or on behalf of any Applicant. Should the Applicant obtain a steamship guarantee or airway release in connection with the Credit, the Applicant authorizes the Bank to honor drafts or claims presented under the Credit, whether or not such drafts or claims and/or accompanying documents comply with the terms of the Credit and regardless of the amount of such draft or claim, and the Applicant agrees to reimburse the Bank for all such drafts or claims honored by it.

         16. If any Applicant or guarantor of Obligations acts in anyway, including but not limited to seeking an injunction or restraining order; temporary or permanent, or order of attachment as to any drafts, claims, acceptances, or payments under the Credit, which has or may have the effect of preventing or delaying payment, acceptance or remittance by the Bank of or on any draft, claim or acceptance or discharging any Applicant or guarantor of Obligations, Applicant agrees: (i) that the Applicant will only commence such an action in a court of competent jurisdiction located in the County of New York, State of New York; (ii) to bear and pay all of the Bank's expenses of any kind, including without limitation, reasonable inside or outside counsel fees, incurred by it in respect of such an action, (iii) to be bound by the Bank's decision, which it shall have exclusive discretion to make, to settle, pay or compromise any drawing on or claim made against it. of any nature or description relating to the Credit, including without limitation, for costs, interest, demurrage, fines, penalties, legal fees or any expenses or charges, whether or not actually incurred, and irrespective of amount, and to reimburse or pay the Bank promptly on demand for all payments it elects to make with Interest; and
(iv) to provide and to continue to provide to the Bank surety, indemnity or collateral upon its demand in any amount which, in its sole judgment, it determines is reasonable and necessary to protect its interests. Each Applicant agrees that the failure of any Applicant to comply with any provision set forth in this paragraph within ten calendar days after any demand shall require the dismissal with prejudice of any action brought by an Applicant against the Bank. Each Applicant shall remain liable to indemnity and hold the Bank harmless as set forth above.

         17. Bank and Applicant in any litigation (whether or not arising out of relating to this agreement or to any Obligations) in which the Bank and any Applicant shall be adverse parties, irrevocably waive trial by jury and the Applicant in addition waives the right to interpose any defense based upon any Statute of Limitations or any claim of laches, waiver. estoppel. or set-off, or to assert any counterclaim however denominated or recover any, special, exemplary, punitive or consequential damages of any nature in any such Litigation. Applicant will bear and pay all expenses of every kind for the enforcement, protection or defense of any of the Bank's rights herein mentioned.

         18. Each Applicant submits in any legal proceeding relating to this Agreement or the Credit to the non-exclusive in personam jurisdiction of any court of competent jurisdiction sitting in the State of New York and agrees to suit being brought in any such court; waives any objection that it may now or hereafter have to the venue of such proceeding in any such court or that such proceeding was brought in an inconvenient Court; agrees that service of process in any such legal proceeding may be made, and shall be conclusively deemed sufficient and adequate, by mailing of copies thereof (by registered or certified mail, if practicable) postage prepaid. or by teletransmission, to Applicant at its address set forth above or such other address of which the Bank shall have been notified in writing, in which event, service shall be deemed complete upon the filing with the court of a Copy of the process mailed or sent and an affidavit attesting to the mailing or sending, and agrees that nothing herein shall affect the Bank's right to effect service of process in any other manner permitted by law.

         19. The term "Applicant" as used throughout this Agreement shall include each entity executing the foregoing application and (a) any entity or entities to which all or a substantial portion of the business or assets of said Applicant shall have been transferred, (b) in case of a partnership, any new partnership which shall have been created by reason of the admission of any new partner or partners therein or the dissolution of the existing partnership by death, resignation. or other withdrawal of any partner, and (c) in the case of a corporation, any other corporation into or in which the Applicant shall have been merged, consolidated, reorganized, or absorbed. If this application is signed by more than one Applicant, it shall be the joint and several agreement of all such Applicants.

         20. The Applicant hereby certifies that the merchandise to be shipped under the Credit is not prohibited under the Foreign Assets Control Regulations of the United States Treasury Department and that any importation covered by the Credit complies in every respect with all existing United States Government regulations.

         21. THE CREDIT SHALL BE SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION, INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500) AND ANY AMENDMENTS THERETO AND REVISIONS THEREOF.

         22. (a) If any change in any law or regulation or in the interpretation or application thereof by any court or administrative or governmental authority charged with the administration thereof shall either (i) impose, modify, or make applicable any reserve, special deposit, assessment insurance premium, or similar requirement in connection with the Credit or (i) impose on the Bank any other condition regarding the Application or the Credit, and the result of any event referred to in subsection (i) or (ii) above shall be to increase the cost to the Bank of issuing or maintaining the Credit (which increase in cost shall be the result of the Bank's reasonable allocation of the aggregate of such cost increases resulting from such events) then, upon demand by the Bank, the Applicant shall immediately pay to the Bank, from time to time as specified by the Bank additional amounts which shall be sufficient to compensate the Bank for such increased cost, together with interest on each such amount from the date demanded until payment in full thereof at the rate and on the terms set forth in section 2 above. A certificate as to such increased cost incurred by the Bank as a result of any event mentioned in subsection (i) or (ii) above submitted by the Bank to the Applicant, shall be conclusive, absent manifest error, as to the amount thereof. (b) In the event the Bank shall have determined that the adoption of any law, rule or regulation regarding capital adequacy, or any change therein or in the interpretation or application thereof or compliance by the Bank or any corporation controlling the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or governmental authority, does or shall have the effect of reducing the rate of return on the Bank's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Bank or such corporation could have achieved but for such adoption, change or compliance (taking into consideration the Bank's or such corporation's policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then from time to time, after submission by the Bank to Applicant of a written request therefor (which shall be conclusive and binding upon the Applicant absent manifest error). Applicant shall pay to the Bank such additional amount or amounts as will Compensate the Bank of such corporation for such reduction.

         23. This Agreement shall be deemed to be executed in the State of New York and the State and Federal courts in the State of New York shall have exclusive jurisdiction over any suit commenced by Applicant or the Bank against the other.

         24. This Agreement shall continue in full force and effect until the expiration of the Credit, but notwithstanding any such expiration, this Agreement shall continue in full force and effect until all Obligations then outstanding (whether absolute or contingent) shall have been paid in full and all rights of the Bank hereunder shall have been satisfied or other arrangements for the securing of such rights satisfactory to the Bank shall have been made.

         25. Any provision of this Agreement which may prove or be declared invalid or unenforceable under any law shall not affect the validity of any other provision hereof. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW RULES

                                                                 EXHIBIT G(2)

The Chase Manhattan Bank                       L/C No. ________________


APPLICATION FOR IRREVOCABLE STANDBY LETTER OF CREDIT
If Delivered by Hand - Deliver to                If Mailed - Address As Follows:
The Chase Manhattan Bank                         The Chase Manhattan Bank
Global Trade Operations - 17th Floor             Global Trade Operations
55 Water Street, New York, NY                    P.O. Box 44
                                                 New York, NY 10008


For Facsimile Transmissions:  Fax No. (212) 363-5656.
When transmitting this Application by facsimile, all pages must be transmitted. The undersigned represents and warrants that the terms and conditions contained in this Application are the same as those in the diskette provided to us by the Bank


Gentlemen:

Please issue an IRREVOCABLE Letter of credit and transmit it by:

[ ] Mail      [ ] Teletransmission - Telex #/Answerback________________
[ ] Other (Please stipulate) _________ as follows:



-----------------------------------    -----------------------------------------
    ADVISING BANK, IF APPLICABLE              FOR ACCOUNT OF APPLICANT(S))
(IF BLANK, YOUR CORRESPONDENT BANK)               (NAME AND ADDRESS)
-----------------------------------    -----------------------------------------
     IN FAVOR OF (BENEFICIARY)                          AMOUNT
         (NAME AND ADDRESS)
-----------------------------------    -----------------------------------------
                                       -----------------------------------------
                                       DRAWINGS MUST BE PRESENTED FOR
                                       NEGOTIATION OR PRESENTED TO DRAWEE ON OR
                                       BEFORE
                                              -----------------
                                              (EXPIRATION DATE)
-----------------------------------    -----------------------------------------

Available by drafts at sight drawn on you or your correspondent when accompanied by the following document(s):

Beneficiary's dated statement purportedly signed by one of its officials reading (Please state within the quotation marks the wording to appear on the statement to be presented)

"The amount of this drawing $               under The Chase Manhattan Bank


L/C No.    represents funds due us as
                                     -------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
[ ]  See attached for further instructions
[ ]  Our Account No. with The Chase Manhattan Bank
                                                   -----------------------------
[ ]  Our Contact (Account Officer) with The Chase Manhattan Bank
                                                                ----------------

                                    AGREEMENT

IN CONSIDERATION OF YOUR ISSUING, AT THE REQUEST OF THE APPLICANT(S), YOUR IRREVOCABLE LETTER OF CREDIT (HEREINAFTER THE "CREDIT") SUBSTANTIALLY IN ACCORDANCE WITH THE FOREGOING APPLICATION, THE APPLICANT(S) BY ITS/FHEIR SIGNATURES BELOW HEREBY ACKNOWLEDGE(S) AND AGREE(S) JOINTLY AND SEVERALLY TO BE BOUND BY THE TERMS AND CONDITIONS WHICH FOLLOW, ALL OF WHICH HAVE BEEN READ AND UNDERSTOOD.


----             --------------                  ----            --------------
DATE             APPLICANT NAME                  DATE            APPLICANT NAME


------------------------------                   ------------------------------
AUTHORIZED SIGNATURE AND TITLE                   AUTHORIZED SIGNATURE AND TITLE


                                                                   -------------
                                                                   BANK USE ONLY
                                                                   -------------
                                                                        V.S
                                                                   -------------

                              TERMS AND CONDITIONS

                                 PAYMENT TERMS:

         1. The Applicant agrees to pay to you on demand in same day funds at your main office in United States currency:

         (a) as to drafts or claims payable in United States currency drawn or made under the Credit, the amount paid thereon with interest from the date of such payment at a fluctuating rate per annum equal to 2% above the rate publicly announced by you from time to time in New York as your prime rate, which rate is not intended to be the lowest rate of interest charged by you to your borrowers, calculated on the basis of a 360 day year for the actual number of days elapsed;

         (b) the equivalent of drafts or claims payable in currency other than United States currency drawn or made under the Credit consisting of (i) the amount paid on each draft or claim at your then applicable selling rate for cable transfers to the place where and in the currency in which such draft or claim is payable (if you have no such selling rate at such time, the Applicant shall pay you the actual cost to you of settlement of your obligation with respect to the draft or claim); and (ii) interest from the date of such payment at the rate and on the terms set forth in subsection 1 (a) hereof; and (iii) any and all other expenses or charges incurred by you in issuing or effecting payment under the Credit in such foreign currency; and

         (c) such commission for the issuance of the Credit and such fees at such rate as you determine and any and all expenses, obligations, charges, and liabilities paid or incurred by you or any of your correspondents, or for which you or they may become liable, together with interest, from the date paid or incurred, at the rate and on the terms set forth in subsection 1 (a) above.


         Such payments shall be made free and clear of and without deduction for any present or future foreign taxes, levies, imposts, deductions, charges, withholdings, and all liabilities with respect thereto.

         2. You are hereby authorized to charge the Applicant's account(s) maintained with you for any and all amounts due to you hereunder.

EXTENSIONS, INCREASES, OR MODIFICATIONS OF THE CREDIT-.

         3. In the event of any increase, extension, or other modification of the terms of the Credit at the request or with the consent of any Applicant, the request shall be binding upon all Applicants and guarantors with regard to: (a) the Credit so increased, extended, or otherwise modified; (b) drafts or claims, required statements, and documents covered thereby; and (c) any action taken by you in accordance with such increase, extension, or other modification.

RESPONSIBILITIES AND LIABILITIES:

         4. (a) Neither you nor any of your correspondents shall be responsible for, and the Applicant's obligation to reimburse you shall not be affected by:
(i) the form, validity, accuracy, sufficiency, legal effect, or genuineness of drafts, claims, documents, or required statements, even if such drafts, claims, documents, or statements should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged; (ii) failure of any draft or claim to bear any reference or adequate reference to the Credit; (iii) omissions, interruptions, or delays in transmission or delivery of any message by mail or teletransmission; (iv) any act, error, default, omission, or failure in business of any correspondent or for any consequences arising from causes beyond your control; or (v) any payment against presentation of drafts, claims, documents, or required statements which do not strictly comply with the terms of the Credit provided such drafts, claims, documents, or required statements substantially comply with the terms of the Credit. You shall have sole discretion to decide whether to pay against drafts, claims, documents, or required statements which substantially comply with the terms of the Credit.

         (b) You are authorized to accept an authenticated teletransmission claim from the beneficiary containing any required statement(s) in lieu of any required draft and any required signed statement(s). Unless the Credit expressly provides to the contrary, the Applicant agrees that you may pay or pay against, as complying with the terms of the Credit, any draft, claim, required statement, or other document otherwise in order or which substantially complies with the terms of the Credit, even if any draft, claim, required statement, or other document may be purportedly signed or issued by an administrator, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, successor, legal representative, or any other party succeeding de facto or de jure to the powers, rights, or privileges of the party who is authorized under the Credit to draw or issue any drafts, claims, required statements, or other documents.

         (c) In case of any variation between the Applicant's instructions and the requirements of the Credit or between documents or required statements accepted by you or your correspondents and the requirements of the Credit for which you are otherwise responsible hereunder, the Applicant shall be conclusively deemed to have waived any right to object to such variation unless immediately upon any Applicant's receipt of a copy of the Credit or of such documents or required statements or notice of such variation the Applicant files written objection with you specifying each variation to which objection is made. No legal proceeding or action shall be brought by Applicant against you arising from any such variation unless (i) the Applicant shall have given the written notice as required in this subsection (c) and (ii) such legal proceeding or action shall be commenced in a court of competent jurisdiction sitting in the State of New York within one year after the date when such copy of the Credit or documents or required statements were delivered or mailed to the Applicant.

         (d) Any action, inaction, or omission taken or suffered by you or by any of your correspondents under or in connection with the Credit or any relative drafts, claims, documents, or property, if in good faith and in conformity with foreign or U.S. laws, regulations, or customs applicable thereto, shall be binding upon the Applicant, shall not affect the Applicant's obligation hereunder to reimburse you, and shall not place you or any of your correspondents under any resulting liability to the Applicant.

         (e) You and your correspondents may act in reliance upon any oral, written, or teletransmitted request or notice believed by you in good faith to have been authorized by the Applicant, whether or not given or signed by an authorized person.

         (f) In no event shall you be liable for any indirect, special or consequential damages, even if you are advised of the possibility thereof in advance.

INCREASED COSTS:

         5. If any change in any law or regulation or in the interpretation or application thereof by any court or administrative or governmental authority charged with the administration thereof shall either (a) impose, modify, or make applicable any reserve, special deposit, assessment, insurance premium, or similar requirement in connection with letters of credit issued by you or (b) impose on you any other condition regarding the Application or the Credit, and the result of any event referred to in subsection (a) or (b) above shall be to increase the cost to you of issuing or maintaining the Credit (which increase in cost shall be the result of your reasonable allocation of the aggregate of such cost increases resulting from such events), then, upon demand by you, the Applicant shall immediately pay to you, from time to time as specified by you, additional amounts which shall be sufficient to compensate you for such increased cost, together with interest on each such amount from the date demanded until payment in full thereof at the rate and on the terms set forth in subsection I(a) above. A certificate as to such increased cost incurred by you as a result of any event mentioned in subsection (a) or (b) above, submitted by you to the Applicant, shall be conclusive, absent manifest error, as to the amount thereof.

COLLATERAL:

         6. As collateral security for the payment of any obligation or liability of the Applicant to you arising under or in connection with the Credit or this Application ("Obligations"), the Applicant hereby grants you a security interest in and you are hereby given a continuing lien for the amount of the Obligations upon any property of the Applicant in your actual or constructive possession or control.

EFFECT OF RELEASES, EXTENSIONS,
MODIFICATIONS, OR RENEWALS:

         7. The Applicant consents that, without notice to or further assent by the Applicant, the liability of any Applicant for or upon any Obligation may from time to time, in whole or in part, be renewed, extended, modified, released, or settled by you without affecting or releasing in any way the liability of any other Applicant.

EVENTS OF DEFAULT OR FAILURE OF PERFORMANCE:

         8. If any Applicant defaults in the punctual payment of any sum payable upon Obligations or fails to perform any agreement entered into with you or another, or upon the happening with respect to any Applicant or guarantor of the Obligations of any of the following: the commencement of any voluntary or involuntary proceedings for reorganization, dissolution, or liquidation; suspension or liquidation of its/ their usual business; insolvency; application for, or appointment of, a conservator, rehabilitator, or receiver of any of them or their property in any jurisdiction death. termination of existence; offering a composition or extension to creditors; assignment for the benefit of creditors; the making or sending notice of an intended bulk transfer; the making of any misrepresentation to you for the purpose of obtaining credit; or, in your opinion, impairment of financial responsibility of any of them; then, in any of those events, all the Obligations, although contingent and not mature, shall, without notice or demand, be immediately due and payable.

CHANGE IN OWNERSHIP/CONTROL OR
FUNDAMENTAL CHANGE:

         9. If either (a) a person or entity or combination of persons or entities acting in unison purchases a majority of the voting shares of the Applicant (or of any guarantor or other provider of credit support for the Obligations) or any direct or indirect parent of Applicant (or any such guarantor or other provider of credit support) or otherwise acquires direct or indirect control of the Applicant (or any such guarantor or other provider of credit support) or the ability to direct the operation of the Applicant (or any such guarantor or other provider of credit support) or (b) a Fundamental Change (as hereinafter defined) occurs, the Applicant shall on demand deposit with you, and pledge to you and grant to you a security interest in, an amount deemed sufficient by you, in your discretion, to secure the Obligations. The Applicant
(i) shall execute ail such documentation which you request to evidence, perfect, and maintain such deposit, pledge, and security interest and (ii) irrevocably authorizes you to act as the Applicant's agent and attorney-in-fact to execute such documentation in the Applicant's name, with or without designation of your authority, and acknowledges that the Applicant shall be obligated in respect of such documentation as if executed by one of its authorized signatories. "Fundamental Change" means the sale or transfer of, or the creation or incurrence of a lien over, all or substantially all of the business assets of the Applicant or its subsidiaries (or of any guarantor or other provider of credit support for the Obligations), in one transaction or series of transactions, or the occurrence of any transaction or event (in the nature of a special dividend, share repurchase program or recapitalization or an exchange of equity for debt or other similar transaction or event), as a result of which there is a reduction in the consolidated shareholder's equity (or partnership capital, net worth or similar equivalent term) of the Applicant (or any such guarantor or other provider of credit support), in the manner determined on the date hereof, of 50% or more.

NOTICES AND WAIVERS:

         10. (a) Any notice to you shall be deemed effective only if in writing sent to and received at your branch, division, or department conducting the transaction or transactions hereunder. If this Application or any amendments or notices with respect thereto or with respect to the Credit is received by you by means of a facsimile transmission, the Applicant hereby authorizes you to accept and to act in reliance upon such Application, amendment or notice and the Applicant shall be bound by the terms of such Application, amendment or notice as if it were the original executed version thereof. The transmission of the Application, any amendments, thereto and any notice with respect to the Credit by facsimile transmission will be entirely at the risk of the Applicant and you shall not be liable for any mistake or omission in such transmission nor for the fact that such transmission was unauthorized or fraudulent. Any notice to or demand on any Applicant shall be binding on all Applicants and shall be deemed effective when, made to the person whose name appears first above by mail, teletransmission, telephone or otherwise, to the last address or telephone number of such person appearing on your records. No waiver hereunder shall be valid unless in writing, signed by you, and then only to the extent set forth therein. None of the terms or conditions set forth in this Application may be changed orally and no executory agreement unless 'in writing and signed by you, and no course of dealing between the Applicant and you, shall be effective to change, modify, or discharge in whole or in part this Application.

         (b) You and the Applicant in any litigation in which you and any Applicant shall be adverse parties hereby waive trial by jury and the Applicant, in addition, waives the right to interpose any claim, setoff, or counterclaim, of any nature or description, however denominated, and any defense based upon any Statute of Limitations, laches, waiver, estoppel, or setoff, however denominated.

ENFORCEMENT OF RIGHTS AND CLAIMS:

         11. (a) The Applicant will bear and pay all expenses of every kind for the enforcement, protection, or defense of any of your rights mentioned herein or of any claim or demand by you against any Applicant, including reasonable attorney's fees.

         (b) In the event any Applicant or any guarantor of Obligations acts in any way, including but not limited to seeking an injunction or temporary restraining order, to prevent or delay payment by you of a draft or claim, the Applicant (i) shall on demand deposit with you, and pledge to you and grant to you a security interest in, an amount deemed sufficient by you, in your discretion, to secure the Obligations, shall execute all such documentation which you request to evidence, perfect, and maintain such deposit, pledge, and security interest, irrevocably authorizes you to act as the Applicant's agent and attorney-in-fact to execute such documentation in the Applicant's name, with or without designation of your authority, and acknowledges that the Applicant shall be obligated in respect of such documentation as if executed by one of its authorized signatories: (ii) agrees to bear and pay all expenses on every kind incurred by you, including reasonable attorney's fees, in connection with said action to prevent or delay payment by you of a draft or claim, (iii) consents to your exclusive determination to pay or compromise any claim or obligations of any nature or description relating to the Credit including, without limitation, for costs, attorney's fees, fines, interest, damages, or any other charge, expense, or liability, and (iv) agrees to indemnify you and to reimburse you on demand for the amount of such payments or compromises together with interest at the rate and on the terms set forth in subsection 1 (a) above.

         (c) The Applicant submits, in any, legal proceeding related to this agreement, the Application, or the Credit, to the non-exclusive in personam jurisdiction or any court of competent jurisdiction sitting in the State of New York and agrees to suit being brought in any such court; waives any objection that it may now or hereafter have to the venue of such proceeding in any such court or that such proceeding was brought in an inconvenient court; agrees that service of process in any such legal proceeding may be made, and shall be conclusively deemed sufficient and adequate, by mailing of copies thereof (by registered or certified mail, if practicable) postage prepaid, or by teletransmission, to the Applicant at its address set forth herein or such other address of which you shall have been notified in writing, in which event, service shall be deemed complete, upon the filing with the court of a copy of the process mailed or sent and an affidavit attesting to the mailing or sending; agrees that nothing herein shall affect your right to effect service of process in any other manner permitted by law; and agrees to commence and maintain any such proceeding in any such court.

CONSTRUCTION:

         12. If the Application is signed by more than one Applicant, the term "Applicant" shall be read throughout as "Applicants" as the case may be. If signed by more than one Applicant, this Application shall be the joint and several agreement of all such Applicants. This Application shall, in addition, be binding upon the Applicant and its respective representatives, successors, and assigns. The term "you", as used throughout this Application, shall be deemed to include THE CHASE MANHATTAN BANK and its branches and departments, any individual, partnership, or corporation acting as nominee or agent for THE CHASE MANHATTAN BANK, any subsidiary of THE CHASE MANHATTAN BANK and any company which is owned or controlled directly or indirectly by THE CHASE MANHATTAN CORPORATION. The term "Application" shall be deemed to include the first page hereof and all terms and conditions set forth herein.

GOVERNING LAW:

         13. This Application shall be governed by and construed in accordance with laws of the State of New York.

         14. Any provision hereof which may prove unenforceable under any law shall not affect the validity of any other provision hereof.

THE CREDIT SHALL BE SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500 AND ANY AMENDMENTS OR REVISIONS THEREOF, provided, however, that notwithstanding
Article 41 thereof, if drawings within given periods are stipulated in the Credit and any installment is not drawn within the period allowed for that installment, the Credit will not cease to be available for any subsequent installment.

                                                                    EXHIBIT H
Dated as of          __________________
Certificate #

     WEINER'S STORES, INC.
     BORROWING BASE CERTIFICATE

  1  Inventory at Book Value in any of the locations listed in Schedule
     1.01(A) to the Revolving Credit Agreement before deductions in Line 2
     below                                                                                     $

  2  The sum of A-H below:
     A. Inventory subject to any Lien, security interest or prior assignments except to the extent permitted by the Revolving
         Credit Agreement
     B.  Inventory held on consignment
     C.  Reserves for markdown
     D.  Reserves for shrinkage
     E.  Reserves for layaways and pack-a-ways
     F.  Reserves for displays and open stock
     G. Reserves for rejected, damaged, aged or other unsalable inventory
     H.  Other reserves required by CIT

  3  Line 1 minus Line 2

  4  LC Inventory

  5  70% of the sum of Line 3 and Line 4

  6  Borrowing Base Adjustments:
     A.         Westview Property
     B.         Miscellaneous

  7  Borrowing Base (Line 5 plus Line 6)

  8  Maximum amount of Revolving Credit Commitment

  9 Amount of Loans outstanding plus Letter of Credit Exposure (Sum of A through C below)
     A.      Direct Borrowings
     B. Documentary letters of credit (aggregate Unreimbursed Draws under documentary Letters of Credit plus aggregate Undrawn
             (documentary) Letter of Credit
     C. Standby letters of credit (aggregate Unreimbursed Draws under standby Letters of Credit plus aggregate Undrawn Availability)



 10  Availability:  The lesser of Line 7 or Line 8 minus Line 9                                $

 11  Cash to be collected by CIT on sweep                                                      $

                                                                                               $

                                                                    EXHIBIT I


                  CREDIT CARD BANK DEPOSITORY ACCOUNT AGREEMENT
                  ---------------------------------------------

                                                                       [DATE]


[Name and
Address of Credit Card
Depository Bank]

Ladies and Gentlemen:


                     We refer to that certain [Credit Card Agreement] dated _______________, (as amended, modified or supplemented from time to time, the "Credit Card Agreement") between you and Weiner's Stores, Inc. (the "Company"). The Company has entered into a Debtor-In-Possession Revolving Credit Agreement, dated as of October __, 2000 (as amended or otherwise modified from time to time, the "Credit Agreement"), with the financial institutions from time to time party thereto (collectively, the "Lenders" and individually, a "Lender"), and The CIT Group/Business Credit, Inc., as a Lender and as agent for the Lenders (in such capacity, the "Agent"), pursuant to which the Lenders have agreed to make loans to the Company and assist the Company in obtaining letters of credit.

                     By signing this letter agreement, you agree that from and after the date hereof, all monies, instruments or other property owing under the Credit Card Agreement to the Company shall be held for the benefit of the Agent. You hereby further agree, and the Company hereby irrevocably instructs you, to transfer all amounts owing to the Company in accordance with the terms of the Credit Card Agreement, in same day funds, to the following account maintained with Chase Bank of Texas, N.A., Houston, Texas:

               For the account of:  The CIT Group/Business Credit, Inc.
                                    (Weiner's Cash Concentration Account)
                                    Account #:
                                              -------------------------------

(the "Cash Concentration Account") or such other account designated in writing by the Agent.

                     From and after the date hereof, no officer or agent of the Company shall have the authority to withdraw or transfer any funds owing under the Credit Card Agreement and the Agent shall have the sole authority to give you instructions with respect to the withdrawal or transfer of any funds owing under the Credit Card Agreement including, without limitation, the authority to designate a new Cash Concentration Account. The instructions set forth in this letter agreement may only be changed upon written instruction from the Agent. Any correspondence with the Agent should be to:

                       The CIT Group/Business Credit, Inc.
                       Two Lincoln Centre
                       5420 LBJ Freeway, Suite 200
                       Dallas, Texas  75240
                       Attention: Regional Credit Manager

                       Telephone:  (972) 455-1600
                       Telecopy:    (972) 455-1690



                                   Very truly yours,

                                   WEINER'S STORES, INC.


                                   By:________________________________
                                        Name:
                                        Title:

Consented to:

THE CIT GROUP/BUSINESS CREDIT, INC.

By: _____________________________
      Name:
      Title:

Acknowledged and agreed to as of the date first above written:


_________________________ [Date]



[Credit Card Depository Bank]

By:  _____________________
       Name:
       Title: